              As filed with the Securities and Exchange Commission
                              on April 30, 1999
                      Registration No. 33-42927; 811-6419

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [_]


Post-Effective Amendment No. 53                                             [X]
                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [_]

Amendment No. 54                                                            [X]

                           ________________________

                            STAGECOACH FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to Rule 485(b)

[_]  or on _________ pursuant to Rule 485(b)

[_]  60 days after filing pursuant to Rule 485(a)(1)

[_]  or on _________ pursuant to Rule 485(a)(1)

[_]  75 days after filing pursuant to Rule 485(a)(2)

[_]  or on ___________pursuant to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE
                               ----------------


     This Post-Effective Amendment No. 53 (the "Amendment") to the Registration Statement of Stagecoach Funds, Inc. (the "Company") is being filed to register the definitive forms of prospectuses and statement of additional information for the Balanced, Diversified Equity Income, Equity Index, Equity Value, Growth, International Equity, Small Cap, and Strategic Growth Funds.

     This Post-Effective Amendment does not affect the Registration Statement for any of the Company's other funds.

                             STAGECOACH FUNDS, INC.
                             ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------


 1              Front and Back Cover Pages
 2              Objectives and Principal Strategies
                Important Risks
 3              Summary of Expenses
                Example of Expenses
 4              Objectives and Principal Strategies
                Important Risks
                See Individual Fund Summaries
                General Investment Risks
 5              Not applicable
 6              Organization and Management of the Funds
 7              Your Account
                How to Buy Shares
                Selling Shares
                Dividends and Distributions
                Taxes
 8              A Choice of Share Classes
                Reduced Sales Charges
                Distribution Plan
                Exchanges
 9              See Individual Fund Summaries

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page and Table of Contents
11              Historical Fund Information
12              Investment Restrictions
                Additional Investment Policies
                Risk Factors
13              Management
14              Capital Stock
15              Management
16              Portfolio Transactions
17              Capital Stock
18              Determination of Net Asset Value
                Additional Purchase and Redemption Information
19              Federal Income Taxes
20              Management
21              Performance Calculations
22              Financial Information

Part C          Other Information
------          -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                     STAGECOACH FUNDS(R)


Stagecoach

     Equity Funds

Prospectus

Balanced Fund                                Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals
Diversified Equity Income Fund               match your own.

Equity Index Fund
Equity Value Fund                            These securities have not been approved or disapproved by the Securities and
                                             Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or
Growth Fund                                  adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
International Equity Fund
                                             Fund shares are NOT deposits or other obligations of, or issued, endorsed or
Small Cap Fund                               guaranteed by, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), or any of its
                                             affiliates. Fund shares are NOT insured or guaranteed by the Federal Deposit
Strategic Growth Fund                        Insurance Corporation ("FDIC"), or any governmental agency. AN INVESTMENT IN A
                                             FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
Class A, Class B and Class C

TABLE OF CONTENTS

OVERVIEW

This section contains         OBJECTIVES AND PRINCIPAL STRATEGIES                 4
important summary             SUMMARY OF IMPORTANT RISKS                          6
information about             PERFORMANCE HISTORY                                 8
the Funds.

THE FUNDS                     BALANCED FUND                                      22
                              DIVERSIFIED EQUITY INCOME FUND                     26
This section contains         EQUITY INDEX FUND                                  30
important information         EQUITY VALUE FUND                                  34
about the individual Funds.   GROWTH FUND                                        38
                              INTERNATIONAL EQUITY FUND                          42
                              SMALL CAP FUND                                     46
                              STRATEGIC GROWTH FUND                              50
                              GENERAL INVESTMENTS RISKS                          54
                              ORGANIZATION AND MANAGEMENT
                                OF THE FUNDS                                     58

YOUR ACCOUNT                  A CHOICE OF SHARE CLASSES                          61
                              REDUCED SALES CHARGES                              65
Turn to this section for      EXCHANGES                                          69
information on how to         YOUR ACCOUNT                                       70
open and maintain your        HOW TO BUY SHARES                                  71
account, including how to     SELLING SHARES                                     72
buy, sell and exchange        ADDITIONAL SERVICES AND
Fund shares.                    OTHER INFORMATION                                78
                              GLOSSARY                                           84

STAGECOACH EQUITY FUNDS OVERVIEW

FUND                     OBJECTIVE

BALANCED FUND            Seeks to provide investors with both capital
                         appreciation and current income.

DIVERSIFIED EQUITY       Seeks to earn current income and a growing stream of
 INCOME FUND             income over time, consistent with the preservation of
                         capital.

EQUITY INDEX FUND        Seeks to approximate the total rate of return of
                         substantially all common stocks comprising the S&P 500
                         Index.

EQUITY VALUE FUND        Seeks to provide investors with above-average capital
                         appreciation.

GROWTH FUND              SEEKS TO EARN CURRENT INCOME AND ACHIEVE LONG-TERM
                         CAPITAL APPRECIATION.

INTERNATIONAL EQUITY     Seeks to earn total return, with an emphasis on capital
 FUND                    appreciation, over the long term.


SMALL CAP FUND           Seeks above-average long-term capital appreciation in
                         order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over 3 to 5 years.

STRATEGIC GROWTH         Seeks to provide investors with an above-average level
 FUND                    of long-term capital appreciation for investors willing
                         to assume above-average risk.

4  Stagecoach Equity Funds Prospectus

PRINCIPAL STRATEGY

We invest between 30% and 70% of our assets in equity securities, and the remainder in fixed-income securities. We buy equity securities that we believe are undervalued, and fixed-income securities of at least investment-grade quality.

We invest in income-producing equity securities that generally exhibit above-average financial strength, a strong position in their industry, a history of profit growth, and relatively high dividends.

We invest in substantially all of the common stocks included in the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results before expenses, regardless of market conditions.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets. Dividends are a secondary consideration when selecting stocks.

We invest in equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or are undervalued, or have above-average dividend yields.

We invest in equity securities of companies located or operating in developed foreign countries and emerging markets of the world. We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth.

We invest in equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We buy stocks that we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.

We invest in equity securities of companies that are expected to have strong growth in revenues, earnings and assets, and that are selected from different industry groups. We buy acquisition candidates, established growth companies, growth companies at initial public offering, and other mid-cap growth companies.

                                           Stagecoach Equity Funds Prospectus  5

SUMMARY OF IMPORTANT RISKS

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in the individual Fund Descriptions later in this Prospectus and under General Investment Risks beginning on page 54. An investment in a fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMMON RISKS FOR THE FUNDS

EQUITY SECURITIES

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

FIXED INCOME SECURITIES

The Funds may invest in debt instruments, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6  Stagecoach Equity Funds Prospectus

FUND                     SPECIFIC RISKS

  BALANCED FUND          Because stock and bond markets often move in opposite
                         directions, this Fund's balanced objective should reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

  DIVERSIFIED EQUITY     Stocks selected for their high dividend yields may be
   INCOME FUND           more sensitive to interest rate changes than other
                         stocks. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

  EQUITY INDEX           We attempt to match as closely as possible the
   FUND                  performance of the S&P 500 Index. Therefore, during
                         periods when the S&P 500 Index is losing value, your investment will also lose value.

  EQUITY VALUE           There is no guarantee that securities selected as
   FUND                  "under-valued" will perform as expected. Stocks of
                         smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

  GROWTH FUND            The Fund is primarily subject to the equity market
                         risks described in the Common Risks section above.
                         Dividend-producing large company stocks have experienced unprecedented appreciation in recent years.
                         There is no guarantee such performance levels will continue.

  INTERNATIONAL          Foreign company stocks involve special risks, including
   EQUITY FUND           generally higher commission rates, political, social
                         and monetary or diplomatic developments that could effect U.S. investments in foreign countries. Emerging market countries may experience increased political instability, and are often dependent on international trade, making them more vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.

  SMALL CAP FUND         These Funds may invest in companies that pay low or no
   AND STRATEGIC         dividends, have smaller market capitalizations, have
   GROWTH FUND           less market liquidity, have no or relatively short
                         operating histories, or are newly public companies.
                         Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Because the Fund may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

                                           Stagecoach Equity Funds Prospectus  7

PERFORMANCE HISTORY


The Information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

The Funds'shares are sold subject to sales load that are not included in the performance calculations. If these charges were included, performance shown would be lower.

Please remember that past performance is no guarantee of future results.


                         BALANCED FUND CLASS A SHARES
                            CALENDAR YEAR RETURNS1


                             [GRAPH APPEARS HERE]

Best Qtr.:     Worst Qtr.:
Q2 '97         Q3 '98
9.01%          -5.74%


1. Returns do not reflect sales charges. If they did, returns would be lower. The balanced Fund's year-to-date performance for the quarter ended March 31, 1999 was-0.19%.

-------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   ----------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98 33
-------------------------------------------------------------------------
   BALANCED FUND                      1 YEAR       5 YEARS     INCEPTION
-------------------------------------------------------------------------
   Class A (Incept. 7/2/90)              3.69         9.88        11.32
-------------------------------------------------------------------------
   Class B (Incept. 9/6/96)              3.86        10.07        11.26
-------------------------------------------------------------------------
   S&P 5001/LB Gov/Corp/2/             21.35/3/     17.33/3/     14.91/4/
-------------------------------------------------------------------------


1  S&P 500 is a registered trademark of Standard and Poors.

2. Lehman Brothers Government/Corporate Bond Index.

3. Composite Benchmark of the S&P 500 and LB Gov/Corp. Bond Index.

4. Composite Benchmark calculated for Class A only.


8    Stagecoach Equity Funds Prospectus

                 DIVERSIFIED EQUITY INCOME FUND CLASS A SHARES
                             CALENDAR YEAR RETURNS


                             [GRAPH APPEARS HERE]

Best Qtr.:       Worst Qtr.:
Q2 '97           Q3 '98
13.61%           -10.63%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Diversified Equity Income Fund's year-to-date performance for the quarter ended March 31, 1999 was -0.94%.


-----------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   FOR THE PERIODS ENDED 12/31/98
-----------------------------------------------------------------------------
   DIVERSIFIED EQUITY INCOME FUND      1 year     5 years      Inception
-----------------------------------------------------------------------------
   Class A (Incept. 11/18/92)          -0.57       13.72         13.79
-----------------------------------------------------------------------------
   Class B (Incept. 1/1/95)            -0.40       14.03         14.10
-----------------------------------------------------------------------------
   S&P 500/1/                          28.58       24.06         21.53/2/
--------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.
2. Benchmark calculated for Class A shares only.


                                            Stagecoach Equity Funds Prospectus 9

PERFORMANCE HISTORY

                       EQUITY INDEX FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS1

Best Qtr.:      Worst Qtr.:
Q4 '98          Q3 '90
21.00%          -13.80%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Equity Index Funds' year to-date performance for the quarter ended March 31, 1999 was 4.77%.


----------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
-----------------------------------------------------------------------------
   EQUITY INDEX FUND                   1 YEAR      5 YEARS     10 YEAR
                                                            (OR INCEPTION)
-----------------------------------------------------------------------------
   Class A (Incept. 1/25/84)            21.92       21.72     17.41
-----------------------------------------------------------------------------
   Class B (Incept. 2/17/98)            21.72       21.95     17.22
-----------------------------------------------------------------------------
   S&P 5001                             28.58       24.06     19.21/2/
-----------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.

2. Benchmark calculated for Class A shares only.

10    Stagecoach Equity Funds Prospectus

                       EQUITY VALUE FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS/1/


                           [GRAPH APPEARS HERE]


Best Qtr.:    Worst Qtr.:
Q2 '97        Q3 '90
15.19%       -15.20%

1. Returns do not reflect sales charges. If they did, returns would be lower. The Equity Value Fund's year-to-date performance for the quarter ended March 31, 1999 was -3.32%.

----------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
-----------------------------------------------------------------------------
   EQUITY VALUE FUND                 1 year       5 years      Inception
-----------------------------------------------------------------------------
   Class A (Incept. 7/2/90)           1.08         14.74        14.28
-----------------------------------------------------------------------------
   Class B (Incept. 6/6/96)           1.11         14.99        14.23
-----------------------------------------------------------------------------
   Class C (Incept. 4/1/98)           4.92         15.20        14.22
-----------------------------------------------------------------------------
   S&P 500/1/                        28.58         24.06        18.62/2/
------------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.

2. Benchmark calculated for Class A shares only.


                                           Stagecoach Equity Funds Prospectus 11

PERFORMANCE HISTORY

                          GROWTH FUND CLASS A SHARES
                            CALENDAR YEAR RETURNS/1/


                           [GRAPH APPEARS HERE]


Best Qtr.:    Worst Qtr.:
Q2 '97         Q3 '98
13.78%         -10.70%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Growth Fund's year-to-date performance for the quarter ended March 31, 1999 was 5.26%.

---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
---------------------------------------------------------------------------
   GROWTH FUND                         1 YEAR       5YEARS      INCEPTION
---------------------------------------------------------------------------
   Class A (Incept. 8/2/90)            22.37        17.91       16.45
---------------------------------------------------------------------------
   Class B (Incept. 1/1/95)            23.29        18.27       16.47
---------------------------------------------------------------------------
   S&P 5001                            28.58        24.06       18.87/2/
---------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.
2. Benchmark calculated for Class A shares only.




12     Stagecoach Equity Funds Prospectus

                   INTERNATIONAL EQUITY FUND CLASS A SHARES
                             CALENDAR YEAR RETURNS/1/


                           [GRAPH APPEARS HERE]


BEST QTR.:     Worst Qtr.:
Q1 '98         Q3 '98
14.27%         -17.89%


1. Returns do not reflect sales charges. If they did, returns would be lower. The International Equity Fund's year-to-date performance for the quarter ended March 31, 1999 was 3.03 %.

    AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
---------------------------------------------------------------------------
   INTERNATIONAL EQUITY FUND                  1 year          Inception
---------------------------------------------------------------------------
   Class A (Incept. 9/24/97)                  9.89               5.00
---------------------------------------------------------------------------
   Class B (Incept.                          10.34               5.72
---------------------------------------------------------------------------
   Class C (Incept. 4/1/98)                  10.34               8.82
---------------------------------------------------------------------------
   MSCI/EAFE Index/1/                        20.00               8.39/2/
---------------------------------------------------------------------------


   1. Morgan Stanley Capital International/Europe, Asia, Far East Index.
   2. Benchmark calculated for Class A shares only.

                                           Stagecoach Equity Funds Prospectus 13

PERFORMANCE HISTORY

                         SMALL CAP FUND CLASS A SHARES
                            CALENDAR YEAR RETURNS/1/


                             [GRAPH APPEARS HERE]


BEST QTR.:     WORST QTR.:
Q2 '97         Q3 '98
24.71%         -26.35%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Small Cap Fund's year-to-date performance for the quarter ended March 31, 1999 was 1.99%.

2. Performance shown for periods prior to September 6, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund.

---------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
---------------------------------------------------------------------------
   SMALL CAP FUND                               1 year          Inception
---------------------------------------------------------------------------
   Class A (Incept. 9/16/96)                   -10.91             19.97
---------------------------------------------------------------------------
   Class B (Incept. 9/16/96)                   -10.97             20.49
---------------------------------------------------------------------------
   Class C (Incept. 12/15/97)                   -6.66             20.74
---------------------------------------------------------------------------
   Russell 2000 Index                           -2.55             14.501/1/
---------------------------------------------------------------------------


  . Benchmark calculated for Class A shares only.

    14   Stagecoach Equity Funds Prospectus.

                     STRATEGIC GROWTH FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS/1/



                             [GRAPH APPEARS HERE]

BEST QTR.:     WORST QTR.:
Q3 '97         Q3`95
23.11%         -23.52%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Strategic Growth Fund's year-to-date performance for the quarter ended March 31, 1999 was 1.08%.

   AVERAGE ANNUAL TOTAL RETURN
   ------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
---------------------------------------------------------------------------
   STRATEGIC GROWTH FUND                 1 year     5 years     Inception
---------------------------------------------------------------------------
   Class A (Incept. 1/20/93)             -3.08      11.34         15.32
---------------------------------------------------------------------------
   Class B (Incept. 12/15/97)            -3.40      11.49         15.23
---------------------------------------------------------------------------
   Class C (Incept. 7/1/93)               0.56      11.73         15.30
---------------------------------------------------------------------------
   S&P 500/1/                            28.58      24.06         21.782/2/
---------------------------------------------------------------------------


   1. S&P is a registered trademark of Standard and Poors.

   2. Benchmark calculated for Class A shares only. 15



                                           Stagecoach Equity Funds Prospectus 15

EQUITY FUNDS      Summary of Expenses


These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund.

---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------------------------------
                                                BALANCED FUND          DIVERSIFIED EQUITY      EQUITY INDEX
                                                                         INCOME FUND              FUND
                                              -----------------------------------------------------------------------------------
                                              CLASS A      CLASS B        CLASS A    CLASS B    CLASS A   CLASS B
 --------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering price)                5.25%        None           5.25       None        4.50%      None
---------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
  as a percentage of the lower of the NAV
  at purchase or the NAV at redemption         None         5.00%         None         5.00%      None      5.00%
---------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
                                                BALANCED FUND          DIVERSIFIED EQUITY      EQUITY INDEX
                                                                         INCOME FUND              FUND
                                              -----------------------------------------------------------------------------------
                                              CLASS A      CLASS B        CLASS A    CLASS B    CLASS A   CLASS B
---------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT FEE                                0.60%        0.60%         0.50%      0.50%      0.25%     0.25%
---------------------------------------------------------------------------------------------------------------------------------
  Distribution (12-1)fee                        0.10%        0.75%         0.05%      0.70%      0.00%     0.75%
---------------------------------------------------------------------------------------------------------------------------------
  Other expenses                                0.63%        0.74%         0.65%      0.66%      0.52%     0.58%
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES/1/       1.33%        2.09%         1.20%      1.86%      0.77%     1.58%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  SHAREHOLDERS FEES
---------------------------------------------------------------------------------------------------------------------------------
                                                   EQUITY VALUE FUND              GROWTH FUND      INTERNATIONAL EQUITY FUND
                                              -----------------------------------------------------------------------------------
                                              CLASS A     CLASS B    CLASS C    CLASS A  CLASS B         CLASS A  CLASS B
---------------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering price)                5.25%       None       None       5.25%    None            5.25%     None
---------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
  as a percentage of the lower of the NAV at
  purchase or the NAV at redemption            1.00%       None       5.00%      None     5.00%           1.00%     None
---------------------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                   EQUITY VALUE FUND               GROWTH FUND      INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A     CLASS B    CLASS C    CLASS A  CLASS B         CLASS A  CLASS B
---------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT FEE                               0.50%       0.50%      0.50%      0.50%    0.50%           1.00%    1.00%
---------------------------------------------------------------------------------------------------------------------------------
  Distribution (12B-1)fee                      0.10%       0.75%      0.75%      0.05%    0.70%           0.10%    0.75%
---------------------------------------------------------------------------------------------------------------------------------
  Other expenses                               0.58%       0.58%      0.58%      0.58%    0.59%           0.96%    0.95%
=================================================================================================================================
 TOTAL ANNUAL FUND OPERATING EXPENSES/1/       1.18%       1.83%      1.63%      1.13%    1.79%           2.06%    2.70%
=================================================================================================================================


The actual expenses incurred by the Funds will be lower than the contract amounts shown above as a result of voluntary fee waivers. The Funds' actual expenses, after waivers, are as follows: Balanced Fund Class A 1.28%, Class B 1.93%; Diversified Equity Income Fund A Class 1.20%Class B 1.88%; Equity Index Fund Class A 71%, Class B 1.45%; Equity Value Fund Class A 1.18%, Class B 1.83 %, Class C 1.83%; Growth Fund Class A 1.12%, Class B 1.79%; International Equity Fund Class A 1.75%, Class B 2.40%, Class C 2.40%; Small Cap Fund Class A 1.36%, Class B 2.11%, Class C 2.11%, and Strategic Growth Fund Class A 1.29%, Class B 2.01%, Class C 2.01%.

16 Stagecoach Equity Funds Prospectus

------------------------------------------------------------------------------------------------------------------------------------
  SHAREHOLDERS FEES
------------------------------------------------------------------------------------------------------------------------------------
                                                  INTERNATIONAL EQUITY            SMALL CAP FUND            STRATEGIC GROWTH FUND
                                                          FUND
                                                  ----------------------------------------------------------------------------------
                                                        CLASS C           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering price)                          None              5.25%      None      None      5.25%     None      None
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
  as a percentage of the lower of the NAV at
  purchase or the NAV at redemption                     5.00%              1.00%     5.00%     1.00%       None    5.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                  INTERNATIONAL EQUITY            SMALL CAP FUND            STRATEGIC GROWTH FUND
                                                         FUND
                                                  ----------------------------------------------------------------------------------
                                                        CLASS C           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT FEE                                        1.00%              0.60%     0.60%     0.60%     0.50%     0.50%      0.50%
------------------------------------------------------------------------------------------------------------------------------------
  Distribution (12B-1)fee                               0.75%              0.10%     0.75%     0.75%     0.10%     0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------------------
  Other expenses                                        0.91%              0.79%     0.78%     1.36%     0.69%     0.76%      0.76%
====================================================================================================================================
 TOTAL ANNUAL FUND OPERATING EXPENSES/1/                2.66%              1.49%     2.13%     2.71%     1.29%     2.01%      2.01%
====================================================================================================================================

                                           Stagecoach Equity Funds Prospectus 17

EQUITY FUNDS                                     Summary of Expenses (continued)

--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES--These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

------------------------------------------------------------------------------------------------------------------------------------

You would pay the following
expenses on a $10,000 investment
assuming a 5% annual return and     Balanced Fund    Diversified Equity   Equity Index       Equity Value Fund        Growth Fund
that you redeem your shares at                          Income Fund           Fund
the end of each period.           -------------------------------------------------------------------------------------------------

                                   CLASS A  CLASS B  CLASS A  CLASS B   CLASS A  CLASS B  CLASS A  CLASS B  CLASS C  CLASS A CLASS B

------------------------------------------------------------------------------------------------------------------------------------

1 year                               $ 653    $ 712    $ 641    $ 689     $ 525    $ 661    $ 639    $ 686   $ 186    $ 634  $ 682
------------------------------------------------------------------------------------------------------------------------------------

3 years                              $ 924    $ 955    $ 886    $ 885     $ 685    $ 799    $ 880    $ 876   $ 576    $ 865  $ 863
------------------------------------------------------------------------------------------------------------------------------------

5 years                              $1216    $1324    $1150    $1206     $ 859    $1060    $1140    $1190   $ 990    $1115  $1170
------------------------------------------------------------------------------------------------------------------------------------

10 years                             $2042    $2038    $1903    $1841     $1361    $1454    $1882    $1814   $2148    $1827  $1765
------------------------------------------------------------------------------------------------------------------------------------

You would pay the following
expenses on a $10,000 investment
assuming a 5% annual return and     Balanced Fund    Diversified Equity   Equity Index       Equity Value Fund        Growth Fund
that you do not redeem your                             Income Fund           Fund
                                   -------------------------------------------------------------------------------------------------

shares at the end of each period.  CLASS A  CLASS B  CLASS A  CLASS B   CLASS A  CLASS B  CLASS A  CLASS B  CLASS C  CLASS A CLASS B

------------------------------------------------------------------------------------------------------------------------------------

1 YEAR                               $ 653    $ 212    $ 641    $ 189     $ 525    $ 161    $ 639    $ 186   $ 286    $ 634  $ 182
------------------------------------------------------------------------------------------------------------------------------------

3 YEARS                              $ 924    $ 655    $ 886    $ 585     $ 685    $ 499    $ 880    $ 576   $ 576    $ 865  $ 563
------------------------------------------------------------------------------------------------------------------------------------

5 YEARS                              $1216    $1124    $1150    $1006     $ 859    $ 860    $1140    $ 990   $ 990    $1115  $ 970
------------------------------------------------------------------------------------------------------------------------------------

10 YEARS                             $2042    $2038    $1903    $1841     $1361    $1454    $1882    $1814   $2148    $1827  $1765
------------------------------------------------------------------------------------------------------------------------------------


18  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------------------------------------------------------
You would pay the following
expenses on a $10,000 investment
assuming a 5% annual return and           International Equity            Small Cap Fund            Strategic Growth Fund
that you redeem your shares at                   Fund
                                       ---------------------------------------------------------------------------------------
the end of each period.                 CLASS A  CLASS B  CLASS C    CLASS A  CLASS B  CLASS C    CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------------------------------------------------------------------
1 year                                   $ 723    $ 773    $ 369       $ 669    $ 716    $ 374     $ 649     $ 704   $ 304
-------------------------------------------------------------------------------------------------------------------------------
3 years                                  $1137    $1138    $ 826       $ 971    $ 967    $ 841     $ 913     $ 930   $ 630
-------------------------------------------------------------------------------------------------------------------------------
5 years                                  $1575    $1630    $1410       $1295    $1344    $1435     $1195     $1283   $1083
-------------------------------------------------------------------------------------------------------------------------------
10 years                                 $2769    $2725    $2993       $2211    $2141    $3041     $2000     $1973   $2338
-------------------------------------------------------------------------------------------------------------------------------
You would pay the following
expenses on a $10,000 investment
assuming a 5% annual return and           International Equity            Small Cap Fund            Strategic Growth Fund
that you do not redeem your                      Fund
                                       ----------------------------------------------------------------------------------------
shares at the end of each period.       CLASS A  CLASS B  CLASS C    CLASS A  CLASS B  CLASS C    CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                   $ 723    $ 273    $ 269       $ 669    $ 216    $ 274     $ 649     $ 204   $ 204
-------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                  $1137    $ 838    $ 826       $ 971    $ 667    $ 841     $ 913     $ 630   $ 630
-------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                  $1575    $1430    $1410       $1295    $1144    $1435     $1195     $1083   $1083
-------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                 $2789    $2725    $2993       $2211    $2141    $3041     $2000     $1973   $2338
-------------------------------------------------------------------------------------------------------------------------------

                                          Stagecoach Equity Funds Prospectus  19

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund. Words appearing in italicized print and highlighted in color appear in the glossary.

Important information you should look for:

INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus?

PERMITTED INVESTMENTS

A summary of the Fund's key permitted investments and practices.

IMPORTANT RISK FACTORS

What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

FINANCIAL HIGHLIGHTS

Provides important financial information about each class of shares of the Fund.

20  Stagecoach Equity Funds Prospectus

This page intentionally left blank

BALANCED FUND

INVESTMENT OBJECTIVE

The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.


INVESTMENT POLICIES

We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in equity securities and the remainder in fixed-income securities. By actively managing both the equity and fixed-income portion of the Fund's portfolio and the allocation mix, we hope to achieve a high total return, including both distributions and growth in share values. We invest the equity portion of our portfolio in equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at price-to-book and price-to-cash flow ratios of companies for indications of attractive valuation. We invest the fixed-income portion of our portfolio in investment grade or better corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.

PERMITTED INVESTMENTS

Under normal market conditions, we invest:

 .    between 30% and 70% of our assets in equity securities, with the remainder invested in debt securities.

Under normal market conditions we invest the equity portion of the Fund's portfolio in:

 .    primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase; and

 .    in foreign companies through American Depositary Receipts and similar instruments, up to 25% of total assets.

Under normal market conditions we invest the fixed-income portion of the Fund's portfolio in:

 .    commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;

 .    corporate debt securities rated "BBB" (S&P) or "Baa" (Moody's) or better;
     and

 .    mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa"
     (Moody's) or better.

22  Stagecoach Equity Funds Prospectus

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term capital appreciation.


IMPORTANT RISK FACTORS

There is no guarantee, that the Fund's balanced investment program will successfully reduce volatility.

Mortgage- and asset-backed securities may not be guaranteed by the U.S. Treasury. Mortgage-backed securities are subject to prepayment risk, which can lower the rate of return on such securities.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    REX WARDLAW, CFA

     Has managed the Balanced Fund since February 1997, and has been with Wells Fargo/Wells Capital Management since 1986. Since 1993, Mr. Wardlaw has managed investment funds, pension assets, and private accounts for Wells Fargo Bank/Wells Capital Management. Prior to 1993 he was an investment analyst specializing in several equity market sectors, including utilities, transportation, basic industries and capital goods. Mr. Wardlaw leads the Value Equity Investment Team, managing portfolios and directing the research effort. He has over ten years of investment management experience.


 .    SCOTT SMITH, CFA

     Has co-managed the Balanced Fund since February 1998, and has been with Wells Fargo/Wells Capital Management since 1987. Mr. Smith is a liquidity management specialist and has ten years of experience as a taxable money market portfolio specialist.

 .    GREGG GIBONEY, CFA

     Has co-managed the Balanced Fund since August 1998, and has been with Wells Fargo/Wells Capital Management as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivatives management, equity analysis, stable value asset management and as a portfolio manager for personal, institutional and trust accounts.

                                          Stagecoach Equity Funds Prospectus  23

BALANCED FUND                      Financial Highlights
See "Historical Fund Information" on page 81.
--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information for periods subsequence to September 30, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------
                                                     CLASS A SHARES -- COMMENCED
                                                     ON JULY 2, 1990
                                                     -------------------------

                                                          SEPT.30,      MAR.31,    MAR.31,    SEPT 30,   SEPT 30,     SEPT 30,
FOR THE PERIOD ENDED:                                       1998/1/       1998       1997/2/    1996/1/    1995          1994
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $13.28        $12.01     $11.46     $11.84     $11.67       $12.71
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                     0.17          0.38       0.19       0.36      0.464        0.434
   Net realized and unrealized gain (loss)
     on investments                                         (1.05)         2.76       0.74       0.89       0.68        (0.13)/4/
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (0.88)         3.14       0.93       1.25       1.14         0.30
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                     (0.17)        (0.38)     (0.19)     (0.35)     (0.47)       (0.46)
   Distributions from net realized gain                      0.00         (1.49)     (0.19)     (1.28)     (0.50)       (0.88)
---------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                    (0.17)        (1.87)     (0.38)     (1.63)     (0.97)       (1.34)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $12.23        $13.28     $12.01     $11.46     $11.84       $11.67
---------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                               (6.63)%       27.49%      8.15%     10.51%     10.62%        2.30%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                       $30,833       $34,952    $31,632    $32,640    $89,034     $108,290
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                   1.28%         1.12%      1.05%      1.31%      1.03%        1.09%
   Ratio of net investment income to
     average net assets                                      2.66%         2.91%      3.20%      2.98%      4.05%        3.55%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             32%           67%        43%       131%        90%          35%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses                    1.33%         1.40%      1.30%      1.48%      1.05%        1.11%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
   net assets prior to waived fees and
   reimburse expenses (loss)                                 2.61%         2.63%      2.95%      2.81%      4.03%        3.53%
---------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31.

24  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-------------------------------------------------------------------------------

                                                    CLASS B SHARES -- COMMENCED
                                                    ON SEPTEMBER 6, 1996
                                                    ---------------------------

                                                             SEPT 30,     MAR.31,      SEPT 30,     SEPT 30,
                                                               1998/1/      1997         1997/2/      1996
----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED:                                         $12.00       $10.79        $10.24       $10.00
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
Income from investment operations:                              0.11         0.19          0.08         0.00
   Net investment income
   Net realized and unrealized gain (loss)                     (0.94)        2.55          0.72         0.24
     on investments
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (0.83)        2.74          0.80         0.24
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment  income                       (0.11)       (0.19)        (0.08)        0.00
   Distributions from net realized gain                         0.00        (1.34)        (0.17)        0.00
----------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                       (0.11)       (1.53)        (0.25)        0.00
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.06       $12.00        $10.79       $10.24
----------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                  (6.92%)      26.64%         7.84%        2.40%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                          $10,516       $9,145          $297        $2
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                      1.93%        1.82%         1.70%        0.00%
   Ratio of net investment income to                            2.02%        2.15%         2.48%        3.09%
     average net assets
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                32%          67%           43%         131%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses                       2.09%        2.29%         7.85%        0.66%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets prior to waived fees and
   reimburse expenses (loss)                                    1.86%        1.68%        (3.67)%       2.43%
----------------------------------------------------------------------------------------------------------------------------------

/3/ The Fund changed its Investment Advisor during this fiscal year. /4/ Per share data are based upon average monthly shares outstanding.

                                           Stagecoach Equity Funds Prospectus 25

DIVERSIFIED EQUITY INCOME FUND
---------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Diversified Equity Income Fund seeks to earn current income and a growing stream of income over time, consistent with the preservation of capital.

INVESTMENT POLICIES
We actively manage a diversified portfolio of income-producing equity securities. In selecting stocks we emphasize histories and trends. We also look for equity securities that we believe are selling for less than their intrinsic or true and that generally exhibit the following characteristics: above average financial strength, a strong position in their industry, a history of profit growth, and relatively high dividends.

We may also invest in the following income producing debt securities:

 .    U.S. Government obligations;

 .    a broad range of debt instruments, including bonds and other debt obligations of domestic corporations;

 .    U.S. dollar-denominated debt instruments of foreign issuers, including foreign  government and companies; and

 .    various asset-backed securities.

PERMITTED INVESTMENTS
Under normal market conditions, we may invest:

 .    at least 65% of our total assets in income-producing equity securities;

 .    at least 90% of our equity portfolio in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (as of March 31, 1999, this range was from $20 million to %452 billion. The range is expected to change frequently);

 .    up to 25% of our total assets in foreign companies through American
     Depositary Receipts and similar instruments;

 .    most of our debt portfolio in companies and government entities located within the United States;

 .    generally all of our debt portfolio in instruments rated at the time of acquisition in the four highest credit categories by one or more nationally recognized ratings organizations, or in unrated instruments determined by Wells Fargo Bank to be of comparable quality; and

 .    up to 20% of our nonconvertible debt portfolio in instruments rated at the time of purchase in the highest four credit categories.

26    Stagecoach Equity Funds Prospectus

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term preservation of capital.

IMPORTANT RISK FACTORS

Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54 and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    ALLEN WISNIEWSKI,CFA

     Has managed the Diversified Equity Income Fund since November 1992, and has been with Wells Fargo/Wells Capital Management since 1987. Mr. Wisniewski has over ten years of equity and balanced portfolio investment management experience.

 .    REX WARDLAW, CFA

     Has co-managed the Diversified Equity Income Fund since February 1997, and has been with Wells Fargo/Wells Capital Management since 1986. Since 1993, Mr. Wardlaw has managed investment funds, pension assets, and private accounts for Wells Fargo Bank/Wells Capital Management. Prior to 1993 he was an investment analyst specializing in several equity market sectors, including utilities, transportation, basic industries and capital goods. Mr. Wardlaw leads the Value Equity Investment Team, managing portfolios and directing the research effort. He has over ten years of investment management experience.

                                           Stagecoach Equity Funds Prospectus 27

DIVERSIFIED EQUITY INCOME FUND   Financial Highlights



This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES -- COMMENCED
                                                      ON NOVEMBER 18, 1992
                                                   -----------------------------------------------------------------------------
                                                      SEPT.30,   MARCH 31,   MARCH 31, SEPT. 30,
   FOR THE PERIOD ENDED:                              1998/1/    1998        1997/2/   1996/3/
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                $ 18.97    $ 14.52     $ 14.73   $ 13.34     $ 10.76   $ 11.08    $ 17.77
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income (loss)                        0.16       0.28        0.14      0.25        0.35      0.33       0.09
     Net realized and unrealized gain (loss)
       on investments                                   (2.58)      5.15        0.64      1.39        2.86     (0.32)     (2.42)
--------------------------------------------------------------------------------------------------------------------------------
  Total  from investment operations                     (2.42)      5.43        0.78      1.64        3.21      0.01      (2.33)
--------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income               (0.16)     (0.28)      (0.14)    (0.25)      (0.35)    (0.33)     (0.09)
     Distributions from net realized gain                0.00      (0.70)      (0.85)     0.00       (0.28)     0.00       0.00
---------------------------------------------------------------------------------------------------------------------------------
  Total from distributions                              (0.16)     (0.98)      (0.99)    (0.25)      (0.63)    (0.33)     (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                      $ 16.39    $ 18.97     $ 14.52   $ 14.73     $ 13.34   $ 10.76    $ 15.35
---------------------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                        (12.78)%    38.15%       5.25%    12.35%      30.17%     0.08%    (13.12)%
---------------------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)                 $170,744   $223,540    $154,502  $134,648    $ 79,977  $ 45,178   $ 61,396
---------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
     Ratio of expenses to average
         net assets                                      1.17%      1.12%       1.10%     1.10%       1.10%     1.06%      1.86%
  Ratio of net investment income to average
         net assets                                      1.74%      1.67%       1.91%     2.57%       3.02%     3.16%      1.07%
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                       29%        59%         33%       43%         70%       62%        29%
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets
    prior to waived fees and reimbursed expenses         1.17%      1.19%       1.17%     1.26%       1.31%     1.34%      1.86%
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average
    net assets prior to waived fees and
     reimbursed expenses                                 1.74%      1.60%       1.84%     2.41%       2.81%     2.88%      1.07%
--------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its fiscal year-end from December 31 to September 30.

28 Stagecoach Equity Funds Prospectus

CLASS B SHARES -- COMMENCED
ON JANUARY 1, 1995
--------------------------------------------------------------------
  SEPT 30,        MAR 31,      MAR 31,      SEPT 30,     DEC 31,
    1998           1998        1997/1/       1996/2/      1995
--------------------------------------------------------------------
  $ 17.77        $ 13.60       $ 13.79      $ 12.49      $10.00
--------------------------------------------------------------------
     0.09           0.15          0.08         0.17        0.20
--------------------------------------------------------------------
    (2.42)          4.82          0.60         1.30        2.75
--------------------------------------------------------------------
    (2.33)          4.97          0.68         1.47        2.95
--------------------------------------------------------------------
    (0.09)         (0.15)        (0.08)       (0.17)      (0.20)
--------------------------------------------------------------------
  $ 15.35        $ 17.77       $ 13.60      $ 13.79      $12.49
--------------------------------------------------------------------
   (13.12)%        37.29%         4.91%       11.76%      29.64%
--------------------------------------------------------------------
  $61,396        $ 71,736      $32,632      $17,045      $5,339
--------------------------------------------------------------------
     1.86%           1.77%        1.74%        1.74%       1.73%
--------------------------------------------------------------------
     1.07%           1.02%        1.29%        2.01%       2.40%
--------------------------------------------------------------------
       29%             59%          33%          43%         70%
--------------------------------------------------------------------
     1.86%           1.83%        1.87%        2.08%       2.57%
--------------------------------------------------------------------
     1.07%           0.96%        1.16%        1.67%       1.56%
--------------------------------------------------------------------

                                          Stagecoach Equity Funds Prospectus  29

EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index").

INVESTMENT POLICIES

We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the net asset value of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We will regularly monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary in order to achieve the 95% correlation.


PERMITTED INVESTMENTS

Under normal market conditions, we invest:

 .    in a diversified portfolio of common stocks designed to provide a relative sample of the stocks listed on the S&P 500 Index;

 .    in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and

 .    in interest-rate futures contracts, options on interest rate swaps and index swaps.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective.




30  Stagecoach Equity Funds Prospectus

IMPORTANT RISK FACTORS

We attempt to match as closely as possible the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

                                          Stagecoach Equity Funds Prospectus  31

EQUITY INDEX FUND                                           Financial Highlights

See "Historical Fund Information" on page 81.
--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-----------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------------------------------
                                             CLASS A SHARES -- COMMENCED
                                             ON JANUARY 25, 1984
                                             --------------------------------------------------------
                                               Sept. 30,   March 31,  March 31,  Sept. 30, Dec. 31,
FOR THE PERIOD ENDED:                           1998/1/      1998      1997/2/     1996      1995
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  70.32    $  49.60   $  46.24   $  41.45  $  31.42
-----------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                             0.33        0.48       0.25       0.42      0.59
 Net realized and unrealized gain (loss)
  on investments                                  (5.39)      22.31       4.61       4.79     10.65
-----------------------------------------------------------------------------------------------------
Total from investment operations                  (5.06)      22.79       4.86       5.21     11.24
-----------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income             (0.33)      (0.48)     (0.25)     (0.42)    (0.59)
 Distributions from net realized gain              0.00       (1.59)     (1.25)      0.00     (0.62)
-----------------------------------------------------------------------------------------------------
Total from distributions                          (0.33)      (2.07)     (1.50)     (0.42)    (1.21)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  64.93    $  70.32   $  49.60   $  46.24  $  41.45
-----------------------------------------------------------------------------------------------------
Total return (not annualized) (loss)              (7.22)%     46.48 %    10.63 %    12.60 %   35.99 %
-----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)              $518,778    $578,882   $406,739   $370,439  $327,208
-----------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets/4/        0.71 %      0.89 %     0.97 %     1.01 %    0.96 %
 Ratio of net investment income to
  average net assets/4/                            0.94 %      0.80 %     1.02 %     1.28 %    1.59 %
-----------------------------------------------------------------------------------------------------
Portfolio turnover/4/                                 3 %         4 %        2 %        1 %/5/    6 %
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/4/         0.77 %      0.95 %     1.07 %     1.08 %    1.00 %
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net
 assets prior to waived fees and reimbursed
  expenses (loss)/4/                               0.88 %      0.74 %     0.92 %     1.21 %    1.55 %
-----------------------------------------------------------------------------------------------------

/1/The Fund changed year-end from March 31 to September 30.
/2/The Fund changed fiscal year-end from September 30 to March 31. /3/The Fund changed fiscal year-end from December 31 to September 30.

32   Stagecoach Equity Funds Prospectus

------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------
                                                        CLASS B SHARES -- COMMENCED
                                                        ON FEBRUARY 17, 1998
                                             ---------------------------------------
                                             Dec. 31,   Sept. 30,  March 31,
FOR THE PERIOD ENDED:                          1994     1998/3/      1998
------------------------------------------------------------------------------------
Net asset value, beginning of period         $  33.00   $ 70.41    $65.18
------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                           0.63      0.04     (0.01)
 Net realized and unrealized gain (loss)
  on investments                                (0.50)    (5.38)     5.24
------------------------------------------------------------------------------------
Total from investment operations                 0.13     (5.34)     5.23
------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income           (0.63)    (0.04)     0.00
 Distributions from net realized gain           (1.08)     0.00      0.00
------------------------------------------------------------------------------------
Total from distributions                        (1.71)    (0.04)     0.00
------------------------------------------------------------------------------------
Net asset value, end of period               $  31.42   $ 65.03    $70.41
------------------------------------------------------------------------------------
Total return (not annualized) (loss)             0.42 %   (7.59)%    8.02 %
------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)            $236,265   $17,499    $3,811
------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets/4/      0.97 %    1.45 %    1.45 %
 Ratio of net investment income to
  average net assets/4/                          1.92 %    0.14 %   (0.19)%
------------------------------------------------------------------------------------
Portfolio turnover/4/                               7 %       3 %       4 %
------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/4/       1.00 %    1.58 %    1.64 %
------------------------------------------------------------------------------------
Ratio of net investment income to average net
 assets prior to waived fees and reimbursed      1.89 %    0.01 %   (0.38)%
  expenses (loss)/4/
------------------------------------------------------------------------------------

/4/ Reflects activity of the Master Portfolio prior to December 15, 1997.
/5/ Represents activity for the Fund's stand-alone period only. The portfolio turnover rate for the Corporate Stock Master Portfolio for the period from April 28, 1996 to September 30, 1996, was 3%.

                                          Stagecoach Equity Funds Prospectus  33

EQUITY VALUE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Equity Value Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT POLICIES

We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

PERMITTED INVESTMENTS
Under normal market conditions, we invest:

 . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

 . in debt instruments that may be converted into the common stock of both U.S.
  and foreign companies; and

 . up to 25% of our assets in foreign companies through American Depositary
  Receipts and similar instruments.

We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, the Fund may not achieve its objective of long term capital appreciation.

34 Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
IMPORTANT RISK FACTORS
There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 . REX WARDLAW, CFA

  Has managed the Equity Value Fund since January 1997, and has been with Wells Fargo/Wells Capital Management since 1986. Since 1993, Mr. Wardlaw has managed investment funds, pension assets, and private accounts for Wells Fargo Bank/Wells Capital Management. Prior to 1993 he was an investment analyst specializing in several equity market sectors, including utilities, transportation, basic industries and Capital goods.Mr. Wardlaw leads the Value Equity Investment Team, managing portfolios and directing the research effort. He has over ten years of investment management experience.

 . ALLEN WISNIEWSKI, CFA

  Has co-managed the Equity Value Fund since September 1996, and has been with Wells Fargo/Wells Capital Management since 1987. Mr. Wisniewski has over ten years of equity and balanced portfolio investment management experience.

 . GREGG GIBONEY, CFA

  Has co-managed the Equity Value Fund since August 1998, and has been with Wells Fargo/Wells Capital Management as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivatives management, equity analysis, stable value asset management and as a portfolio manager for personal, institutional and trust accounts.

                                           Stagecoach Equity Funds Prospectus 35

EQUITY VALUE FUND                                           Financial Highlights

See "Historical Fund Information" on page 81.
--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information for period subsequence to September 30, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

------------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES -- COMMENCED
                                                ON JULY 2, 1990 36
                                             ---------------------------------------------------------------------------------------
                                                  Sept. 30,     March 31,      March 31,     Sept. 30,    Sept. 30,    Sept. 30,
FOR THE PERIOD ENDED:                              1998/1/        1998          1997/2/       1996/2/       1995         1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 18.15       $ 14.43       $ 12.66       $ 13.27      $  12.36     $  13.17
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                0.09          0.17          0.08          0.20          0.24/4/      0.20/4/
 Net realized and unrealized gain (loss)
  on investments                                     (3.22)         5.58          1.89          1.60          1.63/4/      0.74/4/
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.13)         5.75          1.97          1.80          1.87         0.94
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                (0.09)        (0.17)        (0.08)        (0.19)        (0.25)       (0.21)
 Distributions from net realized gain                 0.00         (1.86)        (0.12)        (2.22)        (0.71)       (1.54)
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions                             (0.09)        (2.03)        (0.20)        (2.41)        (0.96)       (1.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 14.93       $ 18.15       $ 14.43       $ 12.66      $  13.27     $  12.36
------------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                       (17.27)%       41.76 %       15.63 %       14.27 %       16.58 %       7.49 %
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)                  $43,679       $52,392       $20,798       $18,453      $170,406     $168,852
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets              1.09 %        1.07 %        1.05 %        1.18 %        0.96 %       0.99 %
 Ratio of net investment income to
  average net assets                                  1.06 %        1.03 %        1.14 %        1.73 %        1.97 %       1.60 %
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      23 %          50 %          45 %          91 %          75 %         41 %
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses               1.09 %        1.16 %        1.12 %        1.22 %        0.98 %       1.01 %
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets prior to waived fees and                  1.06 %        0.94 %        1.07 %        1.69 %        1.95 %       1.58 %
 reimbursed expenses (loss)
------------------------------------------------------------------------------------------------------------------------------------

/1/The Fund changed its fiscal year-end from March 31 to September 30. /2/The Fund changed its fiscal year-end from September 30 to March 31

36  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLASS C SHARES
                                                          CLASS B SHARES -- COMMENCED                        COMMENCED ON
                                                          ON SEPTEMBER 6, 1996                               ON APRIL 1, 1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Sept. 30,   March 31,    Sept. 30,    Sept. 30,      Sept. 30,
FOR THE PERIOD ENDED:                                     1998/1/      1998        1997/2/      1996/1/         1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 14.86     $ 11.81      $ 10.34      $  10.00       $ 14.86
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                      0.02        0.05         0.01          0.00          0.02
 Net realized and unrealized gain (loss)
  on investments                                           (2.63)       4.57         1.57          0.34         (2.63)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (2.61)       4.62         1.58          0.34         (2.61)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                      (0.02)      (0.05)       (0.01)         0.00         (0.02)
 Distributions from net realized gain                       0.00       (1.52)       (0.10)         0.00          0.00
-------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                   (0.02)      (1.57)       (0.11)         0.00         (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 12.23     $ 14.86      $ 11.81      $  10.34       $ 12.23
-------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                             (17.54)%     40.87 %      15.31 %        3.40%       (17.57)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)                        $73,343     $72,428      $ 2,542      $      0       $ 1,239
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                    1.81 %      1.76 %       1.70 %        0.00%         1.83 %
 Ratio of net investment income to
  average net assets                                        0.36 %      0.42 %       0.34 %        1.83%         0.41 %
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            23 %        50 %         45 %          91%           23 %
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses                     1.81 %      1.83 %       2.19 %         N/A          2.84 %
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets prior to waived fees and                        0.36 %      0.35 %      (0.15)%         N/A         (0.60)%
 reimbursed expenses (loss)
-------------------------------------------------------------------------------------------------------------------------------

/1/The Fund changed its Investment Advisor during this fiscal year. /2/Per share data based upon average monthly shares outstanding.

                                          Stagecoach Equity Funds Prospectus  37

GROWTH FUND

INVESTMENT OBJECTIVE

The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

INVESTMENT POLICIES

We actively manage a diversified portfolio of common stocks and other equities. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We may also invest in the stocks of medium- to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.

PERMITTED INVESTMENTS

Under normal market conditions, we may invest:

 .    at least 65% of our total assets in equity securities, including common and preferred stocks;
 .    at least 65% of our total assets in income-producing securities and securities convertible into common stocks;

 .    the majority of our total assets in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (As of March 31, 1999 this range was from $20 million to $452 billion. The range is expected to change frequently.); and

 .    up to 25% of our total assets in foreign companies through American
     Depositary Receipts and similar instruments.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of capital appreciation.

38 Stagecoach Equity Funds Prospectus

IMPORTANT RISK FACTORS

This Fund is primarily subject to the equity market risks described in the Common Risks section.

You should consider the Summary of Important Risks on page 6, and the General Investment Risks beginning on page 54. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    KELLI HILL

     Has managed the Growth Fund since February 1997, and has been with Wells Fargo/Wells Capital Management since 1987. Ms. Hill is the Core Equity Team Leader, providing portfolio management and fundamental security analysis for the team. She has over twelve years of equity investment management experience.

                                           Stagecoach Equity Funds Prospectus 39

GROWTH FUND                             Financial Highlights

See "Historical Fund Information" on page 81.

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-----------------------------------------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A SHARES--COMMENCED
                                                  ON AUGUST 2, 1990
                                               ------------------------------------------------------------------------------------
                                               Sept. 30,     March 31,   March 31,   Sept. 30,
  For the period ended:                         1998/1/         1998      1997/2/     1996/3/
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $ 22.09       $ 19.20     $ 17.91     $ 17.26      $ 14.10    $ 14.75    $  15.70
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                  0.05          0.11        0.06        0.07         0.19       0.22       (0.02)
    Net realized and unrealized gain (loss)
      on investments                             (1.61)         6.18        1.34        2.00         3.87      (0.27)      (1.15)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations               (1.56)         6.29        1.40        2.07         4.06      (0.05)      (1.17)
-----------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income        (0.05)        (0.11)      (0.06)      (0.07)       (0.19)     (0.22)       0.00
     Distributions from net realized gain         0.00         (3.29)      (0.05)      (1.35)       (0.71)     (0.38)       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Total from distributions                       (0.05)        (3.40)      (0.11)      (1.42)       (0.90)     (0.60)       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $ 20.48       $ 22.09     $ 19.20     $ 17.91      $ 17.26    $ 14.10    $  14.53
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                  (7.08)%       34.65%       7.86%      12.45%       28.90%     (0.29)%     (7.45)%
-----------------------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)           $305,309      $365,405    $283,468    $254,498     $178,488   $113,525   $  48,772
-----------------------------------------------------------------------------------------------------------------------------------

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets       1.08%         1.12%       1.14%       1.18%        1.18%      1.11%       1.79%
  Ratio of net investment income
     to average net assets                        0.42%         0.53%       0.65%       0.56%        1.23%      1.51%      (0.29)%
-----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                18%          137%         40%         83%         100%        71%         18%
-----------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior
     to waived fees and reimbursed expenses       1.08%         1.13%         N/A       1.19%        1.21%      1.15%       1.79%
-----------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average
   net assets prior to waived fees
   and reimbursed expenses (loss)                 0.42%         0.52%         N/A       0.55%        1.20%      1.47%      (0.29)%
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed fiscal year-end from December 31 to September 30.

40 Stagecoach Equity Funds Prospectus

----------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------
                                               CLASS B SHARES--COMMENCED
                                               ON JANUARY 1, 1995
                                               -----------------------------------------------
                                               Mar. 31       Mar. 31,    Sept. 30,   Dec. 31,
  For the period ended:                          1998        1997/1/      1996/1/      1995
----------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $ 13.64       $ 12.74     $ 12.29     $ 10.00
----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                 (0.01)         0.00       (0.01)       0.05
    Net realized and unrealized gain (loss)
      on investments                              4.38          0.94        1.42        2.79
----------------------------------------------------------------------------------------------
  Total from investment operations                4.37          0.94        1.41        2.84
----------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income         0.00          0.00        0.00        0.05
     Distributions from net realized gain        (2.31)        (0.04)      (0.96)      (O.50)
----------------------------------------------------------------------------------------------
  Total from distributions                       (2.31)        (0.04)      (0.96)      (0.55)
----------------------------------------------------------------------------------------------
  Net asset value, end of period               $ 15.70       $ 13.64     $ 12.74     $ 12.29
----------------------------------------------------------------------------------------------
  Total return (not annualized)                  33.83 %        7.36 %     11.89 %     28.47%
----------------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)           $52,901       $23,010     $12,832     $ 4,682
----------------------------------------------------------------------------------------------

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets       1.79 %        1.86 %      1.93 %      1.87%
  Ratio of net investment income
     to average net assets                       (0.15)%       (0.06)%     (0.12)%      0.43%
----------------------------------------------------------------------------------------------
  Portfolio turnover                               137 %          40 %        83 %       100%
----------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior
     to waived fees and reimbursed expenses       1.80 %        1.89 %      2.03 %      2.21%
----------------------------------------------------------------------------------------------
  Ratio of net investment income to average
   net assets prior to waived fees
   and reimbursed expenses (loss)                (0.16)%       (0.09)%     (0.22)%      0.09%
----------------------------------------------------------------------------------------------

                                           Stagecoach Equity Funds Prospectus 41

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
The International Equity Fund seeks to earn total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

INVESTMENT POLICIES

We actively manage a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also maybe traded in other countries, including the U.S.

We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

PERMITTED INVESTMENTS
Under normal market conditions, we invest:

 . at least 80% of our assets in equity securities of companies located or operating outside the U.S.;

 . in a minimum of five countries exclusive of the U.S.;

 . up to 50% of our assets in any one country;

 . up to 25% of our portfolio in emerging markets;

 . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

 . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs, GDRs (and similar instruments) and shares of other mutual funds.

Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and

42   Stagecoach Equity Funds Prospectus
repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of capital appreciation.

IMPORTANT RISK FACTORS

Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 . KATHERINE SCHAPIRO, CFA

  Has managed the International Equity Fund since it commenced operations in September 1997, and has been with Wells Fargo/Wells Capital Management as a portfolio manager since 1992. Ms. Schapiro has over eighteen years of domestic and international equity investment management experience. She is President of the Security Analysts of San Francisco.

 . STACEY HO, CFA

  Has co-managed the International Equity Fund since it commenced operations in September 1997, and has been with Wells Capital Management since early 1997. In 1995 and 1996 she was an international equity portfolio manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over nine years of international equity investment management experience.

                                          Stagecoach Equity Funds Prospectus  43

INTERNATIONAL EQUITY FUND                 FINANCIAL HIGHLIGHTS

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------




                                                            CLASS A SHARES-COMMENCED
                                                             ON SEPTEMBER 24, 1997
                                                           ---------------------------
                                                           SEPT 30,       MARCH 31,
                                                             1998           1998
--------------------------------------------------------------------------------------
FOR THE PERIOD ENDED:
--------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.05        $ 10.00
--------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                               0.00           0.02
   Net realized and unrealized gain (loss) on investments    (1.69)          1.03
--------------------------------------------------------------------------------------
Total from investment operations                             (1.69)          1.05
--------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                       0.00           0.00
   Distributions from net realized gain                       0.00           0.00
--------------------------------------------------------------------------------------
Total from distributions                                      0.00           0.00
--------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.36        $ 11.05
--------------------------------------------------------------------------------------
Total return (not annualized)                               (15.29)%        10.52%
--------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                        $23,857        $26,770
--------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                    1.75%          1.75%
   Ratio of net investment income to average net assets       0.10%          0.35%
-------------------------------------------------------------------------------------
Portfolio turnover                                              21%            12%
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
fees and reimbursed expenses                                  2.06%          2.20%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets
prior to waived fees and reimbursed expenses                 (0.21)%        (0.10)%
-------------------------------------------------------------------------------------


/1/ The Fund changed its fiscal year-end from March 31 to September 30.

44   Stagecoach Equity Funds Prospectus

                                 CLASS C SHARES-
  CLASS B SHARES- COMMENCED         COMMENCED
     ON SEPTEMBER 24,1997        ON APRIL 1, 1998
--------------------------------------------------
  SEPT 30,          MARCH 31,         SEPT 30,
   1998               1998             1998
--------------------------------------------------
 $ 11.01           $ 10.00           $ 11.01
--------------------------------------------------
   (0.03)            (0.01)            (0.03)
   (1.68)             1.02             (1.68)
--------------------------------------------------
   (1.71)             1.01             (1.71)
--------------------------------------------------
    0.00              0.00              0.00
    0.00              0.00              0.00
--------------------------------------------------
    0.00              0.00              0.00
--------------------------------------------------
 $  9.30           $ 11.01           $  9.30
--------------------------------------------------
  (15.53)%           10.10%           (15.53)%
--------------------------------------------------
 $30,070           $33,003           $   297
--------------------------------------------------
    2.40%             2.40%             2.40%
   (0.56)%           (0.31)%           (1.15)%
--------------------------------------------------
      21%               12%               21%
--------------------------------------------------
    2.70%             2.84%             2.66%
--------------------------------------------------
   (0.86)%           (0.75)%           (1.41)%
--------------------------------------------------

                                           Stagecoach Equity Funds Prospectus 45

SMALL CAP FUND

INVESTMENT OBJECTIVE

The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

INVESTMENT POLICIES

We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days. As of March 31, 1999, the range was up to $8.5 billion, but it is expected to change frequently.

We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.

PERMITTED INVESTMENTS

Under normal market conditions, we may invest:

 .    at least 65% of our total assets in common stocks whose market capitalization falls within the range of the Russell 2000 Index;

 .    in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;

 .    in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

 .    up to 40% of our assets in initial public offerings or recent start-ups and newer issues; and

 .    no more than 25% of our assets in foreign companies through American
     Depositary Receipts or similar issues.

We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a temporary defensive measure when we believe that the basic investment strategy is not in the best interests of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets. During such periods, the Fund may not achieve its objective of capital appreciation.

46  Stagecoach Equity Funds Prospectus

IMPORTANT RISK FACTORS

This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

 .    pay low or no dividends;

 .    have smaller market capitalization;

 .    have less market liquidity;

 .    have no or relatively short operating histories, or are new public companies or are initial public offerings;

 .    have aggressive capital structures including high debt levels; or

 .    are involved in rapidly growing or changing industries and/or new technologies.

Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

You should consider the Common Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    KENNETH LEE

     Has managed the Small Cap Fund since June 1997, and has been with Wells Fargo/Wells Capital Management since 1993. Mr. Lee has seven years of experience in the investment industry, and has managed equity investment portfolios since 1995.

 .    THOMAS ZEIFANG, CFA

     Has co-managed the Small Cap Fund since February 1999, and has been with Wells Fargo/Wells Capital Management since 1995. Mr. Zeifang provided fundamental security analysis for Fleet Investment Advisors for three years prior to joining Wells Fargo. He has over five years of equity investment management experience.

                                          Stagecoach Equity Funds Prospectus  47

SMALL CAP FUND                   Financial Highlights

See "Historical Fund Information" on page 81.

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR SHARES OUTSTANDING

                                                     CLASS A SHARES -- COMMENCED
                                                     ON SEPTEMBER 16, 1996
                                                     -----------------------------------------
                                                     SEPT. 30,      MARCH 31,      MARCH 31,
  FOR PERIOD ENDED:                                  1998/1/          1998           1997/2/
----------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $ 25.62        $ 18.98        $ 22.45
----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                       (0.09)         (0.06)         (0.01)
    Net realized and unrealized gain
      (loss) on investments                            (7.76)         (8.76)         (3.46)
----------------------------------------------------------------------------------------------
  Total from investment operations                     (7.76)          8.70          (3.47)
----------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income                0.00           0.00           0.00
    Distributions from net realized gain                0.00          (2.06)          0.00
----------------------------------------------------------------------------------------------
  Total from distributions                              0.00          (2.06)          0.00
----------------------------------------------------------------------------------------------
  Net asset value, end of period                     $ 17.86        $ 25.62        $ 18.98
----------------------------------------------------------------------------------------------
  Total return (not annualized)                       (30.29)%        47.03%        (15.46)%
----------------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)                 $10,899        $15,611        $ 3,107
----------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets/3/          1.36%          1.22%          1.10%
    Ratio of net investment income (loss) to
       average net assets/3/                           (0.82)%        (0.43)%        (0.23)%
----------------------------------------------------------------------------------------------
  Portfolio turnover/4/                                  110%           291%            69%
----------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior  to
    waived fees reimbursed expenses/3/                  1.49%          1.57%          2.80%
----------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses/3/                         (0.95)%        (0.78)%        (1.93)%
----------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31.
/3/ Ratio includes income and expenses allocated from the Master Portfolio for periods prior to December 15, 1997.
/4/ Reflects activity of the Master Portfolio for periods prior to December 15, 1997.

48 Stagecoach Equity Funds Prospectus

                                                                 CLASS B SHARES -- COMMENCED
                                                                 ON SEPTEMBER 16, 1996
                                                   --------------------------------------------------------------------
                                                   SEPT. 30,      SEPT. 30,      MAR. 31,      MAR. 31,      SEPT. 30,
  FOR PERIOD ENDED:                                  1996/1/        1998           1998          1997/2/       1996
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $ 22.01       $ 25.38        $ 18.93        $22.46        $ 22.02
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                      0.00         (0.18)         (0.11)        (0.04)          0.00
    Net realized and unrealized gain
      (loss) on investments                           0.44         (7.56)          8.61         (3.49)          0.44
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                    0.44         (7.74)          8.50         (3.53)          0.44
-----------------------------------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income              0.00          0.00           0.00          0.00           0.00
    Distributions from net realized gain              0.00          0.00          (2.05)         0.00           0.00
-----------------------------------------------------------------------------------------------------------------------
  Total from distributions                            0.00          0.00          (2.05)         0.00           0.00
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                   $ 22.45       $ 17.64        $ 25.38        $18.93        $ 22.46
-----------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                       2.00%       (30.50)%        46.02%         2.00%        (30.54)%
-----------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)               $    96       $13,071        $15,320        $1,905        $     0
-----------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets/3/        1.03%         2.11%          1.92%         1.75%          0.00%
    Ratio of net investment income (loss) to
       average net assets/3/                         (0.59)%       (1.56)%        (1.13)        (0.85)%         0.00%
-----------------------------------------------------------------------------------------------------------------------
  Portfolio turnover/4/                                 10%          110%           291%           69%            10%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior
    to waived fees reimbursed expenses/3/            38.54          2.13           2.21          3.55%          0.00%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses/3/                      (38.10)%       (1.58)%        (1.42)%       (2.65)%         0.00%
-----------------------------------------------------------------------------------------------------------------------
                                                         CLASS C SHARES -- COMMENCED
                                                         ON DEC. 15, 1997
                                                         ---------------------------
                                                         SEPT. 30,         MAR. 31,
  FOR PERIOD ENDED:                                        1998/1/             1998
------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $ 25.38           $21.77
------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                           (0.18)           (0.00)
    Net realized and unrealized gain
      (loss) on investments                                (7.57)            3.69
------------------------------------------------------------------------------------
  Total from investment operations                         (7.75)            3.61
------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income                    0.00             0.00
    Distributions from net realized gain                    0.00             0.00
------------------------------------------------------------------------------------
  Total from distributions                                  0.00             0.00
------------------------------------------------------------------------------------
  Net asset value, end of period                         $ 17.63           $25.38
------------------------------------------------------------------------------------
  Total return (not annualized)                            16.58%
------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)                     $ 1,426           $2,495
------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets/3/              2.11%            2.10%
    Ratio of net investment income (loss) to
       average net assets/3/                               (1.56)%          (1.17)%
------------------------------------------------------------------------------------
  Portfolio turnover/4/                                      110%             291%
  Ratio of expenses to average net assets prior
    to waived fees reimbursed expenses/3/                   2.71%            2.66%
------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses/3/                             (2.16)%          (1.73)%
------------------------------------------------------------------------------------

                                           Stagecoach Equity Funds Prospectus 49

STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Strategic Growth Fund seeks to provide investors with an above-average level of long-term capital appreciation.

INVESTMENT POLICIES

We seek an above-average level of capital appreciation for investors willing to assume above-average risk. We actively manage a broadly diversified equity portfolio of companies expected to have strong growth in revenues, earnings and assets. We select a range of companies from different industry groups, with the majority of our holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.

PERMITTED INVESTMENTS

Under normal market conditions, we may invest:

 . in at least 20 common stock issues spread across a number of different industry groups;


 .    at least 65% of our assets in growth-oriented common stocks that we believe have better-than-average prospects to increase in value;

 .    up to 40% of our assets in initial public offerings and/or small and newer equity issues; and

 .    up to 65% of our assets in companies whose market capitalization at the time we buy their stock is within the capitalization range of the companies listed on the Russell MidCapTM Index (As of March 31, 1999, this range was from $20 million to $38.5 billion. The range is expected to change frequently.)

We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a defensive measure when we believe that the basic investment strategy is not in the best interests of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets. During such periods, the Fund may not achieve its objective of long-term capital appreciation.


50   Stagecoach Equity Funds Prospectus

IMPORTANT RISK FACTORS

This Fund is designed for investors willing to assume above average risk. We may invest in companies that:

 .  pay low or no dividends;
 .  have smaller market capitalization;
 .  have less market liquidity;
 . have no or relatively short operating histories or are newly public; . have aggressive capital structures, including high debt levels; or . are involved in rapidly growing or changing industries and/or new technologies.


The Fund's share price may rise and fall more than the share prices of other funds. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks. In addition, our active trading may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and short-term capital gains that pass through to the Fund's shareholders.

You should consider the Common Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .  Chris Greene


   Has managed the Strategic Growth Fund since February 1999 and co-managed since September 1997 when he began working with Wells Fargo/Wells Capital Management. For the three years prior to his co-managing the Fund, Mr. Greene provided the fundamental security analysis for Hambrecht & Quist, an investment banking firm focusing on growth companies. Mr. Greene has over seven years of investment experience and over two years of equity investment management experience.

 .  Thomas Zeifang, CFA


   Has co-managed the Small Cap Fund since February 1999, and has been with Wells Fargo/Wells Capital Management since 1995. Mr. Zeifang provided fundamental security analysis for Fleet Investment Advisors for three years prior to joining Wells Fargo. He has over five years of equity investment management experience.

                                          Stagecoach Equity Funds Prospectus  51

STRATEGIC GROWTH FUND        Financial Highlights

See "Historical Fund Information" on page 81.

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR SHARES OUTSTANDING

                                               CLASS A SHARES -- COMMENCED ON
                                               JANUARY 20, 1993
                                               --------------------------------------------------------------------------------
                                               SEPT. 30,    DEC. 31,        DEC. 31,        DEC. 31,     DEC. 31,     DEC. 31,
  FOR THE PERIOD ENDED:                          1998/1/      1997            1996           1995         1994         1993/1/
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $ 19.96      $  26.42        $  24.12        $ 19.06      $ 18.93      $ 24.33
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income (loss)                (0.14)        (0.07)          (0.04)         (0.06)       (0.16)       (0.29)
     Net realized and unrealized gain
        (loss) on investments                    (3.20)         2.48            2.54           8.12         0.96        (3.89)
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations               (3.34)         2.41            2.50           8.06         0.80        (4.18)
-------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net
       investment income                          0.00          0.00            0.00           0.00         0.00         0.00
     Distributions from net realized gain         0.00         (8.87)          (0.20)         (3.00)       (0.47)        0.00
-------------------------------------------------------------------------------------------------------------------------------
  Tax return of capital                           0.00          0.00            0.00           0.00        (0.20)        0.00
-------------------------------------------------------------------------------------------------------------------------------
  Total from distributions                        0.00         (8.87)          (0.20)         (3.00)       (0.67)        0.00
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $ 16.62      $  19.96        $  26.42        $ 24.12      $ 19.06      $ 20.15
-------------------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                 (16.73)%        7.73 %         10.32 %        42.51 %       4.23 %     (17.18)%
-------------------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)          $94,388      $148,122        $131,226        $59,016      $26,744      $20,337
-------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
  Ratio of expenses to average net assets         1.27%         1.18 %/3/       1.24 %/4/      1.28 %       1.20 %       1.93 %
  Ratio of net investment income to
     average net assets                          (0.90)%       (0.96)%/2/      (0.82)%/4/     (0.76)%      (0.81)%      (1.56)%
-------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                               339%          256 %/1/         10 %/2/       171 %        149 %        339 %
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
     assets prior to waived fees and
     reimbursed expenses                          1.27%         1.18/2/         1.27 %/4/      1.38 %       1.55 %       1.93 %
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets prior to waived
     fees and reimbursed expenses (loss)         (0.90)%       (0.96)/2/       (0.85)%/4/     (0.86)%      (1.16)%      (1.56)%
-------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from December 31 to September 30.
/2/ This ratio includes activity of the Master Portfolio for the period prior to December 15, 1997.

/3/ The portfolio turnover rate includes activity of the Master Portfolio prior to December 15, 1997.

52   Stagecoach Equity Funds Prospectus

                                                  CLASS B SHARES -- COMMENCED   CLASS C SHARES -- COMMENCED
                                                  ON DEC. 15, 1997              ON JULY 1, 1993
----------------------------------------------------------------------------------------------------------------------------------
                                                  SEPT.  30,     DEC. 31,      SEPT. 30,    DEC. 31,      DEC. 31,     DEC. 31,
 FOR THE PERIOD ENDED:                             1998/1/         1997          1998         1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period            $  24.33       $  23.68      $  24.32     $  32.42      $  29.84     $  23.74
----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income (loss)                    (0.29)         (0.02)        (0.29)       (0.45)        (0.11)       (0.23)
     Net realized and unrealized gain
        (loss) on investments                        (3.89)          0.67         (3.89)        3.17          2.93        10.03
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                   (4.18)          0.65         (4.18)        2.72          2.82         9.80
----------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net
       investment income                              0.00           0.00          0.00         0.00          0.00         0.00
     Distributions from net realized gain             0.00           0.00          0.00       (10.82)        (0.24)       (3.70)
----------------------------------------------------------------------------------------------------------------------------------
  Tax return of capital                               0.00           0.00          0.00         0.00          0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
  Total from distributions                            0.00           0.00          0.00       (10.82)        (0.24)       (3.70)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                  $  20.15       $  24.33      $  20.14     $  24.32      $  32.42     $  29.84
----------------------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                     (17.18)%         2.74 %      (17.19)%       6.98 %        9.46 %      41.54 %
----------------------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)             $ 20,337       $ 23,562      $ 17.507     $ 41,608      $ 55,063     $ 26,326
----------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized)
  Ratio of expenses to average net assets             1.93 %         1.89 %        1.94 %       1.93 %/2/     2.00 %/4/    2.02 %
  Ratio of net investment income to
     average net assets                              (1.56)%        (1.63)%       (1.57)%      (1.70)%/2/    (1.58)%/4/   (1.49)%
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                   339 %          256 %         339 %        256 %/3/       10 %/5/     171 %
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
     assets prior to waived fees and
     reimbursed expenses                              1.93 %         1.89 %        1.94 %       1.94 %/2/     2.02 %/4/    2.09 %
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets prior to waived
     fees and reimbursed expenses (loss)             (1.56)%        (1.63)%       (1.57)%      (1.71)%/2/    (1.60)%/4/   (1.56)%
----------------------------------------------------------------------------------------------------------------------------------

                                                  DEC. 31,       DEC. 31,
  FOR THE PERIOD ENDED:                             1994          1993
------------------------------------------------------------------------------
  Net asset value, beginning of period            $  23.75       $  21.53
------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income (loss)                    (0.34)         (0.62)
     Net realized and unrealized gain
        (loss) on investments                         1.16           3.60
------------------------------------------------------------------------------
  Total from investment operations                    0.82           2.98
------------------------------------------------------------------------------
  Less distributions:
     Dividends from net
       investment income                              0.00           0.00
     Distributions from net realized gain            (0.57)         (0.76)
------------------------------------------------------------------------------
  Tax return of capital                              (0.26)          0.00
------------------------------------------------------------------------------
  Total from distributions                            0.83           0.76
------------------------------------------------------------------------------
  Net asset value, end of period                  $  23.74       $  23.75
------------------------------------------------------------------------------
  Total return (not annualized)                       3.46 %        13.84 %
------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)             $ 26.335       $ 11.932
------------------------------------------------------------------------------
  Ratios to average net assets (annualized)
  Ratio of expenses to average net assets             1.95 %         0.61 %
  Ratio of net investment income to
     average net assets                              (1.56)%        (1.00)
------------------------------------------------------------------------------
  Portfolio turnover                                   149 %          182 %
------------------------------------------------------------------------------
  Ratio of expenses to average net
     assets prior to waived fees and
     reimbursed expenses                              2.23 %         2.14 %
------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets prior to waived
     fees and reimbursed expenses (loss)             (1.84)%        (2.53)%
------------------------------------------------------------------------------

/4/ The ratio includes income and expenses allocated from the Master Portfolio. /5/ The portfolio turnover for the Capital Appreciation Master Portfolio from its inception on February 20, 1996 to December 31, 1996, was 137%. The information shown reflects the stand-alone period only.

                                         Stagecoach Equity Funds Prospectus   53

GENERAL INVESTMENT RISKS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Stagecoach Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

 .    Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .    We cannot guarantee that we will meet our investment objectives.

 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

 .    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 .    Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 .    An investment in a single Fund, by itself, does not constitute a complete investment plan.

 .    The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 .    The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

 .    The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to

54 Stagecoach Equity Funds Prospectus
     interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

COUNTER-PARTY RISK-- The risk that the other party in a repurchase agreement or other transaction, such as securities lending, will not fulfill its contract obligation.

CREDIT RISK-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

CURRENCY RISK-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

DIPLOMATIC RISK-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

EMERGING MARKET RISK-- The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries may experience increased political instability, and are often dependent on international trade, making them more vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

EXPERIENCE RISK-- The risk presented by a new or innovative security, such as an initial public offering, or foreign or emerging market offering. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic condition.

                                           Stagecoach Equity Funds Prospectus 55

GENERAL INVESTMENT RISKS

INFORMATION RISK-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

INTEREST RATE RISK-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

LEVERAGE RISK-- The risk that an investment practice may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

MARKET RISK-- The risk that the value of a stock, bond or other security will be reduced by market fluctuations. This is a basic risk associated with all securities.

POLITICAL RISK-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

REGULATORY RISK-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

YEAR 2000 RISK-- The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

  INVESTMENT PRACTICE/RISK

  The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

  Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective. Remember, each Fund is designed to meet different investment needs and objectives.

  In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

56 Stagecoach Equity Funds Prospectus

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                           RISK                  BALANCED   DIVERSIFIED EQUITY   EQUITY   EQUITY
                                                                                                     INCOME         INDEX    VALUE
------------------------------------------------------------------------------------------------------------------------------------
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are adjusted either      Interest Rate and         .               .             .         .
on a schedule or when an index or benchmark changes.          Credit Risk
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a security agrees        Credit and
to buy back a security at an agreed upon time and             Counter-Party Risk        .               .             .         .
price usually with interest.
------------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of another mutual          Market Risk
fund. A pro rata portion of the other fund's expenses, in                               .               .             .         .
addition to the expenses paid by the Funds, will be borne
by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES
Securities issued by a non-US. company or debt of a           Information, Political,
foreign government in the form of an American                 Regulatory, Diplomatic,   .               .             .         .
Depositary Receipt or similar instrument. Limited to 25%      Liquidity and Currency
of total assets for each Fund except the International        Risk
Equity Fund.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Investments in companies located or operating in             Information, Political,
countries considered developing or to have "emerging"         Regulatory, Diplomatic                    .
stock markets. Generally, these investments have the          and Currency Risk
same type of risks as foreign securities, but to a higher
degree. Limited to 25% of total assets for the International
Equity Fund and 15% of total assets for all other Funds.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONS
The right or obligation to receive or deliver a security or   Credit, Information and
cash payment depending on the security's price or the         Liquidity Risk
performance of an index or benchmark. Limited to 5% of
total assets for the Balanced and Equity Value Funds and
15% of total assets for the Strategic Growth Fund.
     -------------------------------------------------------------------------------------------------------------------------------
     Options on Securities                                                              .                           .           .
     Options on a Stock Index                                                           .                           .           .
     Stock Index Futures and options on Stock Index Futures
      to protect liquidity and portfolio value                                          .                           .           .
------------------------------------------------------------------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES
Securities that are not publicly traded but which may be      Liquidity Risk            .               .           .           .
resold in accordance with Rule 144A of the Securities
Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to brokers, dealers        Credit, Counter-Party
and financial institutions to increase return on those        and Leverage Risk         .               .           .           .
securities. Loans may be made in accordance with
existing investment policies and may not exceed
33 1/3% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of 10% of total assets    Leverage Risk             .               .           .           .
from banks for temporary purposes to meet shareholders
redemptions.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold, or cannot be          Liquidity Risk            .               .           .           .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                           RISK                GROWTH    INTERNATIONAL        SMALL  STRATEGIC
                                                                                                EQUITY            CAP      GROWTH
------------------------------------------------------------------------------------------------------------------------------------
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are adjusted either      Interest Rate and         .                            .         .
on a schedule or when an index or benchmark changes.          Credit Risk
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a security agrees        Credit and
to buy back a security at an agreed upon time and             Counter-Party Risk        .               .             .         .
price usually with interest.
------------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of another mutual          Market Risk
fund. A pro rata portion of the other fund's expenses, in                               .               .             .         .
addition to the expenses paid by the Funds, will be borne
by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES
Securities issued by a non-US. company or debt of a           Information, Political,
foreign government in the form of an American                 Regulatory, Diplomatic,   .               .             .         .
Depositary Receipt or similar instrument. Limited to 25%      Liquidity and Currency
of total assets for each Fund except the International        Risk
Equity Fund.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Investments in companies located or operating in             Information, Political,
countries considered developing or to have "emerging"         Regulatory, Diplomatic    .                .             .         .
stock markets. Generally, these investments have the          and Currency Risk
same type of risks as foreign securities, but to a higher
degree. Limited to 25% of total assets for the International
Equity Fund and 15% of total assets for all other Funds.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONS
The right or obligation to receive or deliver a security or   Credit, Information and
cash payment depending on the security's price or the         Liquidity Risk
performance of an index or benchmark. Limited to 5% of
total assets for the Balanced and Equity Value Funds and
15% of total assets for the Strategic Growth Fund.
     -------------------------------------------------------------------------------------------------------------------------------
     Options on Securities                                                                              .           .           .
     Options on a Stock Index                                                                           .           .           .
     Stock Index Futures and options on Stock Index Futures
      to protect liquidity and portfolio value                                                          .           .           .
------------------------------------------------------------------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES
Securities that are not publicly traded but which may be      Liquidity Risk            .               .           .           .
resold in accordance with Rule 144A of the Securities
Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to brokers, dealers        Credit, Counter-Party
and financial institutions to increase return on those        and Leverage Risk         .               .           .           .
securities. Loans may be made in accordance with
existing investment policies and may not exceed
33 1/3% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of 10% of total assets     Leverage Risk            .               .           .           .
from banks for temporary purposes to meet shareholders
redemptions.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold, or cannot be          Liquidity Risk            .               .           .           .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.
------------------------------------------------------------------------------------------------------------------------------------

                                           STAGECOACH EQUITY FUNDS PROSPECTUS 57

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

ABOUT STAGECOACH
Each Fund is one of over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                                 SHAREHOLDERS

                 FINANCIAL SERVICES FIRMS AND SELLING AGENTS

    Advise current and prospective shareholders on their Fund investments

                                           TRANSFER AND
  DISTRIBUTOR      ADMINISTRATOR        DIVIDEND DISBURSING       SHAREHOLDER
                                              AGENT            SERVICING AGENTS
-------------------------------------------------------------------------------
Stephens Inc.      Wells Fargo Bank     Wells Fargo Bank       Various Agents
111 Center St.     525 Market St        525 Market St.
Little Rock, AR    San Francisco, CA    San Francisco, CA
Markets the Funds  Manages the Funds'   Maintains records      Provides services
and distributes    business activities  of shares and          to customers
shares                                  supervises the
                                        paying of dividends
--------------------------------------------------------------------------------

                           INVESTMENT SUB-ADVISORS

Wells Capital Management,               Barclays Global Fund Advisors
525 Market St.,San Francisco, CA        45 Fremont St.
Manages the Funds'                      San Francisco, CA
investment activities                   Manages the Equity
(except Equity Index Fund)              Index Fund's investment activities
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                                     CUSTODIAN
Wells Fargo Bank,                       Wells Fargo Bank, 525 Market St., San
525 Market St.,                         Francisco, CA Provides safekeeping for
San Francisco, CA                       Funds' assets (except as indicated
Manages the Funds'                      below) Barclays Global Investors, N.A.,
investment activities                   45 Fremont St., San Francisco, CA
                                        Provides safekeeping for the Equity
                                        Index Fund's assets Investors Bank &
                                        Trust Company 89 South Street, Boston,
                                        MA 02111
                                        Provides safekeeping for the
                                        International Equity Fund Assets
--------------------------------------------------------------------------------

                              BOARD OF DIRECTORS

                       Supervises the Funds' activities


58 Stagecoach Equity Funds Prospectus

In the following sections, the percentages shown are the percentages of the average daily Net Assets of each Fund class paid on an annual basis for the services described.

THE INVESTMENT ADVISOR

Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1998 Wells Fargo Bank and its affiliates managed over $121 billion in assets. The Funds pay Wells Fargo Bank for advisory services as shown in the Summary of Expenses section of this prospectus.


THE SUB-ADVISOR

Wells Capital Management ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for each of the Funds except the Equity Index Fund. As of December 31, 1998, WCM provided advisory services for assets aggregating in excess of $39 billion.

Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Equity Index Fund. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the world's largest providers of index portfolio management services. As of January 31, 1999, BGFA managed or provided investment advice for assets aggregating in excess of $27 billion.

THE ADMINISTRATOR

Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors.

                                           Stagecoach Equity Funds Prospectus 59

ORGANIZATION AND MANAGEMENT OF THE FUNDS


SHAREHOLDER SERVICING PLAN

We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

-----------------------------------------------------------------------
                                      CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------
  Balanced Fund                       .25%        .25%         N/A
-----------------------------------------------------------------------
  Diversified Equity Income Fund      .30%        .30%         N/A
-----------------------------------------------------------------------
  Equity Index Fund                   .25%        .25%         N/A
-----------------------------------------------------------------------
  Equity Value Fund                   .25%        .25%         .25%
-----------------------------------------------------------------------
  Growth Fund                         .30%        .30%         N/A
-----------------------------------------------------------------------
  International Equity Fund           .25%        .25%         .25%
-----------------------------------------------------------------------
  Small Cap Fund                      .25%        .25%         .25%
-----------------------------------------------------------------------
  Strategic Growth Fund               .25%        .25%         .25%
-----------------------------------------------------------------------

THE TRANSFER AGENT

Wells Fargo Bank provides transfer agency and dividend disbursing services to the Funds. After July 17, 1999, Boston Financial Data Services will provide these services to the Funds.


60 Stagecoach Equity Funds Prospectus

A CHOICE OF SHARE CLASSES

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

 .    CLASS A SHARES--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

 .    CLASS B SHARES--with a contingent deferred sales charge ("CDSC") that diminishes over time, and higher on-going expenses than Class A shares.

 .    CLASS C SHARES--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest.

If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are available for the Equity Value, International Equity, Small Cap, and Strategic Growth Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following sales charge schedule before making your decision. You should also review the "Reduced Sales Charges" section of this Prospectus. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge.

                                           Stagecoach Equity Funds Prospectus 61

A CHOICE OF SHARE CLASSES

Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases. For purchases of the Equity Index Fund, the following sales charge schedule applies:

----------------------------------------------------------------------------------------------------------------
       AMOUNT             FRONT-END SALES CHARGE AS      FRONT-END SALES CHARGE AS    DEALER ALLOWANCE AS %
    OF PURCHASE           % OF PUBLIC OFFERING PRICE     % OF NET AMOUNT INVESTED     OF PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
  Less than $50,000                4.50%                          4.71%                         4.00%
----------------------------------------------------------------------------------------------------------------
  $50,000 to $99,999               4.00%                          4.17%                         3.55%
----------------------------------------------------------------------------------------------------------------
  $100,000 to $249,999             3.50%                          3.63%                        3.125%
----------------------------------------------------------------------------------------------------------------
  $250,000 to $499,999             2.50%                          2.56%                         2.00%
----------------------------------------------------------------------------------------------------------------
  $500,000 to $999,999             2.00%                          2.04%                         1.75%
----------------------------------------------------------------------------------------------------------------
  $1,000,000 and over              0.00%                          0.00%                         1.00%
----------------------------------------------------------------------------------------------------------------

We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption. 62

For purchases of all other Funds in this Prospectus, prior to July 17, 1999, the following sales charge schedule applies:

----------------------------------------------------------------------------------------------------------------
      AMOUNT              FRONT-END SALES CHARGE AS      FRONT-END SALES CHARGE AS    DEALER ALLOWANCE AS %
   OF PURCHASE            % OF PUBLIC OFFERING PRICE     % OF NET AMOUNT INVESTED     OF PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
  Less than $50,000                5.25%                          5.54%                         4.75%
----------------------------------------------------------------------------------------------------------------
  $50,000 to $99,999               4.50%                          4.71%                         3.75%
----------------------------------------------------------------------------------------------------------------
  $100,000 to $249,999             3.50%                          3.63%                         2.75%
----------------------------------------------------------------------------------------------------------------
  $250,000 to $499,999             2.50%                          2.56%                         2.00%
----------------------------------------------------------------------------------------------------------------
  $500,000 to $999,999             2.00%                          2.04%                         1.75%
----------------------------------------------------------------------------------------------------------------
  $1,000,000 and over/1/           0.00%                          0.00%                         1.00%
----------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

62 Stagecoach Equity Funds

After July 17, 1999, purchases of Class A shares for all Funds are subject to the following sales charge schedule:

----------------------------------------------------------------------------------------------------------------
       AMOUNT             FRONT-END SALES CHARGE AS      FRONT-END SALES CHARGE AS    DEALER ALLOWANCE AS % OF
    OF PURCHASE           % OF PUBLIC OFFERING PRICE     % OF NET AMOUNT INVESTED     PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
  Less than $50,000                 5.75%                          6.10%                      5.00%
----------------------------------------------------------------------------------------------------------------
  $50,000 to $99,999                4.75%                          4.99%                      4.00%
----------------------------------------------------------------------------------------------------------------
  $100,000 to $249,999              3.75%                          3.90%                      3.00%
----------------------------------------------------------------------------------------------------------------
  $250,000 to $499,999              2.75%                          2.83%                      2.25%
----------------------------------------------------------------------------------------------------------------
  $500,000 to $999,999              2.00%                          2.04%                      1.75%
----------------------------------------------------------------------------------------------------------------
  $1,000 and over/1/                0.00%                          0.00%                      1.00%
----------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

CLASS B SHARE CDSC SCHEDULE

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule for purchases prior to July 17, 1999 is as follows:

  CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:

----------------------------------------------------------------------------------------------------------------
  redemption within        1 year        2 years        3 years        4 years         5 years          6 years
----------------------------------------------------------------------------------------------------------------
  CDSC                     5.00%         4.00%          3.00%          3.00%           2.00%            1.00%
----------------------------------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the Class B shares are converted to Class A shares to reduce your future on-gong expenses.

                                           Stagecoach Equity Funds Prospectus 63

After July 17, 1999, purchases of Class B shares are subject to the following sales charge schedule:

   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
--------------------------------------------------------------------------------------------------------------
  REDEMPTION WITHIN     1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS     7 YEARS
--------------------------------------------------------------------------------------------------------------
  CDSC                   5.00%       4.00%        3.00%        3.00%        2.00%        1.00%       0.00%
--------------------------------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

CLASS C SHARE CDSC SCHEDULE

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

64  Stagecoach Equity Funds Prospectus

REDUCED  SALES CHARGES

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:

 .    You pay no sales charges on Fund shares you buy with reinvested distributions.

 .    You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

 .    By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount. After July 17, 1999, purchases of either Stagecoach or Norwest Advantage Funds will count toward satisfying breakpoint requirements.

 .    Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level. After July 17, 1999, purchases of either Stagecoach or Norwest Advantage Funds will count toward satisfying breakpoint requirements.

 .    If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

 .    You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

                                          Stagecoach Equity Funds Prospectus  65

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility. You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 .    a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

 .    a trustee or fiduciary purchasing for a single fiduciary relationship; or

 .    the members of a "qualified group" which consists of a "Company" (as defined in the Investment Company Act of 1940 ("1940 Act"), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999.

CLASS B AND CLASS C SHARE CDSC REDUCTIONS:

 .    You pay no CDSC on Funds shares you purchase with reinvested distributions.

 .    We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

 .    We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

 .    We waive the CDSC for redemptions made at the direction of Stagecoach
     Funds, Inc. in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

 .    We waive Class C share CDSC for certain types of accounts.

66  Stagecoach Equity Funds Prospectus

REDUCED SALES CHARGES

For Class B shares purchased outside of an IRA or other qualified plan after July 17, 1999, no CDSC is imposed on withdrawals that occur under the following circumstances:

     .    Withdrawals are made by participating in the Systematic Withdrawal
          Plan;

     . Withdrawals may not exceed 10% of your fund assets annually based on your anniversary date in the Systematic Withdrawal Plan; and

     . you must participate in the dividend and capital gain reinvestment program; and

Also, mandatory withdrawals after age 701/2 are not subject to the 10% limitation and are not charged any CDSC.

WAIVERS FOR CERTAIN PARTIES

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 .    Current and retired employees, directors and officers of:

     .    Stagecoach Funds and its affiliates;

     .    Wells Fargo Bank and its affiliates;

     .    Stephens and its affiliates; and

     .    Broker-Dealers who act as selling agents.

     . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

Class B shares you purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of purchase. The CDSC Schedule for these shares is below:

                                          Stagecoach Equity Funds Prospectus  67

   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
-------------------------------------------------------------------------------------------------
  REDEMPTION WITHIN     1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS
-------------------------------------------------------------------------------------------------
  CDSC                   3.00%       2.00%        1.00%        1.00%        0.00%        0.00%
-------------------------------------------------------------------------------------------------

The above schedules do not apply for any new shares purchased. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional shares of the newly purchased Fund will age at the higher CDSC schedule.

DISTRIBUTION PLAN

We have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for each class of the Funds. For the Class A shares of the Diversified Equity Income and Growth Funds, the plans defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of the Balanced, Equity Value, International Equity, Small Cap and Strategic Growth Funds, and the Class B and Class C shares of each Fund, these plans are used to pay for distribution-related services including ongoing compensation to selling agents. Each Fund may participate in joint activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs. These fees are paid out of the Fund's assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under these plans are as follows:

-------------------------------------------------------------------------------------------------
                                                       CLASS A       CLASS B         CLASS C
-------------------------------------------------------------------------------------------------
  Balanced Fund                                          .10%          .75%            N/A
-------------------------------------------------------------------------------------------------
  Diversified Equity Income Fund                         .05%          .70%            N/A
-------------------------------------------------------------------------------------------------
  Equity Index Fund                                      N/A           .75%            N/A
-------------------------------------------------------------------------------------------------
  Equity Value Fund                                      .10%          .75%            .75%
-------------------------------------------------------------------------------------------------
  Growth Fund                                            .05%          .70%            N/A
-------------------------------------------------------------------------------------------------
  International Equity Fund                              .10%          .75%            .75%
-------------------------------------------------------------------------------------------------
  Small Cap Fund                                         .10%          .75%            .75%
-------------------------------------------------------------------------------------------------
  Strategic Growth Fund                                  .10%          .75%            .75%
-------------------------------------------------------------------------------------------------

68  Stagecoach Equity Funds Prospectus

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .    You should carefully read the Prospectus for the Fund into which you wish to exchange.

 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 .    If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund.

 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 .    If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

 .    Exchanges between Class B shares, between Class C shares or between either
     Class B or Class C shares and a Stagecoach money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

 .    Exchanges from any share class to a money market fund can only be re-
     exchanged for the original share class.

 .    In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges .

 .    You may make exchanges between like share classes. You may also exchange from Class A, Class B or Class C shares and non-Institutional class shares to a non-institutional money market fund.

                                           Stagecoach Equity Funds Prospectus 69

YOUR ACCOUNT

This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

PRICING FUND SHARES:

 .    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 .    We determine the Net Asset Value ("NAV") of each class of the Funds' shares each Business Day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 .    We process requests to buy or sell shares each Business Day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 p.m. Pacific time. Any request we receive in proper form before the close of regular trading on the NYSE is processed the same day. Requests we receive after the close are processed the next Business Day.

 .    The Funds are open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

YOU CAN BUY FUND SHARES:

 .    By opening an account directly with the Fund (simply complete and return a
     Stagecoach Funds application with proper payment);

 .    Through a brokerage account with an approved selling agent; or

 .    Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

MINIMUM INVESTMENTS:

 .    $1,000 per Fund minimum initial investment; or

 .    $100 per Fund if you use the Systematic Purchase Plan.

 .    $100 per Fund for all investments after your first.

 .    We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

70   Stagecoach Equity Funds Prospectus

IMPORTANT SHAREHOLDER INFORMATION

The instructions below describe how to buy and sells shares through the period ended July 17, 1999. After that date, please refer to the instructions on pages 74 to 77.

HOW TO BUY SHARES
The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

  Complete a Stagecoach Funds application. Be sure to
  indicate the Fund name and the share class into which
  you intend to invest.
                                                               MAIL TO:
  Enclose a check for at least $1,000 made out in the full     Stagecoach Funds
  name and share class of the Fund. For example, "Stagecoach   PO Box 7066
  Strategic Growth Fund, Class B."                             San Francisco, CA
                                                               94120-9201
  You may start your account with $100 if you elect the Systematic Purchase Plan option on the application.

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Make a check payable to the full name and share class of     MAIL TO:
  your Fund for at least $100. Be sure to write your account   Stagecoach Funds
  number on the check as well.                                 PO Box 7066
                                                               San Francisco, CA
  Enclose the payment stub/card from your statement if         94120-9201
  available.

  BY WIRE

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

  YOU MUST FIRST ESTABLISH AN ACCOUNT BY COMPLETING AN         MAIL TO:
  APPLICATION AND MAILING IT TO THE ADDRESS SHOWN AT           Stagecoach Funds
  RIGHT.                                                       PO Box 7066
                                                               San Francisco, CA
  Mail the completed application.                              94120-9201
                                                               Fax to:
  You may also fax the completed application (with original    1-415-546-0280
  to follow).

  IF YOU ARE BUYING ADDITIONAL SHARES:

  INSTRUCT YOUR WIRING BANK TO TRANSMIT           WIRE TO:
  AT LEAST $100 ACCORDING TO THE INSTRUCTIONS     Wells Fargo Bank, N.A.
  GIVEN TO THE RIGHT. bE SURE TO HAVE THE         San Francisco, California
  WIRING BANK INCLUDE YOUR CURRENT ACCOUNT        Bank Routing Number:
  NUMBER AND THE NAME YOUR ACCOUNT IS             121000248
  REGISTERED IN.                                  Wire Purchase Account Number:
                                                  4068-000587
                                                  Attention:
                                                  Stagecoach Funds (Name of Fund and Share Class)
                                                  Account Name:
                                                  (Registration Name Indicated on Application)

                                           Stagecoach Equity Funds Prospectus 71

  BY PHONE

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

  You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.


  Call Investor Services and instruct the representative       CALL:
  to either:                                                   1-800-222-8222
  . transfer at least $1,000 from a linked settlement
    account, or
  . exchange at least $1,000 worth of shares from an existing
    Stagecoach Fund. Please see "Exchanges" for special rules.

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Call Investor Services and instruct the representative       CALL:
  to either:                                                   1-800-222-8222
  . transfer at least  $100 from a linked settlement
    account, or
  . exchange at least  $100 worth of shares from another
    Stagecoach Fund. 72

SELLING SHARES:
The following section explains how you can sell shares held directly through an account with Stagecoach Fund by mail or telephone. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

  BY MAIL

  Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you to receive (or write "Full Redemption").

  Make sure all the account owners sign the request.

  You may request that redemption proceeds be sent to you by   MAIL TO:
  check, by ACH transfer into a bank account, or by wire       Stagecoach Funds
  ($5,000 minimum). Please call Investor Services regarding    PO Box 7066
  requirements for linking bank accounts or for wiring funds.  San Francisco, CA
  We reserve the right to charge a fee for wiring funds        94120-9201
  although it is not currently our practice to do so.

  Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house.
  We do not accept notarized signatures.

72 Stagecoach Equity Funds Prospectus

YOUR ACCOUNT

  BY PHONE

  Call Investor Services to request a redemption of at least
  $100. Be prepared to provide your account number and

  Taxpayer Identification Number.
  Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

  You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

                                                               CALL:
  Telephone privileges are automatically made available to      1-800-222-8222
  you unless you specifically decline them on your application or subsequently in writing.

  Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer
  Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

  Telephone requests are not accepted if the address on your account was changed by phone in the last 15 days.


  GENERAL NOTES FOR SELLING SHARES

  We determine the NAV each day as of the close of the NYSE, which is generally 1:00 PM Pacific time.

  Your redemptions are net of any applicable CDSC.

  We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the NYSE are processed on the same business day.

  If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

  We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

  Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.


                                           Stagecoach Equity Funds Prospectus 73

YOUR ACCOUNT

                     FOR TRANSACTIONS AFTER JULY 17, 1999




HOW TO BUY SHARES

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

  BY MAIL

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

  Complete a Stagecoach Fund application. Be sure to
  indicate the Fund name and the share class into which
  you intend to invest. Failure to complete an
  application properly may result in a delay in
  processing your request.                                MAIL TO:
                                                          Stagecoach Funds, Inc.
  Enclose a check for a least $1,000 made out in the      PO Box 8266
  full name and share class of the Fund. For example,     Boston, MA
  "Growth Fund, Class B"                                  02266-8266

  You may start your account with $100 if you elect the Systematic Purchase Plan option on the application.

IF YOU ARE BUYING ADDITIONAL SHARES:

  Make a check payable to the full name and share class   MAIL TO:
  of your Fund for at least $100. Be sure to write your   Stagecoach Funds, Inc.
  account number on the check as well.                    PO Box 8266
                                                          Boston, MA
                                                          02266-8266

  Enclose the payment stub/card from your statement if available.

74  Stagecoach Equity Funds Prospectus

  BY WIRE

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
  If you do not currently have an account, complete a            MAIL TO:
  Stagecoach Funds application. You must wire as least           Stagecoach Funds, Inc.
  $1,000. Be sure to indicate the Fund name and the              PO Box 8266
  share class into which you intend to invest.                   Boston, MA 02266-8266

  Mail the completed application.

  You may also fax the completed application (with               FAX TO:
  original to follow). You must first call BFDS at               1-(617) 483-5765 75
  1-800-222-8222 to notify them of an incoming wire trade.

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Instruct your wiring bank to transmit at least            WIRE TO:
  $100 according to the instructions given to               Stagecoach Funds, Inc.
  the right. Be sure to have the wiring bank                c/o State Street Bank & Trust
  include your current account number and the               Boston, MA
  name your account is registered in.                       Bank Routing Number:
                                                            ABA 011000028
                                                            Wire Purchase Account Number:
                                                            9905-437-1
                                                            Attention:
                                                            Stagecoach Funds (Name of Fund and Share Class)
                                                            Account Name:
                                                            (Registration Name Indicated on Application)

                                           Stagecoach Equity Funds Prospectus 75

YOUR ACCOUNT

  BY PHONE

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
  You can only make you first purchase of a Fund by
  phone if you already have an Stagecoach Funds Account.    CALL:

  Call Investor Services and instruct the representative    1-800-222-8222 76
  to either:
  . transfer at least $1,000 from a linked settlement
    account, or
  . exchange at least $1,000 worth of shares from an
    existing Wells Fargo Fund. Please see "Exchanges"
    for special rules.

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Call Investor Services and instruct the representative    CALL:
  to either:
  . transfer at least $100 from a linked settlement         1-800-222-8222 76
    account, or
  . exchange at least $100 worth of shares from another
    Wells Fargo Fund.

SELLING SHARES:

The following section explains how you can sell shares held directly through an account with Stagecoach funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

  BY MAIL

  IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
  Write a letter stating your account registration, you account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption")

  Make sure all the account owners sign the request.        MAIL TO:

  You may request that redemption proceeds be sent to you   Stagecoach Funds, Inc.
  by check, by ACH transfer into a bank account, or by      PO Box 8266
  wire. Please call Investor Services regarding             Boston, MA
  requirements for linking bank accounts or for wiring      02266-8266 76
  funds. We reserve the right to charge a fee for wiring
  funds although its is not currently our practice to do
  so.

  Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

76 Stagecoach Equity Funds Prospectus

BY PHONE

  Call Investor Services to request a redemption of at least
  $100. Be prepared to provide your account number and Taxpayer Identification Number.

  Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

  You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

  Telephone privileges are automatically made available to       CALL:
  you unless you specifically decline them on your               1-800-222-8222
  application or subsequently in writing.

  Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer
  Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

  Telephone requests are not accepted if the address on your account was changed by phone in the last 15 days.

GENERAL NOTES FOR SELLING SHARES

  We determine the NAV each day as of the close of the NYSE, which is generally 1:00 PM (Pacific time)/3:00 PM (Central time). If any of the markets for the Funds close early, the funds may close early, and may value their shares at earlier times under these circumstances.

  Your redemptions are net of any applicable CDSC.

  We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the NYSE are processed on the same business day.

  If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

  We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

  Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                           Stagecoach Equity Funds Prospectus 77

ADDITIONAL SERVICES AND OTHER INFORMATION

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase and/or redeem shares each month. Call Investor Services at 1-800-222-8222 for more information.

 .    Systematic Purchase Plan (formerly the Autosaver Plan)-- With this program, you can regularly purchase shares of a Stagecoach Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, specify an amount of at least $100, and tell us the day of the month you would like the money invested. If you do not specify a date, we will transfer the money and invest in shares of the Fund you select on or about the 20th day of the month.

 .    Systematic Exchange Plan--With this program, you can regularly exchange shares of a Stagecoach Fund you own for shares of another Stagecoach Fund. The exchange amount must be at least $100, and the exchange will take place on or about the 25th of each month. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

 .    Systematic Withdrawal Program-- With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100 and we will sell your shares equal to that amount on or about the 25th of each month. To participate in this program, you:

     .    must have a Fund account valued at  $10,000 or more;

     .    must have your distributions reinvested; and

     .    may not simultaneously participate in the Systematic Purchase Plan.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We automatically cancel your program if the linked bank account you specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
You may choose to do any of the following:

 .    Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

78 Stagecoach Equity Funds Prospectus

 .    Fund Purchase Plan--Uses your distributions to buy shares at NAV of another
     Stagecoach Fund of the same share class or a money market fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

 .    Automatic Clearing House Option--Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

 .    Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     TWO THINGS TO KEEP IN MIND ABOUT DISTRIBUTIONS

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES
The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. These distributions will be taxable to you as long-term capital gains, which may qualify for taxation at preferential rates in the hands of non-corporate shareholders.

                                           Stagecoach Equity Funds Prospectus 79

ADDITIONAL SERVICES AND OTHER INFORMATION

In general, all distributions will be taxable to you when paid, even if they are paid in additional Funds Shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

                  IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

On March 25, 1999, the Board of Directors of Stagecoach Funds, Inc. ( the "Company") approved the reorganization of the Company's Funds into new portfolios of Wells Fargo Funds Trust ("Funds Trust"). The reorganization is part of a larger plan to consolidate the Wells Fargo Bank-advised fund family with the Norwest Advantage fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. The Company will present the reorganization to Fund shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

If the reorganization is approved by shareholders, the Balanced Fund will be reorganized into the Funds Trust Asset Allocation Fund and the Diversified Equity Income Fund will be reorganized into the Income Equity Fund. Although, respectively, the investment objectives are substantially similar, the principal investment strategies may differ somewhat.

All of the other Funds of the Company will, if approved by shareholders, be reorganized into new portfolios of Funds Trust that have investment objectives and strategies that are substantially identical to the corresponding Funds. In most cases, theses substantially identical Funds Trust portfolios will not absorb other funds.

80 Stagecoach Equity Funds Prospectus

The Funds Trust portfolios are not yet available for purchase, but corresponding portfolios within either the Stagecoach fund family or the Norwest Advantage fund family are currently available. No shareholder action is necessary at this time. The Company's proxy materials, which are expected to be mailed in June to all persons who are shareholders on May 6, 1999, will describe the reorganization in detail, including any effect on expense ratios. If you buy your shares after that date, you will not be entitled to vote on the reorganization, but you may request a copy of the proxy materials.

Investors should be aware that, for certain share classes of certain Funds, expense ratio increases of up to 0.14% are contemplated. In other cases, expense ratios are expected to remain unchanged or decline. For the equity portfolios, the reorganization is expected to be a tax-free transaction. The reorganization will not trigger any sales charges.

If you have any questions or, after early June, if you would like to request a copy of the proxy materials, you should call 1-800-222-8222.

HISTORICAL FUND INFORMATION

BALANCED FUND--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In conjunction with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

EQUITY VALUE FUND--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

GROWTH fUND--The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Growth Stock Fund on January 2, 1992.

                                           Stagecoach Equity Funds Prospectus 81

ADDITIONAL SERVICES AND OTHER INFORMATION

___________________________________________________________________________

SMALL CAP FUND--On December 12, 1997, the Overland Express Small Cap Strategy Fund was merged into the Small Cap Fund of the Stagecoach Funds. The Stagecoach Small Cap Fund commenced operations on September 16, 1996. Prior to December 15, 1997, the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.

STRATEGIC GROWTH FUND--On December 12, 1997, the Class A and Class D shares of the Overland Express Strategic Growth Fund were reorganized as the Class A and Class C shares of the Strategic Growth Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown for the Stagecoach Class A and Class C shares have been restated to give effect to the conversion ratio applied in the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, respectively. The Overland Fund did not offer Class B shares. Prior to December 15, 1997, the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.

SHARE CLASS--This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

82  Stagecoach Equity Funds Prospectus

_________________________________________________________________________

MINIMUM ACCOUNT VALUE--Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

STATEMENTS--We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

STATEMENT OF ADDITIONAL INFORMATION--Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

                                          Stagecoach Equity Funds Prospectus  83

GLOSSARY

_____________________________________________________________________________

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

ANNUAL AND SEMI-ANNUAL REPORT
A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

BUSINESS DAY
Any day the New York Stock Exchange is open is a business day for the Funds.

CAPITAL APPRECIATION, CAPITAL GROWTH
The increase in the value of a security. See also "total return."

CAPITALIZATION
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

CAPITAL STRUCTURE
Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

COMMERCIAL PAPER
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

CONVERTIBLE DEBT SECURITIES
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

CURRENT INCOME
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."


84 Stagecoach Equity Funds Prospectus

__________________________________________________________________________

DEBT SECURITIES
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

DERIVATIVES
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

DISTRIBUTIONS
Dividends and/or capital gains paid by a Fund on its shares.

DIVERSIFIED
A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

DOLLAR-DENOMINATED
Securities issued by foreign banks, companies or governments in U.S. dollars.

DURATION
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

EMERGING MARKETS
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

                                           Stagecoach Equity Funds Prospectus 85

GLOSSARY

__________________________________________________________________________

HEDGE
Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

ILLIQUID SECURITY
A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

INITIAL PUBLIC OFFERING
The first time a company's stock is offered for sale to the public.

INVESTMENT-GRADE DEBT
A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

LIQUIDITY
The ability to readily sell a security at a fair price.

MOODY'S
A nationally recognized ratings organization.

NATIONALLY RECOGNIZED RATING ORGANIZATION (NRRO)
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

NET ASSET VALUE (NAV)
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each Business Day the NYSE is open, typically 1:00 P.M. (Pacific time).

NET INVESTMENT INCOME
Net investment income is calculated by subtracting the aggregate Fund expenses from the Funds' investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

86 Stagecoach Equity Funds Prospectus

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

NET ASSETS
The value of the investments in a Fund's portfolio (after accounting for other assets and liabilities that are attributable to a particular class of the Funds.

OPTIONS
An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

PORTFOLIO TURNOVER
Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

PUBLIC OFFERING PRICE (POP)
The NAV with the sales load added.

PRICE-TO-EARNINGS RATIO
The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
This ratio is the result of dividing net investment income (or loss) by average net assets.

                                           Stagecoach Equity Funds Prospectus 87

GLOSSARY

--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

RUSSELL 2000 INDEX
An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

SELLING AGENT
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

SHAREHOLDER SERVICING AGENT
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

SIGNATURE GUARANTEE
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 INDEX
Standard and Poors, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

STATEMENT OF ADDITIONAL INFORMATION
A document that supplements the disclosures made in the Prospectus.

TAXPAYER IDENTIFICATION NUMBER
Usually the social security number for an individual or the Employer Identification Number for a corporation.

TOTAL RETURN
The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

TURNOVER RATIO
The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

88 Stagecoach Equity Funds Prospectus

________________________________________________________________________________

UNDERVALUED
Describes a stock that is believed to be worth more than its current price.

U.S. GOVERNMENT OBLIGATIONS
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

VALUE STRATEGY
A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

WARRANTS
The right to buy a stock at a set price for a set time.

ZERO COUPON BONDS
Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

                                           Stagecoach Equity Funds Prospectus 89

THIS PAGE INTENTIONALLY LEFT BLANK

________________________________________________________________________________

90 Stagecoach Equity Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
Supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORT
Provides certain financial and other important information including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

These documents are available free of charge: 1-800-222-8222, or write to:
                                               -------------------
STAGECOACH FUNDS                                    Presorted
P.O. Box 7066                                        Standard
San Francisco, CA                               U.S. Postage Paid
94120-7066                                         Los Angeles, CA
                                                    Permit #30835
Visit the SEC's website:                       -------------------
http://www.sec.gov, or

Request copies for a fee by writing to:
SEC Public Reference Room,
Washington, DC 20549-6009
(call 1-800-SEC-0330 for details)

ICA # 811-6419   NOT FDIC INSURED -- NO BANK GUARANTEE --     SC EQ P(5/99)
                 MAY LOSE

May 1, 1999

                                                            STAGECOACH FUNDS/TM/


Stagecoach
     Equity Funds
Prospectus




Balanced Fund                Please read this prospectus and keep it for future
                             reference. It is designed to provide you with
Equity Value Fund            important information and to help you decide if a
                             Fund's goals match your own.
Growth Fund

Small Cap Fund               These securities have not been approved or
                             disapproved by the Securities and Exchange
                             Commission ("SEC"), nor has the SEC passed upon the
Institutional Class          accuracy or adequacy of this Prospectus. Any
                             representation to the contrary is a criminal offense.


                             Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), or any of its affiliates. Fund shares are NOT insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents


Overview                 Objectives and Principal Strategies      4

This section contains    Summary of Important Risks               6
important summary
information about the    Performance History                      8
Funds.
                         Summary of Expenses                     13

--------------------------------------------------------------------------

The Funds                Balanced Fund                           14

This section contains    Equity Value Fund                       18
important information
about the individual     Growth Fund                             22
Funds.
                         Small Cap Fund                          26

                         General Investment Risks                29

                         Organization and Management
                          of the Funds                           33

--------------------------------------------------------------------------

Your Account             Your Account                            36

Turn to this section     How to Buy Shares                       37
for information on
how to open and          Selling Shares                          37
maintain your account,
including how to buy,    Exchanges                               39
sell and exchange
Fund shares.             Additional Services and
                          Other Information                      40

                         Important Information
                          About Your Investment                  41

--------------------------------------------------------------------------

                         Glossary                                44

Stagecoach Equity Funds Overview
--------------------------------------------------------------------------------

====================================================================================================================================

FUND               OBJECTIVE                                       PRINCIPAL STRATEGY
====================================================================================================================================

Balanced Fund      Seeks to provide investors with both capital    We invest between 30% and 70% of our assets in equity
                   appreciation and current income.                securities, and the remainder in fixed-income securities.
                                                                   We buy equity securities that we believe are undervalued, and fixed-income securities of at least investment-grade quality.
------------------------------------------------------------------------------------------------------------------------------------

Equity Value Fund  Seeks to provide investors with above-average   We invest in equity securities that we believe are undervalued
                   capital appreciation.                           in relation to the overall stock markets. Dividends are a
                                                                   secondary consideration when selecting stocks.
------------------------------------------------------------------------------------------------------------------------------------

Growth Fund        Seeks to earn current income and achieve        We invest in equity securities of domestic and foreign
                   long-term capital appreciation.                 companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-
                                                                   capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or are undervalued, or have above-average dividend yields.
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Fund     Seeks above-average long-term capital           We invest in equity securities of domestic and foreign companies
                   appreciation in order to provide investors      whose market capitalization falls within the range of the Russell
                   with a rate of total return exceeding that      2000 Index, which is considered a small capitalization index. We
                   of the Russell 2000 Index, before fees and      buy stocks that we believe have above-average prospects for
                   expenses, over 3 to 5 years.                    capital growth, and that are involved in new or innovative products, services and processes.
------------------------------------------------------------------------------------------------------------------------------------
4  Stagecoach Equity Funds Prospectus                                                          Stagecoach Equity Funds Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in the individual Fund Descriptions later in this Prospectus and under General Investment Risks beginning on page 29. An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
COMMON RISKS FOR THE FUNDS
================================================================================

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

Fixed-Income Securities

The Funds may invest in debt instruments, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rate may increase, which will reduce the resale value of instruments in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes that those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

--------------------------------------------------------------------------------


6  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
FUND               SPECIFIC RISKS
================================================================================
                   Because stock and bond markets often move in opposite
                   directions, this Fund's balanced objective should reduce the volatility associated with investing in a single market.
Balanced Fund      There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.
--------------------------------------------------------------------------------

                   There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller,
Equity Value Fund  medium-sized (and foreign companies) purchased using the value approach may be more volatile and less liquid than other comparable securities.
--------------------------------------------------------------------------------

                   This Fund is primarily subject to the equity market risks
                   described in the Common Risks section, above. Dividend-
Growth Fund        producing large company stocks have experienced unprecedented appreciation in recent years. There is no guarantee such
                   performance levels will continue.
--------------------------------------------------------------------------------
                   The Fund may invest in companies that pay low or no
                   dividends, have smaller market capitalizations, have less
                   market liquidity, have no or relatively short operating
                   histories, or are newly public companies. Some of these
                   companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing
Small Cap Fund     industries and/or new technologies. Because the Fund may
                   invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In
                   addition, our active trading investment strategy may result in a higher-than- average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.
--------------------------------------------------------------------------------


                                           Stagecoach Equity Funds Prospectus  7

Performance History

The Information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

The Fund's shares are sold subject to sales load that are not included in the performance calculations. If these changes were included, performance shown would be lower. Please remember that past performance is no guarantee of future results.

--------------------------------------------------------------------------------

                                 BALANCED FUND

                           [GRAPH OF BALANCED FUND]


Best Qtr.:    Worst Qtr.:
Q2 '97        Q3 '98
9.01%         -5.74%

================================================================================
AVERAGE ANNUAL TOTAL RETURN
================================================================================
for the periods ended 12/31/98
--------------------------------------------------------------------------------
                                         1 year        5 years       Inception
--------------------------------------------------------------------------------
Balanced Fund/1/ (Incept. 10/1/95)        9.51          11.19          12.10
--------------------------------------------------------------------------------
S&P 500/2/                               21.35          17.33          14.91
--------------------------------------------------------------------------------

1. The Balanced Fund's year-to-date performance for the quarter ended March 31, 1999 was -0.18%.

2. S&P 500 is a registered trademark of Standard and Poors.


8  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

                             EQUITY VALUE FUND/1/

                         [GRAPH OF EQUITY VALUE FUND]


Best Qtr.:    Worst Qtr.:
Q2 `97        Q2 `90
15.19%        -15.20%

1. The Equity Value Fund's year-to-date performance for the quarter ended March 31, 1999 was -3.29%.

================================================================================
AVERAGE ANNUAL TOTAL RETURN
================================================================================
for the periods ended 12/31/98
--------------------------------------------------------------------------------
                                       1 year       5 years       Inception
--------------------------------------------------------------------------------
Equity Value Fund (Incept. 10/1/95)     6.84         16.10          15.07
--------------------------------------------------------------------------------
S&P 500/1/                             28.58         24.06          18.62
--------------------------------------------------------------------------------

1. S&P 500 is a registered trademark of Standard and Poors.


                                           Stagecoach Equity Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

                                GROWTH FUND/1/

                            [GRAPH OF GROWTH FUND]


Best Qtr.:    Worst Qtr.:
Q2 `97        Q3 `98
13.78%        -10.70%


1. The Growth Fund's year-to-date performance for the quarter ended March 31, 1999 was 5.34%.

================================================================================
AVERAGE ANNUAL TOTAL RETURN
================================================================================
for the periods ended 12/31/98
--------------------------------------------------------------------------------
                                      1 year    5 years    Inception
--------------------------------------------------------------------------------
Growth Fund (Incept. 10/1/95)          29.24     19.21       17.20
--------------------------------------------------------------------------------
S&P 500/1/                             28.58     24.06       18.87
--------------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.


10  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

                               SMALL CAP FUND/1/

                           [GRAPH OF SMALL CAP FUNDS]



Best Qtr.:    Worst Qtr.:
Q2 `97        Q3 `98
24.71%        -26.35%


1. The Small Cap Fund's year-to-date performance for the quarter ended March 31, 1999 was 2.12%.

================================================================================
AVERAGE ANNUAL TOTAL RETURN
================================================================================
for the periods ended 12/31/98
--------------------------------------------------------------------------------
                                          1 year    Inception
--------------------------------------------------------------------------------
Small Cap Fund (Incept. 9/1/96)           -5.39       22.56
--------------------------------------------------------------------------------
Russell 2000 Index                        -2.55       14.50
--------------------------------------------------------------------------------


                                          Stagecoach Equity Funds Prospectus  11

--------------------------------------------------------------------------------

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund. Words appearing in italicized print and highlighted in gray are defined in the Glossary.

Important information you should look for:

Investment Objective and Investment Policies

What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus?

Permitted Investments

A summary of the Fund's key permitted investments and practices.

Important Risk Factors

What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

Financial Highlights

Provides important financial information about each class of shares of the Fund.


12  Stagecoach Equity Funds Prospectus

Equity Funds                                                 Summary of Expenses
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund.

================================================================================
SHAREHOLDER FEES
================================================================================
Shareholders are not subject to any charges related to the purchase or sale of
Fund shares.
================================================================================
ANNUAL FUND OPERATING (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
================================================================================
                                       Balanced    Equity    Growth    Small Cap
                                         Fund    Value Fund   Fund       Fund
--------------------------------------------------------------------------------
Management fee                           0.60%     0.50%      0.50%      0.60%
--------------------------------------------------------------------------------
Other expenses                           0.63%     0.58%      0.54%      0.61%
--------------------------------------------------------------------------------
Total annual fund operating expenses/1/  1.23%     1.08%      1.04%      1.21%
--------------------------------------------------------------------------------

1. The actual expenses incurred by the Funds will be lower than the contract amounts shown above as a result of voluntary fee waivers. The Fund's actual expenses, after waiver, are as follows: Balanced Fund 1.18%; Equity Value Fund 1.08%; Growth Fund 1.02%; and Small Cap Fund .76%.

Example of Expenses--These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

--------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment assuming a 5%
annual return and that you redeem your shares at the end of each period.
--------------------------------------------------------------------------------
                                       Balanced    Equity    Growth    Small Cap
                                         Fund    Value Fund   Fund       Fund
--------------------------------------------------------------------------------
1 year                                   $125       $110      $106       $123
--------------------------------------------------------------------------------
3 years                                  $390       $343      $331       $384
--------------------------------------------------------------------------------
5 years                                  $676       $595      $574       $665
--------------------------------------------------------------------------------
10 years                                $1489      $1317     $1271      $1466
--------------------------------------------------------------------------------


                                          Stagecoach Equity Funds Prospectus  13

Balanced Fund
--------------------------------------------------------------------------------

Investment Objective

The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

Investment Policies

We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in equity securities and the remainder in fixed-income securities. By actively managing both the equity and fixed-income portion of the Fund's portfolio and the allocation mix, we hope to achieve a high total return, including both distributions and growth in share values. We invest the equity portion of our portfolio in equity securities that are trading at low price-to-earnings ratios, price-to-book and price- to-cash flow as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at price-to-book and price-to-cash flow ratios of companies for indications of attractive valuation. We invest the fixed-income portion of our portfolio in investment grade or better corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.

Permitted Investments

Under normal market conditions, we invest:

 . between 30% and 70% of our assets in equity securities, with the remainder invested in debt securities.

Under normal market conditions we invest the equity portion of the Fund's portfolio in:

 . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase; and

 . in foreign companies through American Depositary Receipts and similar instruments, up to 25% of total assets.

Under normal market conditions we invest the fixed-income portion of the Fund's portfolio in:

 . commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;

 . corporate debt securities rated "BBB" (S&P) or "Baa" (Moody's) or better; and

 . mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa" (Moody's) or better.


14  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of capital appreciation.

Important Risk Factors

There is no guarantee, that the Fund's balanced investment strategy will successfully reduce volatility.

Mortgage- and asset-backed securities may not be guaranteed by the U.S. Treasury. Mortgage-backed securities are subject to prepayment risk, which can lower the rate of return on such securities.

You should consider the Common Risks on page 6, the General Investment Risks beginning on page 29, and the specific risks listed above. They are all important to your investment choice.

Portfolio Managers

 . Rex Wardlaw, CFA

  Has managed the Balanced Fund since February 1997, and has been with Wells Fargo/Wells Capital Management since 1986. Since 1993, Mr. Wardlow has managed investment funds, pension assets and private accounts for Wells Fargo Bank/Wells Capital Management. Prior to 1993, he was an investment analyst specializing in several equity market sectors, including utilities, transportation, basic industries and capital goods. Mr. Wardlaw leads the Value Equity Investment Team, managing portfolios and directing the research effort. He has over ten years of investment management experience.

 . Scott Smith, CFA

  Has co-managed the Balanced Fund since February 1998, and has been with Wells Fargo/Wells Capital Management since 1987. Mr. Smith is a liquidity management specialist and has ten years of experience as a taxable money market portfolio specialist.

 . Gregg Giboney, CFA

  Has co-managed the Balanced Fund since August 1998, and has been with Wells Fargo/Wells Capital Management as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivatives management, equity analysis, stable value asset management and as a portfolio manager for personal, institutional and trust accounts.


                                          Stagecoach Equity Funds Prospectus  15

Balanced Fund                                              Financial Highlights
See "Historical Fund Information" on page 42.
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

====================================================================================
FOR A SHARE OUTSTANDING
====================================================================================
                                      INSTITUTIONAL CLASS SHARES -- COMMENCED
                                      ON OCTOBER 1, 1995
                                      ----------------------------------------------
                                      Sept. 30,     Mar. 31,    Mar. 31,   Sept. 30,
For the period ended:                  1998/1/       1998        1997/2/    1996/3/
------------------------------------------------------------------------------------
Net asset value, beginning of period   $ 13.26      $ 12.00     $ 11.85     $ 11.84
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            0.19         0.40        0.21        0.40
  Net realized and unrealized gain
    (loss) on investments                (1.07)        2.74        0.74        0.89
------------------------------------------------------------------------------------
Total from investment operations         (0.88)        3.14        0.95        1.29
------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment
    income                               (0.19)       (0.40)      (0.21)      (0.40)
  Distributions from net realized gain    0.00        (1.48)      (0.19)      (1.28)
------------------------------------------------------------------------------------
Total from distributions                 (0.19)       (1.88)      (0.40)      (1.68)
------------------------------------------------------------------------------------
Net asset value, end of period         $ 12.19      $ 13.26     $ 12.00     $ 11.45
------------------------------------------------------------------------------------
Total return (not annualized)            (6.66)%      27.67%       8.27%      10.80%
------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)     $36,473      $51,241     $55,456     $72,327
------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized):
  Ratio of expenses to average
    net assets                            1.18%        0.99%       0.95%       0.94%
  Ratio of net investment income
    to average net assets                 2.76%        3.05%       3.30%       3.29%
------------------------------------------------------------------------------------
Portfolio turnover                          32%          67%         43%        131%
------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees
  and reimbursed expenses                 1.23%        1.21%       1.18%       1.11%
------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets prior
  to waived fees and reimbursed
  expenses (loss)                         2.71%        2.83%       3.07%       3.12%
------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its Investment


16  Stagecoach Equity Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Equity Value Fund
--------------------------------------------------------------------------------

Investment Objective

The Equity Value Fund seeks to provide investors with long-term capital appreciation.

Investment Policies

We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

Permitted Investments

Under normal market conditions, we invest:

 . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

 .  in debt instruments that may be converted into the common stock of both U.S.
   and foreign companies; and

 .  up to 25% of our assets in foreign companies through American Depositary
   Receipts and similar instruments.

We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

Important Risk Factors

There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using a value strategy may be more volatile and less liquid than other comparable securities.

You should consider the Common Risks on page 6, the General Investment Risks beginning on page 29, and the specific risks listed above. They are all important to your investment choice.


18  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Managers

 .  Rex Wardlaw, CFA

   Has managed the Equity Value Fund since January 1997, and has been with Wells Fargo/Wells Capital Management since 1986. Since 1993, Mr. Wardlow has managed investment funds, pension assets, and private accounts for Wells Fargo Bank/Wells Capital Management. Prior to 1993, he was an investment analyst specializing in several equity market sectors, including utilities, transportation, basic industries and capital goods. Mr. Wardlaw leads the Value Equity Investment Team, managing portfolios and directing the research effort. He has over ten years of investment management experience.

 .  Allen Wisniewski, CFA

   Has co-managed the Equity Value Fund since September 1996, and has been with Wells Fargo/Wells Capital Management as a portfolio manager and research analyst since 1987. Mr. Wisniewski has over eighteen years of equity and balanced portfolio investment management experience.

 .  Gregg Giboney, CFA

   Has co-managed the Equity Value Fund since August 1998, and has been with Wells Fargo/Wells Capital Management as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivatives management, equity analysis, stable value asset management and as a portfolio manager for personal, institutional and trust accounts.


                                          Stagecoach Equity Funds Prospectus  19

Equity Value Fund                                           Financial Highlights
See "Historical Fund Information" on page 42.
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

===================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================
                             INSTITUTIONAL CLASS SHARES -- COMMENCED
                             ON OCTOBER 1, 1995
---------------------------------------------------------------------------------------------------
                                                Sept. 30,     Mar. 31,    Mar. 31,      Sept. 30,
For the period ended:                            1998/1/       1998       1997/2/        1996/1/
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $18.15       $14.43      $12.65         $13.27
---------------------------------------------------------------------------------------------------
Income from investment operations:
        Net investment income (loss)               0.10         0.20        0.09           0.22
        Net realized and unrealized
                gain (loss) on investments        (3.23)        5.58        1.89           1.61
---------------------------------------------------------------------------------------------------
Total from investment operations                  (3.13)        5.78        1.98           1.83
---------------------------------------------------------------------------------------------------
Less distributions:
        Dividends from net investment income      (0.10)       (0.20)      (0.08)         (0.23)
        Distributions from net realized gain       0.00        (1.86)      (0.12)         (2.22)
---------------------------------------------------------------------------------------------------
Total from distributions                          (0.10)       (2.06)      (0.20)         (2.45)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                   $14.92       $18.15      $14.43         $12.65
---------------------------------------------------------------------------------------------------
Total return (not annualized)                    (17.26)%      42.02%      15.73%         14.58%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
        Net assets, end of period (000s)       $166,616     $228,452    $193,161       $206,620
---------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
        Ratio of expenses to average net assets    0.97%        0.95%       0.95%          0.87%
        Ratio of net investment
                income to  average net assets      1.17%        1.18%       1.25%          1.69%
---------------------------------------------------------------------------------------------------
Portfolio turnover                                   23%          50%         45%            91%
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
        net assets prior to waived                 0.97%        0.98%       0.99%          0.92%
        fees and reimbursed expenses
---------------------------------------------------------------------------------------------------
Ratio of net investment income
        to average net assets prior to waived      1.17%        1.15%       1.21%          1.64%
        fees and reimbursed expenses (loss)
---------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its Investment Advisor during this fiscal year.


20  Stagecoach Equity Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

Investment Objective

The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

Investment Policies

We actively manage a diversified portfolio of common stocks and other equities. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We may also invest in the stocks of medium- to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.

Permitted Investments

Under normal market conditions, we may invest:

 . at least 65% of our total assets in equity securities, including common and preferred stocks;

 . at least 65% of our total assets in income-producing securities, including securities convertible into common stocks;

 . the majority of our total assets in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (As of March 31, 1999, this range was from $20 million to $452 billion. The range is expected to change frequently.); and

 .  up to 25% of our total assets in foreign companies through American

Depositary Receipts and similar instruments.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

Important Risk Factors

This Fund is primarily subject to the equity market risks described in the Common Risks section.

You should consider the Common Risks on page 6, and the General Investment Risks beginning on page 29. They are all important to your investment choice.


22  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Manager

 .  Kelli Hill

   Has managed the Growth Fund since February 1997, and has been with Wells Fargo/Wells Capital Management since 1987. Ms. Hill is the Core Equity Team Leader, providing portfolio management and fundamental security analysis for the team. She has over twelve years of equity investment management experience.


                                          Stagecoach Equity Funds Prospectus  23

Growth Fund                                                 Financial Highlights
See "Historical Fund Information" on page 42.
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

                                                                    INSTITUTIONAL CLASS SHARES -- COMMENCED
                                                                    ON SEPTEMBER 1, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                                    SEPT. 30,     MAR. 31,     MAR. 31,     SEPT. 30,
For the period ended:                                                1998/1/        1998       1997/2/      1996/3/
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                $ 25.91       $ 22.52      $ 21.01      $ 20.03
------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
 Net investment income                                                 0.07          0.17         0.09         0.02
 Net realized and unrealized gain (loss) on investments               (1.90)         7.25         1.57         0.97
------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                      (1.83)         7.42         1.66         0.99
------------------------------------------------------------------------------------------------------------------------------------

Less distributions:
 Dividends from net investment income                                 (0.07)        (0.17)       (0.09)       (0.01)
 Distributions from net realized gain                                  0.00         (3.86)       (0.06)        0.00
------------------------------------------------------------------------------------------------------------------------------------

Total from distributions                                              (0.07)        (4.03)       (0.15)       (0.01)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                      $ 24.01       $ 25.91      $ 22.52      $ 21.01
------------------------------------------------------------------------------------------------------------------------------------

Total return (not annualized)                                         (7.10)%       34.86%        7.92%        3.41%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
 Net assets, end of period (000s)                                   $14,355       $18,180      $19,719      $18,508
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                               1.02%         0.99%        1.01%        0.96%
 Ratio of net investment income to average net assets                  0.48%         0.65%        0.78%        1.27%
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                                                       18%          137%          40%          83%
------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses                                          1.04%          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to average net assets
 prior to waived fees and reimbursed expenses                          0.46%          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------




/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed fiscal year-end from December 31 to September 30.

24 Stagecoach Equity Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------

Investment Objective

The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

Investment Policies


We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days. As of March 31, 1999, the range was up to $8.5 billion, but it is expected to change frequently.

We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.

Permitted Investments

Under normal market conditions, we may invest:


 . at least 65% of our total assets in common stocks whose market capitalization falls within the range of the Russell 2000 Index;

 . in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;

 . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

 . up to 40% of our assets in initial public offerings or recent start-ups and newer issues; and

 .  no more than 25% of our assets in foreign companies through American
   Depositary Receipts or similar issues.


We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a temporary defensive measure when we believe that the basic investment strategy is not in the best interests of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

26 Stagecoach Equity Funds Prospectus

Important Risk Factors

This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

 .  pay low or no dividends;

 .  have smaller market capitalization;

 .  have less market liquidity;

 . have no or relatively short operating histories, or are new public companies or are initial public offerings;

 .  have aggressive capital structures including high debt levels; or

 . are involved in rapidly growing or changing industries and/or new technologies.

Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

You should consider the Common Risks on page 6, the General Investment Risks beginning on page 29, and the specific risks listed above. They are all important to your investment choice.

Portfolio Managers

 .  Kenneth Lee

   Has managed the Small Cap Fund since June 1997, and has been with Wells Fargo/Wells Capital Management since 1993. Mr. Lee has seven years of experience in the investment industry, and has managed equity investment portfolios since 1995.

 .  Thomas Zeifang, CFA

   Has co-managed the Small Cap Fund since February 1999, and has been with Wells Fargo/Wells Capital Management since 1995. Mr. Zeifang provided fundamental security analysis for Fleet Investment Advisors for three years prior to joining Wells Fargo. He has over five years of equity investment management experience.

                                           Stagecoach Equity Funds Prospectus 27

Small Cap Fund                                              Financial Highlights
See "Historical Fund Information" on page 42.
--------------------------------------------------------------------------------
    This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.



====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

                                                                    INSTITUTIONAL CLASS SHARES -- COMMENCED
                                                                    ON SEPTEMBER 1, 1995
------------------------------------------------------------------------------------------------------------------------------------
                                                                    SEPT. 30,     MAR. 31,     MAR. 31,     SEPT. 30,
For the period ended:                                                 1998          1998       1997/2/        1996
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $ 25.77       $ 19.01      $ 22.45      $ 22.01
------------------------------------------------------------------------------------------------------------------------------------

 Income from investment operations:
  Net investment income (loss)                                        (0.02)         0.00         0.02         0.00
  Net realized and unrealized gain (loss) on investments              (7.73)         8.84        (3.46)        0.44
------------------------------------------------------------------------------------------------------------------------------------

 Total from investment operations                                     (7.75)         8.84        (3.44)        0.44
------------------------------------------------------------------------------------------------------------------------------------

 Less distributions:
  Dividends from net investment income                                 0.00         (0.01)        0.00         0.00
  Distributions from net realized gain                                 0.00         (2.07)        0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------

 Total from distributions                                              0.00         (2.08)        0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------

 Net asset value, end of period                                     $ 18.02       $ 25.77      $ 19.01      $ 22.45
------------------------------------------------------------------------------------------------------------------------------------

 Total return (not annualized)                                       (30.07)%       47.70%      (15.32)%       2.00%
------------------------------------------------------------------------------------------------------------------------------------

 Ratios/supplemental data:
  Net assets, end of period (000s)                                  $56,438       $78,856      $29,200      $24,553
------------------------------------------------------------------------------------------------------------------------------------

 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                              0.76%         0.75%        0.75%/3/     1.60%/3/
  Ratio of net investment income to average net assets                (0.21)%        0.01%        0.16%/3/    (1.15)%/3/
------------------------------------------------------------------------------------------------------------------------------------

 Portfolio turnover                                                     110%          291%          69%/4/       10%/4/
------------------------------------------------------------------------------------------------------------------------------------

 Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                  1.21%         1.26%         1.65%/3/    1.63%/3/
------------------------------------------------------------------------------------------------------------------------------------

 Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                        (0.66)%       (0.50)%       (0.74)%/3/  (1.18)%/3/
------------------------------------------------------------------------------------------------------------------------------------




/1/ The Fund changed its fiscal year-end from March 31 to September 30.
/2/ The Fund changed its fiscal year-end to March 31.
/3/ Ratio includes income and expenses allocated from the Master Portfolio. /4/ Reflects activity of the Master Portfolio.

28 Stagecoach Equity Funds Prospectus

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Stagecoach Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

 . Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 . The Funds may invest a portion of their assets in U. S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

 . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to


                                          Stagecoach Equity Funds Prospectus  29
   interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction, such as securities lending, will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries may experience increased political instability, and are often dependent on international trade, making them more vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.


30  Stagecoach Equity Funds Prospectus

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that an investment practice may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that an investment security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market fluctuations. This is a basic risk associated with all securities.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

Year 200 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

   Investment Practice/Risk

   The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

   Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

   Remember, each Fund is designed to meet different investment needs and objectives.

   In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.


                                          Stagecoach Equity Funds Prospectus  31

                                                                                                              EQUITY         SMALL
                                                                                                     BALANCED  VALUE  GROWTH  CAP
====================================================================================================================================
INVESTMENT PRACTICE:                                                  RISK:
====================================================================================================================================
Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either on a         Interest Rate and Credit Risk      .        .      .      .
schedule or when an index or benchmark changes.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A transaction in which the seller of a security agrees to buy back    Credit and Counter-Party Risk      .        .      .      .
a security at an agreed upon time and price, usually with interest.
------------------------------------------------------------------------------------------------------------------------------------
Other Mutual Funds
The temporary investment in shares of another mutual fund.           Market Risk                        .        .      .      .
A pro rata portion of the other fund's expenses, in addition to the expenses paid by the Funds, will be borne by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities
Securities issued by a non-U.S. company or debt of a                  Information, Political,            .        .      .      .
foreign government in the form of an American Depositary              Regulatory, Diplomatic,
Receipt or similar instrument. Limited to 25% of total assets.       Liquidity and Currency Risk
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
Investments in companies located or in countries considered           Information, Political,                            .      .
developing or to have "emerging" stock markets. Generally, these      Regulatory, Diplomatic
investments have the same type of risks as foreign securities, but    and Currency Risk
to a higher degree. Limited to 15% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
Options
The right or obligation to receive or deliver a security or cash      Credit, Information Leverage
payment depending on the security's price or the performance          and Liquidity Risk
of an Index or benchmark.
   ---------------------------------------------------------------------------------------------------------------------------------
   Options on Specific Securities                                                                       .        .             .
   Options on a Stock Index                                                                             .        .             .
   Stock Index Futures and options                                                                      .        .             .
    on Stock Index Futures to protect
    liquidity and portfolio value.
------------------------------------------------------------------------------------------------------------------------------------
Privately Issued Securities
Securities that are not publicly traded but which may be resold       Liquidity Risk                    .        .      .      .
in accordance with Rule 144A of the Securities Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------
Loans Of Portfolio Securities
The practice of loan securities to broker's dealers and financial     Credit, Counter-Party             .        .      .      .
institutions to increase return on those securities. Loans may be     and Leverage Risk
made in accordance with existing investment policies and may not exceed 33-1/3 of total assets.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow an equivalent of 10% of total assets            Leverage Risk                     .        .      .      .
from banks for temporary purposes to meet shareholder
redemptions.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities
A security that cannot be readily sold, or cannot be readily sold     Liquidity Risk                    .        .      .      .
without negatively affecting its fair price. Limited to 10% of total assets for the Growth Fund, and limited to 15% of total assets for the other Funds.
------------------------------------------------------------------------------------------------------------------------------------


32  Stagecoach Equity Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                 SHAREHOLDERS
================================================================================
                                       |
================================================================================
                    INSTITUTIONS AND THEIR REPRESENTATIVES
================================================================================
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                       |
================================================================================
DISTRIBUTOR        ADMINISTRATOR             TRANSFER AND         SHAREHOLDER
                                         DIVIDEND DISBURSING    SERVICING AGENTS
                                                AGENT
================================================================================
Stephens Inc.      Wells Fargo Bank      Wells Fargo Bank       Various
111 Center St.     525 Market St.        525 Market St.         Institutions
Little Rock, AR    San Francisco, CA     San Francisco, CA

Markets the Funds  Manages the Funds'    Maintains records      Provide services
and distributes    business activities   of shares and          to customers
shares.                                  supervises the
                                         paying of dividends
--------------------------------------------------------------------------------
                                       |
================================================================================
                            INVESTMENT SUB-ADVISOR
================================================================================
          Wells Capital Management, 525 Market St., San Francisco, CA
                   Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                       |
================================================================================
          INVESTMENT ADVISOR                           CUSTODIAN
================================================================================
    Wells Fargo Bank,                          Wells Fargo Bank,
    525 Market St.,                            525 Market St.,
    San Francisco, CA                          San Francisco, CA

    Manages the Funds' investment              Provides safekeeping for
    activities                                 the Funds' assets
--------------------------------------------------------------------------------
                                       |
================================================================================
                              BOARD OF DIRECTORS
================================================================================
                       Supervises the Funds' activities
--------------------------------------------------------------------------------


                                          Stagecoach Equity Funds Prospectus  33

Organization and Management of the Funds
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor

Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1998, Wells Fargo Bank and its affiliates managed over $121 billion in assets. The Funds pay Wells Fargo Bank for advisory services as shown in the Summary of Expenses Section of this prospectus.

The Sub-Advisor

Wells Capital Management ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for each of the Funds. As of December 31, 1998, WCM provided advisory services for assets aggregating in excess of $39 billion.



34  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
The Administrator

Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

--------------------------------------------------------------------------------
 Balanced Fund                                                  .25%
--------------------------------------------------------------------------------
 Equity Value Fund                                              .25%
--------------------------------------------------------------------------------
 Growth Fund                                                    .25%
--------------------------------------------------------------------------------
 Small Cap Fund                                                 .25%
--------------------------------------------------------------------------------

The Transfer Agent

Wells Fargo Bank provides transfer agency and dividend disbursing services to the Funds. After July 17, 1999, Boston Financial Data Services will provide these services to the Funds.


                                          Stagecoach Equity Funds Prospectus  35

Your Account
--------------------------------------------------------------------------------

This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

Minimum Investments:

Minimum, initial and subsequent investment amounts are determined by your Customer Account Agreement with your Institution, and are generally:

 .  $1,000,000 per Fund minimum initial investment; or

 .  $25,000 per Fund for all investments after your first.

Pricing Fund Shares:

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the Net Asset Value ("NAV") of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 . We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 p.m. Pacific time. Any request we receive in proper form before the close of regular trading on the NYSE is processed the same day. Requests we receive after the close are processed the next business day.

 .  The Funds are open for business on each day the NYSE is open for business.
   NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.


36  Stagecoach Equity Funds Prospectus

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected.

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

 . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.

Selling Shares

Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.


                                          Stagecoach Equity Funds Prospectus  37

Your Account
--------------------------------------------------------------------------------

General notes for selling shares

 . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. Pacific time, at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

 . Redemption proceeds are usually wired to the redeeming Institution the following business day.

 . We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.


38  Stagecoach Equity Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 .  You may make exchanges only between like share classes.


                                          Stagecoach Equity Funds Prospectus  39

Additional Services and Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distribution

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. We will pass on to you any net capital gains earned by a Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains and such distributions paid to noncorporate shareholders may qualify for taxation at preferential rates.

In general, all distributions will be taxable to you when paid, even if they are paid in additional Funds Shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.


40  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
Important Information About Your Investment

On March 25, 1999, the Board of Directors of Stagecoach Funds, Inc. (the "Company") approved the reorganization of the Company's Funds into new portfolios of Wells Fargo Funds Trust ("Funds Trust"). The reorganization is part of a larger plan to consolidate the Wells Fargo Bank-advised fund family with the Norwest Advantage fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. The Company will present the reorganization to Fund shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

If the reorganization is approved by shareholders, the Balanced Fund will be reorganized into the Asset Allocation Fund of Funds Trust. Although the investment objectives are substantially similar, the principal investment strategies may differ somewhat.

All of the other Funds of the Company will, if approved by shareholders, be reorganized into new portfolios of Funds Trust that have investment objectives and strategies that are substantially identical to the corresponding Funds. In most cases, these substantially identical Funds Trust portfolios will not absorb other funds.

The Funds Trust portfolios are not yet available for purchase, but corresponding portfolios within either the Stagecoach fund family or the Norwest Advantage fund family are currently available. No shareholder action is necessary at this time. The Company's proxy materials, which are expected to be mailed in June to all persons who are shareholders on May 6, 1999, will describe the reorganization in detail, including any effect on expense ratios. If you buy your shares after that date, you will not be entitled to vote on the reorganization, but you may request a copy of the proxy materials.

Investors should be aware that the Small Cap Fund Institutional Class contemplates an expense ratio increase of 0.44%. In other cases, expense ratios are expected to remain unchanged or decline. For the equity portfolios, the reorganization is expected to be a tax-free transaction. The reorganization will not trigger any sales charges.

If you have any questions or, after early June, if you would like to request a copy of the proxy materials, you should call 1-800-222-8222.


                                          Stagecoach Equity Funds Prospectus  41

Additional Services and Other Information
--------------------------------------------------------------------------------

Historical Fund Information

Balanced Fund--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations on July 2, 1990, until it was reorganized as a series of Stagecoach Funds on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica series. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Equity Value Fund--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations on July 2, 1990, until it was reorganized as a series of Stagecoach Funds on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica series. Prior to April 1, 1996, the Fund was advised by FICM. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Growth Fund--The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Growth Stock Fund on January 2, 1992.

Small Cap Fund--On December 12, 1997, the Overland Express Small Cap Strategy Fund was merged into the Small Cap Fund of Stagecoach Funds, Inc. The Stagecoach Small Cap Fund commenced operations on September 16, 1996. Prior to December 15, 1997 the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.

Share Class--This Prospectus contains information about Institutional Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.


42  Stagecoach Equity Funds Prospectus

Minimum Account Value--Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements--The Institutions mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information--Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

                                          Stagecoach Equity Funds Prospectus  43

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial advisor.

American Depositary Receipts

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual and Semi-Annual Reports

Documents that provide certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.

Average Commission Rate Paid

The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions. This information is required only for fiscal years beginning after September 1, 1995.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "total return."

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.


44  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
Current Income

Earnings in the form of dividends or interest as opposed to growth. See also "total return."

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived, in part, from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organization, such as the International Finance Corporation, the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.


                                          Stagecoach Equity Funds Prospectus  45

Glossary
--------------------------------------------------------------------------------

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Initial Public Offering

The first time a company's stock is offered for sale to the public.

Investment-Grade

A type of bond rated in the top four investment categories by nationally recognized ratings organization such as Moody's or Standard & Poors. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Liquidity

The ability to readily sell a security at a fair price.

Moody's

A nationally recognized ratings organization.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 PM (Pacific time.)

Net Investment Income

Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments

We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized


46  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets

The value of the investments in a Fund's portfolio (after accounting for other assets and liabilities) that are attributable to a particular class of the Fund.

Options

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Portfolio Turnover

Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Price-to-Earnings Ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are a characteristic of growth stocks which generally have low current yields.

Ratio of Expenses to Average Net Assets

This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets

This ratio is the result of dividing net investment income (or loss) by average net assets.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


                                          Stagecoach Equity Funds Prospectus  47

Glossary
--------------------------------------------------------------------------------

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P

A nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Total Return

The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current market price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Value Strategy

A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its fair market value.

Warrants

The right to buy a stock at a set price for a set time.


48  Stagecoach Equity Funds Prospectus

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

STAGECOACH FUNDS/R/

You may wish to review the following documents:

Statement of Additional Information supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.


These documents are available free of
charge:

Call 1-800-260-5969, or

Write to:

Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

Visit the SEC's web site:
http://www.sec.gov, or

Request copies for a fee by writing to:

SEC Public Reference Room,
Washington, DC 20549-6009
(call: 1-800-SEC-0330 for details)


I.C. #811-6419               NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE              SC EQ I P (5/99)

                             STAGECOACH FUNDS, INC.
                           Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 1, 1999

                                 BALANCED FUND
                         DIVERSIFIED EQUITY INCOME FUND
                               EQUITY INDEX FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                                 SMALL CAP FUND
                             STRATEGIC GROWTH FUND

               Class A, Class B, Class C and Institutional Class

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about eight funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the Balanced, Diversified Equity Income, Equity Index, Equity Value, Growth, International Equity, Small Cap and Strategic Growth Funds. Each Fund offers Class A Shares and Class B Shares. The International Equity, Small Cap, Equity Value and Strategic Growth Funds also offer Class C shares. The Balanced, Equity Value, Growth and Small Cap Funds also offer Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 1999. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS
                                                                          Page
                                                                          ----
Historical Fund Information..........................................      1

Investment Restrictions..............................................      2

Additional Permitted Investment Activities...........................     10

Risk Factors.........................................................     40

Management...........................................................     42

Performance Calculations.............................................     65

Determination of Net Asset Value.....................................     73

Additional Purchase and Redemption Information.......................     73

Portfolio Transactions...............................................     74

Fund Expenses........................................................     78

Federal Income Taxes.................................................     79

Capital Stock........................................................     84

Other................................................................     88

Counsel..............................................................     89

Independent Auditors.................................................     89

Financial Information................................................     89

Appendix.............................................................      A-1

                          HISTORICAL FUND INFORMATION

     The Balanced and Equity Value Funds were originally organized on July 1, 1990 as the Pacifica Balanced and Equity Value Funds, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Balanced Fund and Pacifica Equity Value Fund were reorganized as the Company's Balanced Fund and Equity Value Fund, respectively.

     The Diversified Equity Income Fund was originally organized as a Fund of the Company and commenced operations on November 18, 1992. The Class B shares of the Fund commenced operations on January 1, 1995. Prior to December 12, 1997, the Fund was known as the "Diversified Income Fund."

     The Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984. During the period from April 28, 1996 to December 12, 1997, the Fund invested all of its assets in a Master Portfolio with a corresponding investment objective. Prior to December 12, 1997, the Equity Index Fund was known as the "Corporate Stock Fund." The Class B shares of the Fund commenced operations on February 17, 1998.

     The Growth Fund commenced operations on January 1, 1992, as the successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's date of inception was August 2, 1990. Prior to December 12, 1997, the Growth Fund was known as the "Growth and Income Fund."

     The International Equity Fund was originally organized as a fund of the Company and commenced operations on September 24, 1997.

     The Small Cap Fund commenced operations on September 16, 1996, as the successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund. The inception date of the predecessor fund was November 1, 1994. From September 16, 1996 to December 12, 1997, the Fund invested all of its assets in a master portfolio with a corresponding investment objective of Master Investment Trust, another investment company, that, in turn, invested directly in a portfolio of securities. The Fund currently invests directly in a portfolio of securities and no longer invests in a master portfolio.

     The Strategic Growth Fund commenced operations on March 5, 1996. Prior to December 12, 1997, the Strategic Growth Fund was known as the "Aggressive Growth Fund." On December 12, 1997, the Strategic Growth Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the Company's Strategic Growth Fund (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares and the Class D shares of the Overland Fund commenced operations on January 20, 1993 and July 1, 1993, respectively. The Overland Fund did not offer Class B shares and for accounting purposes the Class B shares are considered to have commenced operations on December 12, 1997. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's Strategic Growth Fund.

     The Class C shares of the International Equity and Equity Value Funds commenced operations on April 1, 1998.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Balanced Fund and Equity Value Fund may not:

     (1) borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist);

     (2) make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or this SAI. Neither Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets;

     (3) invest in companies for the purpose of exercising control or management;

     (4)  knowingly purchase securities of other investment companies, except
(i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds may invest up to 10% of their net assets in shares of other investment companies;

     (5) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

     (6) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets;

     (7) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (8) sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (9) purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (1);

     (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its Advisor, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges;

     (13) write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or this SAI; however, neither Fund will invest more than 5% of its total assets in these classes of securities; nor

     (14) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The Diversified Equity Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

     (7) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

     (8) write, purchase or sell puts, calls or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The Equity Index Fund may not:

     (1) purchase the securities of issuers conducting its principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities and (ii) any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period; and provided further, that the Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (6);

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow up to 20% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that the Fund may purchase securities with put rights in order to maintain liquidity; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10).

     The Fund may make loans in accordance with its investment policies.

     As a fundamental policy, the Fund may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

The Growth Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

The International Equity Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2)  issue senior securities, except as permitted by applicable law;

     (3) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations; nor

     (4)  borrow money, except as permitted by applicable law.

     (5) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (6) underwrite securities of other issuers, except to the extent that the purchase of securities directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8)  make loans, except as permitted by applicable law;

     (9) purchase or sell commodities or commodities contracts, except that the Fund may, on such conditions as may be set forth in the Fund's Prospectus and this Statement of Additional Information, purchase, sell or enter into futures contracts, foreign currency forward contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws; nor

The Small Cap Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     As a matter of non-fundamental policy, the Small Cap Fund will not hold in its portfolio the securities of issuers whose market capitalization exceeds $2 billion for a period greater than 60 consecutive days. The Small Cap Fund will sell any such securities in an orderly manner to obtain optimal value for the securities.

The Strategic Growth Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management, provided that the Fund may invest all its assets in a diversified open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities ) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     With respect to fundamental investment policy (7), the Fund does not intend to loan its portfolio securities during the coming year.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Directors of the Company or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment Advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% (10% for the Balanced and Equity Value Funds), of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each of the Balanced, Diversified Equity Income, Equity Index, Equity Value, Growth, Small Cap and Strategic Growth Funds may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of each Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     The International Equity Fund does not invest in the following types of derivatives that generally are considered to be potentially volatile: capped floaters, leveraged floaters, range floaters, dual index floaters or inverse floaters. Additionally, the Fund will not invest in securities whose interest rate reset provisions materially lag short-term interest rates, such as Cost of Funds Index Floaters or other derivative instruments the Fund considers to have the potential for excessive volatility.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities (Lower Rated Securities)
     -----------------------------------------------

     The Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares.

     While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

     The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known.
Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated but determined by the Advisor to be of comparable quality.

     Corporate Reorganizations
     -------------------------

     The Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

     Derivatives
     -----------

     The Equity Index Fund may invest in derivative securities. Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

     Wells Fargo Bank and Barclays Global Fund Advisors ("BGFA") use a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

     The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Emerging Market Securities
     --------------------------

     The Diversified Equity Income, Growth, Small Cap and Strategic Growth Funds each may invest up to 15% (25% for the International Equity Fund) of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank); and (iii) countries listed in World Bank publications as developing. The Advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value o securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     The Equity Index Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     Foreign Currency Futures Contracts
     ----------------------------------

     The International Equity Fund may invest in foreign currency futures contracts.

     In General. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

     While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

     Purchase and Sale of Currency Futures Contracts. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

     A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

     In connection with transactions in foreign currency futures, the Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

     Risk Factors Associated with Futures Transactions. The effective use of futures strategies depends on, among other things, the Fund's ability to terminate futures positions at times when Wells Fargo Bank deems it desirable to do so. Although the Fund will not enter into a futures position unless Wells Fargo Bank believes that a liquid secondary market exists for such future, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

     Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

     The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of Wells Fargo Bank to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

     In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the Fund's futures transactions.

     Risk of Imperfect Correlation. The Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

     Under certain extreme market conditions, it is possible that the Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

     The Fund will purchase or sell futures contracts only if, in Wells Fargo Bank's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that Wells Fargo Bank's judgment will be accurate.

     Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities, or the relevant portion thereof.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Trading and Position Limits. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Wells Fargo Bank does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's investments.

     Regulations on the Use of Futures Contracts. Regulations of the CFTC require that the Fund enter into transactions in futures contracts for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by the Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, the Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

     When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

     The Fund's ability to engage in the hedging transactions described herein may be limited by the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.

     Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives.

     Foreign Currency Transactions
     -----------------------------

     Equity Value and Balanced Funds. The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Because the Balanced and Equity Value Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     Equity Index Fund. If the Fund enters into a foreign currency transaction or forward contract, the Fund deposits, if required by applicable regulations, in a segregated account of the Fund an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, the Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices.
Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows the Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     International Equity Fund. The Fund's investments in foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies, the Fund may engage in foreign currency transactions on a spot (i.e., cash) basis and may purchase or sell forward foreign currency exchange contracts ("forward contracts"). The Fund may also purchase and sell foreign currency futures contracts (see "Purchase and Sale of Currency Futures Contracts"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

     Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and is traded at a net price without commission. The Fund will direct its custodian, to the extent required by applicable regulations, to segregate high grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when Wells Fargo Bank believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when Wells Fargo Bank believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

     The Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Wells Fargo Bank believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

     Foreign currency hedging transactions are an attempt to protect the Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

     The Fund's custodian will, to the extent required by applicable regulations, segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     Foreign Fixed Income Securities
     -------------------------------

     The International Equity Fund may invest in foreign fixed income securities, including:

     Foreign Private Debt. The Fund may invest in fixed income securities of private issuers, provided that they are rated, at the time of investment, within the top four rating categories by an NRSRO or determined to be of equivalent quality by Wells Fargo Bank. Fixed income securities in which the Fund may invest include, without limitation, corporate bonds, notes, debentures and other similar corporate debt securities, including convertible securities. In addition, such securities may or may not have warrants attached. For a discussion of the risks associated with investing in foreign securities, see "Risk Factors" in the Prospectus.

     Foreign Sovereign Debt. The Fund may invest in debt securities or obligations of foreign governments and their political subdivisions or agencies ("Sovereign Debt") provided that they are rated, at the time of investment, within the top four rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO") or determined to be of equivalent quality by Wells Fargo Bank. Investments in Sovereign Debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

     Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Wells Fargo Bank manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Brady Bonds. The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Foreign Obligations and Securities
     ----------------------------------

     The foreign securities in which the International Equity Fund may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars.

     The Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund, except the International Equity Fund, may not invest 25% or more of its assets in foreign obligations.

     For temporary defensive purposes, the International Equity Fund may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     From time to time, investments in other investment companies may be the most effective available means by which the International Equity Fund may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the Fund would continue to pay its own management fees and other expenses. The Fund may invest in these investment funds and in registered investment companies subject to the provisions of the Investment Company Act of 1940 ("1940 Act"). Such investment funds or investment companies may be "passive foreign investment companies" (as described in "Federal Income Taxes" in this SAI) and may result in special federal income tax consequences.

     Investment income on certain foreign securities in which the International Equity Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Futures Contracts
     -----------------

     The Equity Index Fund may engage in futures transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     The Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

     The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash, U.S. Government obligations or other high-quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.

     Initially, when purchasing or selling futures contracts the Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e. seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The Fund may enter into futures contracts and may purchase and write options thereon. Upon the exercise, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the Fund.

     Hedging and Related Strategies
     ------------------------------

     The International Equity Fund may attempt to protect the U.S. dollar equivalent value of one or more of its investments (hedge) by purchasing and selling foreign currency futures contracts and by purchasing and selling currencies on a spot (i.e., cash) or forward basis. Foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, the Fund may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Wells Fargo Bank anticipates there will be a correlation between the two and may use forward currency contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

     Wells Fargo Bank might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Wells Fargo incorrectly forecasts exchange rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment Advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the

United States; and (iv) in the opinion of Wells Fargo Bank, as investment Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Balanced and Equity Value Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the respective Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Diversified Equity Income, Equity Index, Growth, International Equity, Small Cap and Strategic Growth Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of the respective Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Mortgage-Related Securities
     ---------------------------

     The Balanced and Diversified Equity Income Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the Advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

     Options Trading
     ---------------

     The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     Call and Put Options on Specific Securities. The Equity Value and Small Cap Funds may invest in call and put options on a specific security. The Strategic Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities). Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period.
Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

     The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of the assets of the Balanced or Equity Value Funds or 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Funds may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     The Small Cap and Strategic Growth Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     The Small Cap and Strategic Growth Funds may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Stock Index Options. The Funds may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets, 15% of the value of net assets for the Equity Index Fund. The Equity Index Fund may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

     When the Equity Index Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, a Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

     The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position.
The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

     Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

     The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Equity Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     Interest-Rate and Index Swaps. The Equity Index Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Fund These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive. The Fund may invest up to 10% of its respective net assets in interest-rate and index swaps.

     Future Developments. The Equity Index Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Other Asset-Backed Securities
     -----------------------------

     The Balanced, Diversified Equity Income, Equity Value and Growth Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment Advisory and administration fees, that would be in addition to those charged by the Funds.

     Pass-Through Obligations
     ------------------------

     The Equity Index Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities").

Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment Advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment Advisor, under guidelines approved by Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Balanced and Equity Value Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     Investing in the securities of issuers in any foreign country, including ADRs, EDRs, and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The Advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's Advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the Advisor's intent in using the derivatives.

     The Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                    Principal Occupations
Name, Age and Address                   Position                    During Past 5 Years
------------------------                --------                    -------------------

Jack S. Euphrat, 77                     Director                    Private Investor.
415 Walsh Road
Atherton, CA  94027.


*R. Greg Feltus, 47                     Director,                   Senior Vice President of Stephens Inc.;
                                        Chairman and                Manager of Financial Services Group; President
                                        President                   of Stephens Insurance Services Inc.; Senior
                                                                    Vice President of Stephens Sports Management
                                                                    Inc.; and President of Investor Brokerage
                                                                    Insurance Inc.

Thomas S. Goho, 56                      Director                    Business Associate Professor, Wake Forest
321 Beechcliff Court                                                University, Calloway School of Business and
Winston-Salem, NC  27104                                            Accountancy since 1994; previously Associate
                                                                    Professor of Finance.

Peter G. Gordon, 56                     Director                    Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                            Water Company and President of Crystal Geyser
55 Francisco Street, Suite 41                                       Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 59                    Director                    President of Westchester Community College
75 Grasslands Road                                                  since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                                 University Teachers College since 1976.

*W. Rodney Hughes, 72                   Director                    Private Investor.
31 Dellwood Court
San Rafael, CA  94901


*J. Tucker Morse, 54                    Director                    Private Investor/Real Estate Developer;
Four Beaufain Street                                                Chairman of Vault Holdings, LLC.
Charleston, SC  29401

Richard H. Blank, Jr., 42               Chief Operating             Vice President of Stephens Inc.; Director of
                                        Officer,                    Stephens Sports Management Inc.; and Director
                                        Secretary and               of Capo Inc.
                                        Treasurer

                               Compensation Table
                                   Year Ended
                                   ----------
                               September 30, 1998
                               ------------------

                                                                                     Total Compensation
                                          Aggregate Compensation                     from Registrant and
Name and Position                            from Registrant                       Wells Fargo Fund Complex
-----------------                            ---------------                       ------------------------
                                                 $26,500
Jack S. Euphrat                                                                         $35,000
Director
R. Greg Feltus                                   $  0                                   $  0
Director
Thomas S. Goho                                   $26,500                                $35,000
Director
Peter G. Gordon                                  $25,750                                $33,250
Director
Joseph N. Hankin                                 $26,500                                $35,000
Director
W. Rodney Hughes                                 $25,750                                $33,250
Director
Robert M. Joses                                  $   750                                $ 1,750
Director
J. Tucker Morse                                  $25,750                                $33,250
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated below and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express

Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Company.

     Investment Advisor.  Wells Fargo Bank provides investment Advisory services
     ------------------
to the Funds. As investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its Advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                              Annual Rate
                 Fund                                 (as percentage of net assets)
                 ----                                 -----------------------------
                 Balanced                                       0.60%
                 Diversified Equity Income                      0.50%
                 Equity Index                                   0.25%
                 Equity Value                                   0.50%
                 Growth                                         0.50% up to $250 million
                                                                0.40% next $250 million
                                                                0.30% over $500 million
                 International Equity                           1.00%
                 Small Cap                                      0.60%
                 Strategic Growth                               0.50%

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following Advisory fees and Wells Fargo Bank waived the indicated amounts:


                               Six-Month                                                 Six-Month
                              Period Ended                  Year-Ended                  Period Ended
                                9/30/98                       3/31/98                     9/30/97
                             -------------                  ----------                  ----------

Fund                     Fees Paid   Fees Waived    Fees Paid     Fees Waived    Fees Paid    Fees Waived
----------------------   ---------   -----------   -----------    -----------    ----------   -----------
Balanced                  $252,740      $ 19,370    $  326,287     $  232,442    $  261,078       $30,456
Diversified Equity
 Income                   $676,905      $      0    $1,048,267     $  150,357    $  443,468       $     0
Equity Index              $572,998      $158,503    $1,638,127     $  288,393    $  933,498       $     0
Equity Value              $843,996      $      0    $1,286,783     $   95,512    $  557,096       $     0
Growth                    $969,698      $      0    $1,753,825     $   44,284    $  782,529       $     0
International Equity      $238,297      $ 83,843    $  145,743*    $  111,696*      N/A           N/A
Small Cap                 $288,703      $ 10,004    $169,949**     $  227,120**  $   89,707**     $   0**
Strategic Growth***       $724,409      $      0    $853,705**     $      0**    $  733,756**     $   0**

____________________
* These amounts indicate fees paid from September 24, 1997, the Fund's commencement date, until March 31, 1998.
** These amounts reflect fees allocated from the Master Portfolios for the Small Cap and Strategic Growth Funds.
*** Indicates fees paid by, or on behalf of, the Fund for the year ended December 31, 1997.


     Balanced and Equity Value Funds.  On January 12, 1995, San Diego Financial
     -------------------------------
Management, Inc. merged into First Interstate Investment Services, Inc., which has since changed its name to First Interstate Capital Management, Inc. ("FICM").

     The Pacifica Balanced and Equity Value Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor FICM served as Advisor to the Pacifica Balanced and Equity Value Funds. As of September 6, 1996, Wells Fargo Bank became the Advisor to the Company's Balanced and Equity Value Funds.

     For the period begun October 1, 1995 and ended September 5, 1996, the Pacifica predecessor portfolios paid to FICM/WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the Advisory fees indicated below and the indicated amounts were waived:


                                                Year Ended
                                                  9/30/96
                                                ----------

           Fund                        Fees Paid          Fees Waived
           ----                        ---------          -----------
        Balanced                       $  750,323           $4,608
        Equity Value                   $1,378,145           $    0


     For the period indicated below, the prior Advisor was entitled to receive Advisory fees from the Pacifica Balanced and Equity Value Funds at the same annual rates as those currently in effect. For such fiscal year, the prior Advisor was entitled to receive the Advisory fees indicated below and the indicated amounts were waived:

                                                Year Ended
                                                  9/30/95
                                                 ---------
           Fund                        Fees Paid          Fees Waived
           ----                        ---------          -----------
        Balanced                        $579,850               $0
        Equity Value                    $992,870               $0


     Diversified Equity Income and Growth Funds.  For the periods indicated
     ------------------------------------------
below, the Funds paid to Wells Fargo Bank the following Advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                 Nine-Month
                                                Period Ended                     Year Ended
                                                   9/30/96                        12/31/95
                                                   --------                       --------

                                            Fees            Fees           Fees              Fees
              Fund                          Paid            Waived         Paid             Waived
              ----                          ----            ------         ----             ------
     Diversified Equity Income            $415,025             $0        $312,512              $0
     Growth                               $799,899             $0        $754,149              $0

     Equity Index Fund.  Prior to April 29, 1996, the Equity Index Fund invested
     -----------------
directly in a portfolio of securities and Wells Fargo Bank provided investment Advisory services directly to the Fund. On April 29, 1996 the Fund was converted to a "master/feeder structure" and began to invest all of its assets in a corresponding Master Portfolio, which had an identical investment objective, of Master Investment Trust, another open-end management investment company. The Master Portfolio was advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive a monthly fee equal to an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. The Fund operated as part of the master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

     For the periods indicated below, the Fund paid to Wells Fargo Bank the Advisory fees indicated, without waivers. For the period between April 29, 1996 and December 15, 1997, these amounts represent Advisory fees paid by the Master Portfolio on behalf of the Fund.

            Nine-Month
           Period Ended                         Year Ended
              9/30/96                            12/31/95
              -------                            ----------
            $1,249,048                           $1,398,439

     Growth Fund.  For the periods indicated below, the Fund paid to Wells Fargo
     -----------
Bank the following Advisory fees, without waiver:


            Nine-Month
           Period Ended                          Year Ended
              9/30/96                              12/31/95
              -------                             ---------
             $799,899                             $ 754,149

     Small Cap Fund.  Prior to September 16, 1996, Wells Fargo provided Advisory
     --------------
services to the Collective Investment Fund, the predecessor to the Small Cap Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its net assets for "Audit Expenses." There were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.

     Prior to December 12, 1997, the Small Cap Fund did not engage an investment Advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The Small Cap Fund invested in the Small Cap Master Portfolio. The terms of the Master Portfolio's Advisory contract were identical in all material respects to the terms of the Fund's existing Advisory contract.

     For the period begun September 16, 1996 (the Small Cap Fund's commencement of operations) and ended September 30, 1996, the Small Cap Master Portfolio paid to Wells Fargo Bank $6,129 in Advisory fees on behalf of the Small Cap Fund. No fees were waived.

     Strategic Growth Fund.  Immediately prior to the Consolidation, the
     ---------------------
Strategic Growth Fund did not engage an investment Advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The terms of the Master Portfolio's Advisory contract were identical in all material respects to the terms of the Fund's existing Advisory contract. For the period from inception (January 20, 1993) to February 20, 1996, the predecessor portfolio operated on a stand-alone basis, did not participate in a master/feeder structure and retained the services of Wells Fargo Bank as investment Advisor for the Fund.

     As discussed herein under "Historical Fund Information," on December 12, 1997, the Overland Strategic Growth Fund was reorganized with and into the Fund. For financial reporting purposes the Overland Fund is considered the accounting survivor of the reorganization and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of Advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund.

     For the year ended December 31, 1995, the predecessor portfolio incurred $302,821 in Advisory fees payable to Wells Fargo Bank. For the period beginning January 1, 1996 and ended February 20, 1996, the predecessor portfolio incurred $59,742 in Advisory fees payable to Wells Fargo Bank. For the period begun February 20, 1996 and ended December 31, 1996, the Master

Portfolio incurred $674,014 in Advisory fees payable to Wells Fargo Bank on behalf of the Fund. Wells Fargo Bank did not waive Advisory fees in 1995 and 1996.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisors.  Wells Fargo Bank has engaged Wells Capital
     -----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund except the Equity Index Fund, the sub-Advisory arrangements for which are described below. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-Advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.25% of the first $200 million of the Funds' average daily net assets, 0.20% of the next $200 million of the Funds' net assets, and 0.15% of net assets over $400 million. WCM receives a minimum annual sub-Advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the Advisory fee paid by each Fund to Wells Fargo Bank. This minimum annual fee payable to WCM does not increase the Advisory fee paid by each Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Funds. If the sub-Advisory fee is paid directly by a Fund, the compensation paid to Wells Fargo Bank for Advisory fees will be reduced accordingly.

     Wells Fargo Bank has engaged Barclays Global Fund Advisors ("BGFA") to serve as Investment Sub-Advisor to the Equity Index Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Fund's assets. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund, and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-Advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.02% of the first $500 million of the Fund's average daily net assets and 0.01% of net assets over $500 million. This fee may be paid by Wells Fargo Bank or directly by the Fund. If the sub-Advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for Advisory fees will be reduced accordingly. The predecessor Master Portfolio was also sub-advised by BGFA, and from October 30, 1997 to December 12, 1997, was entitled to receive the fee described above. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.08% of the Master Portfolio's average daily net assets plus an annual payment of $40,000.

     BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Prior to January 1, 1996, WFNIA served as sub-Advisor to the Fund and the predecessor portfolio under substantially similar terms to the 0.08%/$40,000 annual payment arrangement described above.

     For the periods indicated below, Wells Fargo paid the following sub-Advisory fees to WFNIA/BGFA, without waiver:

          Six-Month                                  Six-Month             Nine-Month
        Period Ended            Year Ended           Period Ended          Period Ended         Year Ended
           9/30/98               3/31/98               3/31/97               9/30/96             12/31/95
           -------               -------              --------               -------             --------
          $107,471              $277,211              $182,725              $242,005            $269,787

     Portfolio Managers.
     ------------------

     Ms. Kelli Hill, as portfolio manager, has been responsible for the day-to-day management of the Growth Fund since February 1, 1997. Ms. Hill is the lead portfolio manager for the core growth equity team. She joined Wells Fargo Bank/Wells Capital Management, Inc. ("WCM") in 1987. She manages institutional equity portfolios, including a publicly traded mutual fund, and conducts fundamental security analysis for the team. In her research capacity, she specializes in the capital goods and technology sectors. Previously, Ms. Hill managed individual portfolios for high net-worth clients. Her 13 years of investment experience includes 10 years with WCM. Ms. Hill began her career as an institutional trader at E.F. Hutton. She holds a B.A. in Economics and International Relations from the University of Southern California and is a currently a Chartered Financial Analyst Level II candidate. Ms. Hill is also the Treasurer for the San Francisco Ballet Association Encore!, and a board member for Las Casa de les Madres, the largest women's shelter in the San Francisco area.

     Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolios of the Balanced, Equity Value and Diversified Equity Income Funds since February 1, 1997. Mr. Wardlaw joined Wells Fargo Bank/WCM in 1986 and has over ten years of investment management experience.
Mr. Wardlaw leads the value equity investment team, managing portfolios and directing the research effort. In his research capacity, he focuses on basic industries, transportation, consumer cyclicals and utility sectors. Mr. Wardlaw earned an M.B.A. with honors in Finance from the University of Oregon and a B.A. in Chemistry from Northwest Nazarene College. He is a Chartered Financial Analyst, and a member of the Portland Society of Financial Analysts, Association for Investment Management and Research (AIMR) and the American Association of Individual Investors.

     Mr. Scott Smith assumed responsibility as a portfolio co-manager for the day-to-day management of the Balanced Fund on February 1, 1998. Mr. Smith is also responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund and the Intermediate Bond Fund. Mr. Smith manages taxable fixed income portfolios as a member of the core-plus team. His emphasis is on the corporate and mortgage-backed sectors. Previously he was a short duration fixed income specialist and trust administrator. Prior to joining Wells Fargo

Bank/WCM in 1987, Mr. Smith directed wholesale marketing efforts for proprietary equity mutual funds at Hanseatic Group-Investment Management and foreign currency hedging services. He has 11 years experience in the investment management industry. Mr. Smith received his B.A. in International Relations/Business from the University of San Diego. Additionally Mr. Smith spent 6 months studying international business at Oxford St. Clare's University in Oxford, England. He is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research (AIMR) and the Security Analysts of San Francisco.

     Mr. Allen Wisniewski has been responsible, as co-manager, for the day-to-day management of the portfolio of the Diversified Equity Income Fund since November 1992, and for the day-to-day management of the portfolio of the Equity Value Fund since September 1996. Mr. Wisniewski is portfolio manager for the value equity team and research analyst focusing on the higher yield segment of the value strategy. Mr. Wisniewski joined Wells Fargo Bank in 1987 with the acquisition of Bank of America's consumer trust services, where he had been a portfolio manager. He has 18 years of investment management. Mr. Wisniewski received his M.B.A. and B.A. in from the University of California at Los Angeles. He is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research (AIMR) and the Los Angeles Society of Financial Analysts.

     Mr. Kenneth Lee has been responsible as portfolio co-manager of the Small Cap Fund since June 18, 1997. Mr. Lee is responsible for portfolio management and fundamental security analysis on the small and mid cap growth equity team. Mr. Lee has been with Wells Fargo Bank/WCM since 1993, and prior to his current position, he worked as an associate in the high-net-worth portfolio management group. He has 7 years of investment management experience, including 5 years at Wells Fargo Bank. Mr. Lee holds a B.A. in Economics and a B.A. in Organizational Studies from the University of California at Davis and is currently a Chartered Financial Analyst Level III candidate.

     Mr. F. Chris Greene joined Wells Fargo Bank/WCM on April 1, 1997, to work as portfolio co-manager of the Strategic Growth Fund. Mr. Greene is also responsible for fundamental security analysis on the small and mid cap growth equity team. Mr. Greene specializes in the broadly defined services sector as well as multiple technology industries. Prior to joining the firm in 1997, he previously worked as an analyst in the corporate finance department of Hambrecht & Quist, an investment banking firm specializing in emerging growth companies. Mr. Greene also worked as a research analyst for GB Capital Management from 1992 to 1993, both investment management firms focused on equity and fixed-income securities. He has 7 years of investment management experience. Mr. Greene received a B.A. in Economics from Claremont McKenna College and is currently a Chartered Financial Analyst Level II candidate.

     Gregg A. Giboney, CFA. Mr. Giboney manages portfolios and provides security analysis as a member of the value equity team. In his research capacity, he focuses primarily on financial stocks. He has been with the firm for 13 years and has held various investment positions including fixed-income trading, derivatives managment, equity analysis, stable value asset management, and portfolio manager for personal, institutional and trust accounts. Mr. Giboney holds an MBA from the University of Portland and a BA from Washington State University. He is a Chartered Financial Analyst and a board member and past President of the Portland Society of Financial Analysts. In addition, he is a grader for the CFA examinations and is a member of the Association for Investment Management and Research. (AIMR).

     Ms. Katherine Schapiro has been portfolio manager of the International Equity Fund since it commenced operations in September 1997. She also leads the international equity team, managing international equity funds and portfolios for institutional clients. She joined Wells Fargo Bank/WCM as a portfolio manager in 1992. Ms. Schapiro's 17 years of investment experience include fund management at Newport Pacific Management, an international investment advisory firm. She began her career at Western Asset Management in 1981 and later joined Harris Bretall Sullivan & Smith. Between 1985 and 1989, Ms. Schapiro managed equity funds for Thornton Management Ltd. in both San Francisco and London, and then for Tyndall International Management in London. Ms. Schapiro is a graduate of Stanford University, a Chartered Financial Analyst, a member of the Association for Investment Management and Research (AIMR), and currently serves as President of the Security Analysts of San Francisco.

     Ms. Stacey Ho joined Wells Fargo Bank/WCM in September 1997 to work as portfolio co-manager of the International Equity Fund. She also manages international equity portfolios for institutional accounts. From 1995 until joining WCM, she was a key portfolio manager for Clemente Capital Management, an international investment advisory firm based in New York. Ms. Ho began her investment career in 1989 with Edison International, where she managed Japanese and U.S. equity portfolios. She holds an M.B.A. from the University of California at Los Angeles, a M.S. in Environmental Engineering from Stanford University, and B.S. in Civil Engineering. Ms. Ho is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research
(AIMR) and the Security Analysts of San Francisco.

     Mr. Thomas M. Zeifang has been responsible as portfolio co-manager of the Small Cap Fund and the Strategic Growth Fund since February 1999. He is also responsible for fundamental security analysis on the small and mid cap growth equity team. Prior to joining the firm in 1995, he spent 3 years as an analyst at Fleet Investment Advisors and 3 years as an assistant portfolio manager at Marine Midland Bank. Mr. Zeifang holds an MBA in Finance and Business Policy from the William E. Simon School of Business Administration and a BBA in Finance from Saint Bonaventure University. Mr. Zeifang is a Chartered Financial Analyst and a member of the Association for Investment Management and Research (AIMR).

     Administrator. The Company has retained Wells Fargo Bank as Administrator
     -------------
on behalf of each Fund. Under the Administration Agreement Wells Fargo
Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Wells Fargo Bank pays the compensation of the Company's Directors. The Administrator is entitled to receive a monthly fee of 0.15% of the average daily net assets of each Fund. Prior to March 25, 1999, Wells Fargo Bank and Stephens Inc. served as Administrator and C0-Administrator, respectively. For providing these services, Wells Fargo Bank received 0.03% and Stephens received 0.04% of the average daily net assets of each Fund. Prior to February 1, 1998, Wells Fargo Bank and Stephens received a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:



                                                            Six-Month
                                                           Period Ended
                                                             9/30/98
                                                             -------
   Fund                               Paid             Waived         Wells Fargo       Stephens
   ----                               ----             ------         -----------       --------

Balanced                              $ 28,949         $ 2,797        $12,448           $ 16,501
Diversified Equity Income             $ 94,567         $   199        $40,664           $ 53,903
Equity Index                          $203,041         $ 1,779        $88,073           $116,747
Equity Value                          $118,003         $   157        $50,741           $ 67,262
Growth                                $145,471         $ 2,291        $62,553           $ 82,918
International Equity                  $ 19,247         $12,541        $ 8,276           $ 10,971
Small Cap                             $ 22,244         $12,605        $ 9,565           $ 12,679
Strategic Growth                      $ 94,461         $ 5,065        $42,768           $ 56,693

                                                                 Year-Ended
                                                                   3/31/98
                                                                   -------

   Fund                                   Total                Wells Fargo              Stephens
   ----                                   -----                -----------              --------
Balanced                                  $ 57,317               $ 38,402               $ 18,915
Diversified Equity Income                 $148,167               $ 99,272               $ 48,895
Equity Index                              $306,855               $205,593               $101,262
Equity Value                              $170,979               $114,556               $ 56,423
Growth                                    $238,706               $159,933               $ 78,773
International Equity*                     $ 22,395               $ 15,005               $  7,390
Small Cap                                 $ 41,139               $ 27,563               $ 13,576
Strategic Growth**                        $162,175               $129,740               $ 32,435

_______________
* These amounts reflect fees paid from September 24, 1997, the Fund's commencement date, until March 31, 1998.
** Indicate fees paid by, or on behalf of, the Fund for the year ended December 31, 1997.

                                                                 Six-Month
                                                               Period Ended
                                                                  3/31/97
                                                                  -------
   Fund                                   Total                Wells Fargo              Stephens
   ----                                   -----                -----------              --------

Balanced                                  $ 25,743               $ 5,149                $ 20,594
Diversified Equity Income                 $ 36,085               $ 7,217                $ 28,868
Equity Index                              $ 80,775               $16,155                $ 64,620
Equity Value                              $ 59,479               $11,896                $ 47,583
Growth                                    $ 64,992               $12,998                $ 51,994
Small Cap                                 $  8,027               $ 1,605                $  6,422
Strategic Growth**                        $211,420*                N/A*                 $211,420*

_______________
* These amounts reflect fees allocated from the Master Portfolios for the Small Cap and Strategic Growth Funds.
** Indicates fees paid by, or on behalf of, the Fund for the year ended December 31, 1997.

     Balanced and Equity Value Funds.  The Pacifica Balanced and Equity Value
     -------------------------------
Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica Balanced and Equity predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors portfolios.

     From September 6, 1996 to February 1, 1997, Stephens served as the Funds' sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The following table reflects administration fees paid by the Funds to Stephens for the period begun September 6, 1996 and ended September 30, 1996. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios for periods prior to September 6, 1996.

                        Year Ended                  Year Ended
                          9/30/96*                   9/30/95
                        ----------                  ----------
                           Fees                 Fees               Fees
  Fund                     Paid                 Paid              Waived
  ----                     ----                 ----              ------
Balanced                $130,709              $193,283            $19,328
Equity Value            $240,273              $330,957            $33,096

____________________
* The amounts for the year ended September 30, 1996 reflect fees after waivers.

     Diversified Equity Income, Growth and Small Cap Funds.  For the periods
     -----------------------------------------------------
indicated below, the Funds paid the following dollar amounts of administration fees to Stephens who, as sole Administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Diversified Equity Income Fund's average daily net assets and 0.05% of the Growth, Equity Index and Small Cap Funds' average daily net assets:

                                  Nine-Month
                                  Period Ended           Year Ended
                                   9/30/96               12/31/95
                                   -------               --------

Diversified Equity Income          $24,902               $  18,751
Equity Index                       $79,533               $  92,555
Growth                             $51,193               $  45,249
Small Cap*                         $   492*                  N/A

____________________
* The fees are for the period begun September 16, 1996 and ended September 30, 1996.

     Strategic Growth Fund.  Prior to February 1, 1997, Stephens served as sole
     ---------------------
Administrator to the predecessor portfolio. Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the predecessor portfolio's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million.

     For the period indicated below, the predecessor portfolio paid the following dollar amounts of administration fees to Stephens:

                                  Year Ended
                                   12/31/95
                                   --------
                                    $91,128

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its retail class shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans and pursuant to the related Distribution Agreement, the indicated Funds pay Stephens the amounts listed below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class.

               Fund                                 Fee
               ----                                 ---
             Balanced
               Class A                             0.10%
               Class B                             0.75%

             Diversified Equity Income
               Class B                             0.70%

             Equity Index
               Class B                             0.75%

             Equity Value
               Class A                             0.10%
               Class B                             0.75%
               Class C*                            0.75%

             Growth
               Class B                             0.70%

             International Equity
               Class A                             0.10%
               Class B                             0.75%
               Class C*                            0.75%

             Small Cap
               Class A                             0.10%
               Class B                             0.75%
               Class C*                            0.75%

             Strategic Growth
               Class A                             0.10%
               Class B                             0.75%
               Class C*                            0.75%

------------------
*    This class of shares commenced operations on April 1, 1998.

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the Diversified Equity Income, Equity Index and Growth Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for reimbursement of actual expenses.

     The Equity Index Fund currently does not have a distribution plan in place for Class A shares. Class A shareholders do not pay any fees for distribution services. Prior to October 30, 1997, the Fund had a distribution Plan on behalf of its Class A shares. Under the Plan for the Fund's Class A shares and pursuant to the related Distribution Agreement, the Fund may have defrayed all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the Fund's average daily net assets. The Plan for the Fund provided only for reimbursement of actual expenses.

     For the fiscal year ended September 30, 1998, the Fund's Distributor received the following fees for distribution-related services, as set forth below, under each Funds Plan:

                                                           Printing &
                                                            Mailing           Marketing         Compensation
              Fund                      Total              Prospectus         Brochures        to Underwriters
              ----                      -----              ----------         ---------        ----------------

Balanced
   Class A                              $0                  $0                  $0                $0
   Class B                              $38,301             N/A                 N/A               N/A

Diversified Equity Income
   Class A                              $32,577            $21,149              $21,428           N/A
   Class B                              $125,371           N/A                  N/A               $125,371

Equity Index
   Class A                              $34,572            $1,666               $32,906           N/A
   Class B                              $5,112             N/A                  N/A               $5,112

Equity Value
   Class A                              $0                 N/A                  N/A               N/A
   Class B                              $322,445           N/A                  N/A               $322,445
   Class C*                             $3,495             N/A                  N/A               $3,495

Growth
   Class A                              $67,925           $15,967               $51,958           N/A
   Class B                              $106,517          N/A                   N/A               $106,517

                                                           Printing &
                                                            Mailing           Marketing         Compensation
              Fund                      Total              Prospectus         Brochures        to Underwriters
              ----                      -----              ----------         ---------        ----------------
International Equity
   Class A                              $0                   $0                 $0                 N/A
   Class B                              $289,064             N/A                N/A               $289,064
   Class C*                             $0                   $0                 $0                N/A
Small Cap
   Class A                              $0                   N/A                N/A               N/A
   Class B                              $60,602              N/A                N/A               $60,602
   Class C*                             $3,981               N/A                N/A               $3,981

Strategic Growth
   Class A                              $35,251              $23,549            $11,802           N/A
   Class B                              $53,973              N/A                N/A               $53,973
   Class C*                             $80,791              N/A                N/A               $80,791

____________________
*    This class of shares commenced operations on April 1, 1998.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent.  The Funds have approved Servicing Plans and
     ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, for both Class A and Class B shares. The Equity Value, International Equity, Small Cap and Strategic Growth Funds also have entered into Shareholder Servicing Agreements for Class C shares. The Balanced, Equity Value and Growth Funds have approved Servicing Plans and have entered into related Shareholder Servicing Agreements, on behalf of the Institutional Class Shares, with financial institutions, including Wells Fargo Bank. The Small Cap Fund has approved a Shareholder Servicing Agreement with Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund based on the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plans and Agreements are shown below. The Servicing Plans and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

               Fund                                 Fee
               ----                                 ---

             Balanced
               Class A                             0.25%
               Class B                             0.25%

             Diversified Equity Income
               Class A                             0.30%
               Class B                             0.30%

             Equity Index
               Class A                             0.25%
               Class B                             0.25%

             Equity Value
               Class A                             0.25%
               Class B                             0.25%
               Class C                             0.25%

               Fund                                 Fee
               ----                                 ---

             Growth
               Class A                             0.30%
               Class B                             0.30%

             International Equity
               Class A                             0.25%
               Class B                             0.25%
               Class C                             0.25%

             Small Cap
               Class A                             0.25%
               Class B                             0.25%
               Class C                             0.25%

             Strategic Growth
               Class A                             0.25%
               Class B                             0.25%
               Class C                             0.25%

     For the periods indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:



                                   Six-Month                             Six-Month
                                  Period Ended      Year-Ended          Period Ended
   Fund                             9/30/98           3/31/98             3/31/97
   ----                           ------------      ----------          ------------

Balanced
   Class A                        $ 42,001          $   85,517          $ 41,580
   Class B                        $ 12,963          $   10,072          $     79

Diversified Equity Income
   Class A                        $302,553          $  560,061          $227,203
   Class B                        $103,590          $  158,898          $ 38,878

Equity Index
   Class A                        $716,821          $1,412,406          $606,930
   Class B                        $ 14,681          $      493              N/A

Equity Value
   Class A                        $ 24,608          $   87,889          $ 24,608
   Class B                        $    736          $   71,959          $    736
   Class C                        $      0                N/A               N/A

Growth
   Class A                        $527,638          $  981,942          $426,074


                                   Six-Month                             Six-Month
                                  Period Ended      Year-Ended          Period Ended
   Fund                             9/30/98           3/31/98             3/31/97
   ----                           ------------      ----------          ------------

   Class B                        $ 80,603          $  116,604          $  27,329

International Equity
   Class A                        $ 35,626          $   28,018               N/A
   Class B                        $ 43,626          $   35,247               N/A
   Class C                        $    218                N/A                N/A

Small Cap
   Class A                        $ 18,081          $   21,635          $       0
   Class B                        $ 19,519          $   18,547          $       0
   Class C                        $      0          $    1,627

Strategic Growth*
   Class A                        $260,072          $   15,403               N/A
   Class B                        $ 46,883          $    2,610               N/A
   Class C                        $ 55,249          $  115,868               N/A

__________________
*  Indicates fees paid by the Fund for the year ended December 31, 1997.

     For the periods indicated below, the dollar amount of shareholder servicing fees paid by the Funds on behalf of the Institutional Class shares to Wells Fargo Bank or its affiliates were as follows:


                                   Six-Month                             Six-Month
                                  Period Ended      Year-Ended          Period Ended
   Fund                             9/30/98           3/31/98             3/31/97
   ----                           ------------      ----------          ------------

Balanced                          $ 58,415          $137,171            $ 79,847
Equity Value                      $257,649          $531,300            $253,204
Growth                            $ 20,855          $ 52,112            $ 24,728
Small Cap                         $ 14,355          $123,628            $      0

     Balanced and Equity Value Funds.  For the period begun October 1, 1995 and
     -------------------------------
ended September 5, 1996, and under similar service agreements for the Pacifica Balanced and Equity Value Funds, payments were made to First Intestate Bancorp. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees, after waivers and reimbursements, were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following dollar amounts in shareholder servicing fees for the year ended September 30, 1996:

                                                     Year Ended
                    Fund                               9/30/96
                    ----                             ----------

                  Balanced
                    Class A                            $ 76,743
                    Class B                               N/A
                    Institutional Shares               $ 11,728

                  Equity Value
                    Class A                            $ 36,350
                    Institutional Class                $ 21,181

                  Small Cap
                    Institutional Class                $  2,460

     Diversified Equity Income and Growth Funds.  The dollar amount of
     ------------------------------------------
shareholder servicing fees paid by the Diversified Equity Income, Equity Index and Growth Funds to Wells Fargo Bank or its affiliates for the period ended September 30, 1996 were as follows:

                                                   Nine-Month
                                                  Period Ended
                  Fund                               9/30/96
                  ----                               -------

         Diversified Equity Income                  $249,015
         Growth                                     $457,088
         Equity Index                               $793,396

     Growth Fund.  For the nine-month period ended September 30, 1996, the
     -----------
Growth Fund paid to Wells Fargo Bank or its affiliates, without regard to Class, $457,088 in shareholder servicing fees.

     Small Cap Fund.  The Class A and B shares of the Small Cap Fund did not pay
     --------------
any shareholder servicing fees to Wells Fargo Bank or its affiliates for the period begun September 16, 1996 and ended September 30, 1996.

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  Wells Fargo Bank acts as Custodian for each Fund, except the
     ---------
International Equity Fund, for which IBT acts as Custodian, and the Equity Index Fund, for which Barclays Global Investors, N.A. ("BGI") acts as Custodian. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000. For its services as Custodian, IBT is entitled to receive fees as follows: a net asset charge at the annual rate of 0.01% payable monthly, plus specified transaction charges. For its services as Custodian, BGI is not entitled to receive a fee so long as its subsidiary, BGFA, receives fees for sub-advisory services.

     For the periods indicated below, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank (IBT for International Equity Fund and BGI for the Equity Index Fund):

                                       Six-Month
                                     Period Ended            Year Ended
                                        9/30/98                3/31/98
     Fund                               -------                -------
     ----
Balanced                                $ 7,531                $15,551
Diversified Equity Income               $28,125                $50,571
Equity Index                            $     0                $     0
Equity Value                            $28,111                $46,169
Growth                                  $35,254                $68,468
International Equity                    $37,381                $48,209
Small Cap                               $ 7,210                $23,391
Strategic Growth                        $47,381                $49,596*

____________________
* Indicates fees paid by, or on behalf of, the Fund for the year ended December 31, 1997.

    Fund Accountant.  Wells Fargo Bank acts as Fund Accountant for the Equity
    ---------------
Index Fund. The Fund Accountant, among other things, computes net asset values on a daily basis and performance calculations on a regular basis and as requested by the Funds. For providing such services, Wells Fargo Bank is entitled to receive a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

    Transfer and Dividend Disbursing Agent.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each Fund's Class A and B shares (and Class C shares for the International Equity Fund). With respect to each applicable Fund's Institutional Class shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the average daily net assets of such class of shares for each Fund. After July 17, 1999, BFDS, Inc. will replace Wells Fargo Bank as transfer agent.

     For the periods indicated below, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:

                                       Six-Month
                                     Period Ended            Year Ended
     Fund                               9/30/98                3/31/98
     ----                               -------                -------
Balanced                                $ 44,800               $ 86,476
Diversified Equity Income               $189,533               $335,515
Equity Index                            $408,453               $695,928
Equity Value                            $153,217               $217,027
Growth                                  $288,851               $525,161
International Equity                    $ 44,503               $ 35,428
Small Cap                               $ 21,057               $ 52,733
Strategic Growth                        $202,834               $229,667*

____________________
* Indicates fees paid by, or on behalf of, the Fund for the year ended December 31, 1997.

     Balanced and Equity Value Funds.  Under the prior transfer agency agreement
     -------------------------------
for the Balanced and Equity Value Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the Pacifica predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     Diversified Equity Income, Equity Index and Growth Funds.  Under the prior
     --------------------------------------------------------
transfer agency agreement for the Diversified Equity Income, Equity Index and Growth Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of a Fund were under $20 million. For as long as each Fund's assets remained under $20 million, a Fund was not charged for any transfer agency fees.

     Growth Fund.  Under the prior transfer agency agreement for the Growth
     -----------
Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     Small Cap Fund.  Under the prior transfer agency agreement for the Small
     --------------
Cap Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets of each class of the Fund, as well as reimbursement for all reasonable out-of-pocket expenses.

     Strategic Growth Fund.  Under the prior transfer agency agreement for the
     ---------------------
Strategic Growth Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for reasonable out-of-pocket expenses.

     Underwriting Commissions.  For the six-month period ended September 30,
     ------------------------
1998, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemption of the Company's shares was $799,856. Stephens retained $90,039 of such commissions. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives retained $587,294 and $122,523, respectively, of such commissions.

     Front-end sales loads and contingent-deferred sales charges are not assessed in connection with the purchase and redemption of Institutional Class shares. Therefore no underwriting commissions are paid to Stephens as the Funds' Distributor with respect to Institutional Class shares.

     For the year ended March 31, 1998, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemption of the Company's shares was $7,671,295. Stephens retained $939,892 of such commissions. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company retained $5,348,626.

     For the six-month period ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained 241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,333. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

     For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Institutional Class and Class A shares of the Institutional Class and Balanced Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class and Investor Class shares of the Pacifica Balanced Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Balanced Fund. Performance shown or advertised for the Class B shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996, reflects performance of the Investor Class shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6, 1996.

     Performance shown or advertised for the Class B shares of the Diversified Equity Income Fund for periods prior to January 1, 1995, reflects performance of the Class A shares of the Fund adjusted to reflect Class B expenses in effect on January 1, 1995.

     Performance shown or advertised for the Class A shares of the Equity Index Fund reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Index Fund. Prior to January 1, 1992, performance shown or advertised for the Class A shares of the Stagecoach Equity Index Fund reflects performance of the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio of the Stagecoach Corporate Stock Fund. Performance shown or advertised for the Class B shares has been calculated based on performance information for the Class A shares, as described above, adjusted to reflect Class B share expenses and sales charges.

     Performance shown or advertised for the Institutional Class and Class A shares of the Equity Value Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class and Investor Class shares of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Value Fund. Performance shown or advertised for the Class B shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996, reflects performance of the Investor Class shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6, 1996.

     Performance shown or advertised for the Institutional Class and Class A shares of the Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the Select Stock Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Growth Fund. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for the period from January 1, 1992 to January 1, 1995, reflects performance of the Class A shares of such Fund adjusted to reflect Class B expenses in effect on January 1, 1995. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on January 1, 1995.

     Performance shown or advertised for the Institutional Class and Class A shares of the Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund. Performance shown or advertised for the Class B shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 16, 1996. Performance shown or advertised for the Class C shares of the Stagecoach Small Cap Fund reflects the performance of the Class B shares, which as discussed above, reflects performance of the shares of the predecessor portfolio for periods prior to September 16, 1996, adjusted for Class B sales charges and expenses.

     Performance shown or advertised for the Class A shares of the Strategic Growth Fund, reflects performance of the Class A shares of the Overland Express Strategic Growth Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown for the Class B and Class C shares of the Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class B share and Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class B or Class C shares, as applicable.

     Average Annual Total Return:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

Average Annual Total Return for the Applicable Period Ended September 30, 1998*
-------------------------------------------------------------------------------

                                                                     Five           Three            One
                                                Inception**          Year            Year           Year
                                              ----------------   -------------   ------------   -------------
Balanced

  Class A                                               10.63%           8.95%         10.67%          -2.68%
  Class B                                               10.59%           9.12%          9.37%          -2.42%
  Institutional Class***                                11.42%          10.23%         12.88%           2.85%
Diversified Equity Income
  Class A                                               12.90%          12.60%         12.80%          -6.94%
  Class B                                               13.16%          12.90%         13.31%          -7.08%
Equity Index
  Class A                                               15.02%          17.64%         19.57%           3.40%
  Class B                                               17.63%          17.86%         19.93%           2.48%
Equity Value
  Class A                                               12.94%          13.08%         13.84%         -10.87%
  Class B                                               12.91%          13.32%         14.46%         -10.76%
  Class C                                               12.91%          13.54%         15.17%          -7.46%
  Institutional Class***                                13.75%          14.42%         16.11%          -5.83%
Growth
  Class A                                               14.02%          13.89%         13.60%          -1.93%
  Class B                                               14.07%          14.19%         14.08%          -1.66%
  Institutional Class***                                14.78%          15.12%         15.67%           3.56%
International Equity
  Class A                                              -11.09%            N/A            N/A          -12.10%
  Class B                                              -10.55%            N/A            N/A          -12.44%
  Class C                                             -  6.89%            N/A            N/A           -8.75%
Small Cap
  Class A                                               16.18%            N/A           3.77%         -34.48%
  Class B                                               16.57%            N/A           4.10%         -34.47%
  Class C                                               17.04%            N/A           5.00%         -31.98%
  Institutional Class***                                18.80%            N/A           6.73%         -30.45%
Strategic Growth
  Class A                                               11.93%           7.05%         -2.69%         -31.18%
  Class B                                               11.88%           7.13%         -2.51%         -31.48%
  Class C                                               11.97%           7.42%         -1.65%         -28.61%

_______________
* Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

** For purposes of showing performance information, the inception date of each Fund is as follows: Balanced - July 1, 1990; Diversified Equity Income - November 18, 1992; Equity Index - January 24, 1984; Equity Value - July 1, 1990; Growth - August 2, 1990; International Equity - September 24, 1997; Small Cap - November 11, 1994; Strategic Growth - January 20, 1993. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

*** With respect to the Institutional Class Shares, the average annual total return represents returns for the period ended September 30, 1998.

     Cumulative Total Return:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

    Cumulative Total Return for the Applicable Period Ended September 30, 1998*
    --------------------------------------------------------------------------

                                                                     Five            Three
                                                Inception**          Year            Year
                                              ----------------   -------------   -------------
Balanced
  Class A                                              130.12%          53.48%          35.54%
  Class B                                              129.45%          54.72%          37.44%
  Institutional Class***                               144.00%          62.75%          43.82%

Diversified Equity Income
  Class A                                              103.79%          81.01%          43.54%
  Class B                                              106.55%          83.43%          45.46%

Equity Index
  Class A                                              678.79%         125.27%          70.95%
  Class B                                              640.38%         127.45%          72.49%

Equity Value
  Class A                                              172.95%          84.91%          42.51%
  Class B                                              172.36%          86.84%          49.86%
  Class C                                              172.28%          88.69%          52.78%
  Institutional Class***                               189.40%          96.13%          56.51%

Growth
  Class A                                              192.02%          91.59%          46.60%
  Class B                                              192.97%          94.15%          48.46%
  Institutional Class***                               208.15%         102.19%          54.78%

International Equity
  Class A                                              -11.26%            N/A             N/A
  Class B                                              -10.72%            N/A             N/A
  Class C                                             -  7.00%            N/A             N/A

Small Cap
  Class A                                               79.95%            N/A           11.74%
  Class B                                               82.30%            N/A           12.81%
  Class C                                               85.20%            N/A           15.75%
  Institutional Class***                                96.34%            N/A           21.57%

Strategic Growth
  Class A                                               90.27%          40.58%          -7.85%
  Class B                                               90.65%          41.12%          -7.34%
  Class C                                               91.56%          43.05%          -4.85%

_______________
* Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

** For purposes of showing performance information, the inception date of each Fund is as follows: Balanced - July 1, 1990; Diversified Equity Income - November 18, 1992; Equity Index - January 24, 1984; Equity Value - July 1, 1990; Growth - August 2, 1990; Small Cap - November 11, 1994; Strategic Growth- January 20, 1993. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

** With respect to the Institutional Class shares, the cumulative total return represents returns for the period ended September 30, 1998.

      From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $121 billion of assets of individual, trusts, estates and institutions and $28 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through

Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

     The Company also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including Advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

     Investors in Norwest Advantage Funds.  Class A shareholders of the Norwest
     ------------------------------------
Advantage Funds who redeem shares at net asset value may use the redemption proceeds to purchase Class A shares of the Stagecoach Funds at net asset value (without a sales charge). A reciprocal sales load waiver is available to the Class A shareholders of Stagecoach Funds, who may use redemption proceeds to purchase Class A shares of the Norwest Advantage Funds at net asset value.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the six-month period ended September 30, 1998, the Company paid $1,000,647 in commissions to various broker/dealers in connection with such allocated transactions. For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Balanced, Diversified Equity Income and Equity Value Funds.  Purchases and
     ----------------------------------------------------------
sales of non-equity securities usually will be principal transactions.
Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Brokerage Commissions.  For the twelve-month period ended September 30,
     ---------------------
1998, the Funds paid brokerage commissions as follows:

             Fund                        Commissions
             ----                        -----------
            Balanced                     $ 97,076
            Diversified Equity Income    $455,131
            Equity Index                 $ 16,825
            Equity Value                 $517,340
            Growth                       $854,082
            International                     N/A
            Small Cap                    $219,238
            Strategic Growth             $999,449

     For the year ended March 31, 1998, the Funds paid brokerage commissions as follows:

             Fund                        Commissions
             ----                        -----------

            Balanced                     $  101,472
            Diversified Equity Income    $  458,942
            Equity Index                 $   13,906
            Equity Value                 $  448,506
            Growth                       $1,089,196
            International Equity*        $  214,167
            Small Cap                    $  233,382
            Strategic Growth**           $  788,479

------------------
* The amount reflects fees paid from September 24, 1997, the Fund's commencement date, until March 31, 1998.
** Indicates fees paid by, or on behalf of, the Fund for the year ended December
   31, 1997.

     The predecessor portfolio to the Strategic Growth Fund paid brokerage commissions as indicated below for the year ended December 31, 1995. The Diversified Equity Income and Growth Funds paid the following brokerage commissions for the nine-month period ended September 30, 1996 and the year ended December 31, 1995:

                                      Nine-Month
                                     Period Ended               Year Ended
        Fund                            9/30/96                  12/31/95
        ----                            -------                  --------
Strategic Growth                          N/A                    $190,359
Diversified Equity Income              $267,469                  $193,078
Growth                                 $531,052                  $607,442

     During the years ended September 30, 1996 and 1995, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:

                                        Year Ended               Year Ended
Fund                                     9/30/96                  9/30/95
----                                     -------                  -------
Equity Value                            $575,504                 $619,124
Balanced                                $254,191                 $197,751

     During the nine-month period ended September 30, 1996 and the year ended December 31, 1995, the Equity Index Fund paid the following amounts in brokerage commissions:

                                      Nine-Month
                                     Period Ended                  Year Ended
                                       9/30/96                      12/31/98
                                       -------                      --------
                                        $6,282                       $8,696

     For the period beginning September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid $1,856 for brokerage commissions.

     During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

     Securities of Regular Brokers or Dealers.  As of September 30, 1998, each
     ----------------------------------------
Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Investment Company Act of 1940 as follows:

Fund                                Broker/Dealer                           Amount
----                                -------------                           -----
Balanced                            Goldman Sachs & Co.                   $1,374,000
                                    J.P. Morgan                           $1,873,000

Diversified Equity Income           Goldman Sachs & Co.                   $4,789,000
                                    J.P. Morgan                           $  854,000

Equity Index                        None                                  None

Equity Value                        Goldman Sachs & Co.                   $5,483,000
                                    HSBC Securities                       $  880,000
                                    J.P. Morgan                           $2,574,000
                                    Morgan Stanley                        $3,090,000

Growth                              Goldman Sachs & Co.                   $6,039,000

International Equity                None                                  None

Small Cap                           Goldman Sachs & Co.                   $2,085,000
                                    HSBC Securities                       $  201,000
                                    J.P. Morgan Securities                $  270,000
                                    Morgan Stanley                        $  879,000

Strategic Growth                    Goldman Sachs & Co.                   $2,580,000

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.

                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; Advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract, nonequity option or dealer equity option will generally result in a realized capital gain or loss for federal income tax purposes. Such contracts and options held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the Internal Revenue Service (the "IRS") upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Income and dividends received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent of the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Funds to a nonresident alien individual, foreign trust (i.e., trust as to which a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have authority to control its substantial decisions), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax Advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Foreign Taxes.  Income and dividends received by the Fund from sources
     -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a regulated investment company's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the regulated investment company will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Equity Fund expects to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder generally if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund dividends corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

     For tax years beginning after December 31, 1997, an individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax Advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are eight of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a

Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of March 31, 1999 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                       5% OWNERSHIP AS OF MARCH 31, 1999
                       ---------------------------------

                                    Name and                        Class; Type             Percentage    Percentage
     Fund                           Address                         of Ownership             of Class       of Fund
     ----                           -------                         ------------             --------       -------
BALANCED FUND            California State University                Class A                    5.12           2.01%
                         Dominguez Hills Foundation
                         Endowment Fund
                         1000 E Victoria Street EAC C518
                         Carson            Ca 90747-0001

                         Wells Fargo Bank, TTEE                     Institutional Class       44.88%         20.16%
                         Choicemaster                               Record Holder
                         Attn:  Mutual Funds A88-4
                         P.O. Box 9800
                         Calabasas, CA  91372

                         Hep. & Co.                                 Institutional Class       40.65%         18.26%

                                    Name and                        Class; Type             Percentage    Percentage
     Fund                           Address                         of Ownership             of Class       of Fund
     ----                           -------                         ------------             --------       -------
                         Attn:  MF Dept. A88-4                       Record Holder
                         P.O. Box 9800 MAC 9139-027
                         Calabasas, CA  91302

STRATEGIC GROWTH FUND    Wells Fargo Bank                            Class A                    17.31%        13.19%
                         FBO Retirement Plans Omnibus                Record Holder
                         P.O. Box 63015
                         San Francisco, CA  94163

                         MLPF&S for the Sole Benefit of its          Class A                     5.70%         4.34%
                         Customers                                   Record Holder
                         Attn Mutual Fund Administration
                         4800 Deer Lake Drive East
                         3rd Floor
                         Jacksonville, FL  32246

                         MLPF&S for the Sole Benefit of its
                         Customers
                         Attn Mutual Fund Administration             Class C                    47.66%      4.65%
                         4800 Deer Lake Drive East                   Record Holder
                         3rd Floor
                         Jacksonville, FL  32246

EQUITY INDEX             Wells Fargo Bank
FUND                     FBO Retirement Plans Omnious
                         P O Box 63015
                         San Francisco   CA 94163                                               80.18%     85.57

EQUITY VALUE             Wells Fargo Bank                            Class A                    13.72%      N/A
FUND                     FBO Retirement Plans Omnibus                Record Holder
                         P.O. Box 63015
                         San Francisco, CA  94163

                         Dean Witter for the Benefit of              Class C                     5.04%      N/A
                         William C. Barrette                         Beneficially Owned
                         P.O. Box 250, Church Street Station
                         New York, NY  10008-0250

                         Dean Witter for the Benefit of                                         13.02%      N/A
                         John T. Douglas                             Class C
                         P.O. Box 250                                Beneficially Owned
                         Church Street Station
                         New York, NY  10008-0250

                         Dean Witter for the Benefit of                                          7.06%      N/A
                         Rick Vangelisti                             Class C
                         P.O. Box 250                                Beneficially Owned
                         Church Street Station
                         New York, NY  10008-0250

                                    Name and                        Class; Type             Percentage    Percentage
     Fund                           Address                         of Ownership             of Class       of Fund
     ----                           -------                         ------------             --------       -------
                         Dean Witter for the Benefit of                                          5.75%      N/A
                         John J. & Hazel M. Semoni                   Class C
                         TTEES for T                                 Beneficially Owned
                         P.O. Box 250
                         Church Street Station
                         New York, NY  10008-0250

                         Dean Witter for the Benefit of                                          6.51%      N/A
                         Tak-Ming Lam                                Class C
                         P.O. Box 250                                Beneficially Owned
                         Church Street Station
                         New York, NY  10008-0250

                         Dean Witter Reynolds Cust for                                          10.16%      N/A
                         Steve F. Tognoli                            Class C
                         P.O. Box 250                                Beneficially Owned
                         Church Street Station
                         New York, NY  10008-0250

                         Wells Fargo Bank, TTEE                      Institutional Class        18.60%        10.41%
                         Choicemaster                                Record Holder
                         Attn:  Mutual Funds A88-4
                         P.O. Box 9800
                         Calabasas, CA  91372

                         Dim & Co.                                   Institutional Class        42.59%        23.82%
                         Attn:  MF Dept. A88-4                       Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372

                         Virg. & Co.                                 Institutional Class        11.73%         6.50%
                         Attn:  MF Dept. A88-4                       Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372

                         Hep. & Co.                                  Institutional Class        21.56%        12.06%
                         Attn:  MF Dept. A88-4                       Record Holder
                         P.O. Box 9800 MAC 9139-027
                         Calabasas, CA  91302

DIVERSIFIED EQUITY       Wells  Fargo Bank                           Class A                    27.65%        19.67%
INCOME FUND              FBO Retirement Plans Omnibus                Record Holder
                         P.O. Box 63015
                         San Francisco, CA  94163

GROWTH FUND              Wells Fargo Bank                            Class A                    51.48%        39.78%
                         FBO Retirement Plans Omnibus                Record Holder
                         P.O. Box 63015
                         San Francisco, CA  94163

                         Dim & Co.                                   Institutional Class         6.50%      N/A
                         Attn:  MF Dept. A88-4                       Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372

                         Virg. & Co.                                 Institutional Class        38.06%      N/A
                         Attn:  MF Dept. A88-4                       Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372

                         Hep. & Co.                                  Institutional Class        48.76%      N/A

                                    Name and                        Class; Type             Percentage    Percentage
     Fund                           Address                         of Ownership             of Class       of Fund
     ----                           -------                         ------------             --------       -------
                         Attn:  MF Dept. A88-4                       Record Holder
                         P.O. Box 9800 MAC 9139-027
                         Calabasas, CA  91302

INTERNATIONAL            Virg & Co.                                  Class A                  15.22%        34.86
EQUITY                   c/o Wells Fargo Bank
FUND                     P.O. Box 9800 MAC 9139-027
                         Calabasas, CA  91372

                         HEP & Co                                    Class A                   3.63%         8.31
                         c/o Wells Fargo Bank
                         P.O. Box 9800 MAC 9139-027
                         Calabasas CA  91327

                         DEN & Co                                    Class A                   3.52%         8.06
                         Attn:  MF Dept. A88-4
                         POB 9800
                         Calabasas CA  91372

                         Dean Witter for the benefit of              Class C                   0.04%         7.35
                         Joseph J Hoffman &
                         Shirley Hoffman TTEES of
                         P.O. Box 250 Church Street Station
                         New York, NY  10008-0250

                         Dean Witter Reynolds Cust for               Class C                   0.04%         8.43
                         William C. Barrette
                         PO Box 250 Church Street Station
                         New York, NY  10008-0250

                         Dean Witter for the Benefit of              Class C                   0.05%         8.97
                         Tom L Cook
                         PO Box 250 Church Street Station
                         New York, NY  10008-0250

                         Dean Witter Reynolds Cust for               Class C                   0.10%        18.32
                         Bonnie V Heywood
                         PO Box 250 Church Street Station
                         New York, NY  10008-0250

                         Dean Witter for the Benefit of              Class C                   0.08%        14.55
                         Janice H EHLY
                         PO Box 250 Church Street Station
                         New York, NY  10008-0250

SMALL CAP FUND           Wells Fargo Bank                            Class A                  31.30%          N/A
                         FBO Retirement Plans Omnibus                Record Holder
                         P.O. Box 63015
                         San Francisco, CA  94163

                         State Street Bank and Trust as Trustee      Class A                  18.68%          N/A
                         for Various Plans                           Record Holder
                         Two Heritage Drive
                         Quincy, MA  02171

                         MLPF&S for the Sole Benefit of its          Class C                  48.77%          N/A
                         Customers                                   Record Holder
                         Attn Mutual Fund Administration
                         4800 Deer Lake Drive East
                         3rd Floor
                         Jacksonville, FL  32246

                         Painewebber for the Benefit of              Class C                   0.08%         5.51
                         Anneruth Serman
                         10-011 Sunningdale Dr.
                         Rancho Mirage CA  92270-1428

                         Wells Fargo Bank                            Institutional            72.46%        57.00%
                         420 Montgomery Street                       Class
                         San Francisco, CA  94104                    Record Holder

                         The Northern Trust Co.                      Institutional             5.98%          N/A
                         Duker Deliverance                           Class
                         Stagecoach Equity                           Record Holder
                         A/C #26-56948
                         P.O. Box 92956
                         Chicago Il  60675

                         Hep. & Co.                                  Institutional            10.49%         7.38
                         Attn:  MF Dept. A88-4                       Class
                         P.O. Box 9800 MAC 9139-027                  Record Holder
                         Calabasas, CA  91302

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Company. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The audited financial statements which include the portfolios of investments, and independent auditors' reports for the Funds for the six-month period ended September 30, 1998, except for the Strategic Growth Fund, which is for the nine-month period ended September 30, 1998, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on November 27, 1998.

     The Company's Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's:  The highest rating for corporate commercial paper is "P-1"
     -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 30th day of April, 1999.

                            STAGECOACH FUNDS, INC.


                            By   /s/ Richard H. Blank, Jr.
                                ------------------------------
                                 Richard H. Blank, Jr.
                                 Secretary and Treasurer
                                 (Principal Financial Officer)

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

   Signature                                  Title                                     Date
   ---------                                  -----                                     ----
                  *                  Director, Chairman and President
--------------------------------     (Principal Executive Officer)
(R. Greg Feltus)

/s/Richard H. Blank, Jr.             Secretary and Treasurer                            4/30/99
--------------------------------     (Principal Financial Officer)
(Richard H. Blank, Jr.)

                  *                  Director
--------------------------------
(Jack S. Euphrat)

                  *                  Director
--------------------------------
(Thomas S. Goho)

                  *                  Director
--------------------------------
(Peter G. Gordon)

                  *                  Director
--------------------------------
(Joseph N. Hankin)

                  *                  Director
--------------------------------
(W. Rodney Hughes)

                  *                  Director
--------------------------------
(Tucker Morse)

*By  /s/ Richard H. Blank, Jr.
     ---------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     April 30, 1999